FINANCIAL STATEMENTS OF

THE GUARDIAN SEPARATE ACCOUNT F

The Guardian Separate Account F

STATEMENTS OF ASSETS AND LIABILITIES

	Victory RS Large Cap Alpha VIP Series	Victory 500 Index VIP Series	Victory High Yield VIP Series

	12/31/2021	12/31/2021	12/31/2021

Assets:
Shares owned in underlying fund	60,221	178,956	207,263
Net asset value per share (NAV)	54.34	19.79	7.40

Total Assets (Shares x NAV)	$3,272,431	$3,541,531	$1,533,745

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	5,737	5,576	5,741

Net Assets	$3,266,694	$3,535,955	$1,528,004

Net Assets: Total
Contract value in accumulation period	$3,215,747	$3,461,263	$1,403,025
Contracts in Payout (annuitization) period	50,947	74,692	124,979

Net Assets	$3,266,694	$3,535,955	$1,528,004

Total Units Outstanding	157,397	103,877	54,652
Unit Value (Accumulation, Lowest to Highest)	$19.49 to $20.55	$30.39 to $33.80	$24.47 to $25.80

Cost of Shares in Underlying Fund	$2,775,730	$3,115,411	$1,438,888

(1)	Portfolio liquidated as of October 22, 2021

STATEMENTS OF OPERATIONS

	Victory RS Large Cap Alpha VIP Series	Victory 500 Index VIP Series	Victory High Yield VIP Series

	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021

2021 Investment Income

Income:
Reinvested dividends	$35,055	$41,395	$88,320
Expenses:
Mortality expense risk and administrative charges	53,327	56,486	26,867

Net investment income/(expense)	(18,272)	(15,091)	61,453

2021 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	20,002	48,648	17,401
Reinvested realized gain distributions	—	391,876	—

Net realized gain/(loss) on investments	20,002	440,524	17,401
Net change in unrealized appreciation/(depreciation) of investments	618,607	286,532	(15,341)

Net realized and unrealized gain/(loss) from investments	638,609	727,056	2,060

2021 Net Increase/(Decrease) in Net Assets Resulting from Operations	$620,337	$711,965	$63,513

See notes to financial statements.

B-2

Investment Options
Victory INCORE Low Duration Bond VIP Series	Victory RS Small Cap Growth Equity VIP Series	Victory RS International VIP Series	Victory Sophus Emerging Markets VIP Series	Victory INCORE Investment Quality Bond VIP Series	Gabelli Capital Asset Fund	Value Line Centurion Fund

12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

50,335	119,408	58,571	43,181	230,985	774	11,715
10.56	16.38	19.33	16.52	12.55	19.23	34.73

$531,539	$1,955,898	$1,132,173	$713,349	$2,898,857	$14,876	$406,857

5,960	5,921	5,457	5,480	6,021	2,831	5,631

$525,579	$1,949,977	$1,126,716	$707,869	$2,892,836	$12,045	$401,226

$511,390	$1,866,693	$1,085,688	$596,190	$2,631,736	$12,045	$400,554
14,189	83,284	41,028	111,679	261,100	—	672

$525,579	$1,949,977	$1,126,716	$707,869	$2,892,836	$12,045	$401,226

43,522	42,803	55,381	14,349	137,896	404	19,592
$11.27 to $11.80	$39.54 to $43.98	$17.85 to $19.86	$39.79 to $41.97	$17.26 to $19.20	$29.79 to $29.79	$19.67 to $20.75

$521,691	$2,108,136	$939,561	$632,072	$2,824,488	$14,725	$328,200

Investment Options
Victory INCORE Low Duration Bond VIP Series	Victory RS Small Cap Growth Equity VIP Series	Victory RS International VIP Series	Victory Sophus Emerging Markets VIP Series	Victory INCORE Investment Quality Bond VIP Series	Gabelli Capital Asset Fund	Value Line Centurion Fund

1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021

$8,720	—	$20,812	$6,672	$62,830	$69	$67

10,029	41,848	19,346	12,727	52,767	668	7,510

(1,309)	(41,848)	1,466	(6,055)	10,063	(599)	(7,443)

4,678	138,236	16,413	21,865	22,472	207	16,731
—	152,657	23,905	12,834	66,986	1,611	32,307

4,678	290,893	40,318	34,699	89,458	1,818	49,038
(7,209)	(516,957)	83,818	(72,611)	(161,007)	1,473	19,207

(2,531)	(226,064)	124,136	(37,912)	(71,549)	3,291	68,245

$(3,840)	$(267,912)	$125,602	$(43,967)	$(61,486)	$2,692	$60,802

B-3

The Guardian Separate Account F

STATEMENTS OF ASSETS AND LIABILITIES

	Value Line Strategic Asset Management Trust	Invesco V.I. American Franchise Fund Series I	Invesco V.I. Government Securities Fund Series I

	12/31/2021	12/31/2021	12/31/2021

Assets:
Shares owned in underlying fund	98,661	7,785	55,754
Net asset value per share (NAV)	23.00	88.63	11.48

Total Assets (Shares x NAV)	$2,269,209	$690,006	$640,055

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	6,012	5,623	5,249

Net Assets	$2,263,197	$684,383	$634,806

Net Assets: Total
Contract value in accumulation period	$2,256,181	$681,498	$619,778
Contracts in Payout (annuitization) period	7,016	2,885	15,028

Net Assets	$2,263,197	$684,383	$634,806

Total Units Outstanding	75,931	41,468	41,310
Unit Value (Accumulation, Lowest to Highest)	$26.85 to $29.87	$15.95 to $16.82	$14.29 to $15.07

Cost of Shares in Underlying Fund	$2,033,240	$501,991	$652,045

(1)	Portfolio liquidated as of October 22, 2021

STATEMENTS OF OPERATIONS

	Value Line Strategic Asset Management Trust	Invesco V.I. American Franchise Fund Series I	Invesco V.I. Government Securities Fund Series I

	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021

2021 Investment Income
Income:
Reinvested dividends	$7,573	$—	$17,781
Expenses:
Mortality expense risk and administrative charges	40,598	13,117	12,594

Net investment income/(expense)	(33,025)	(13,117)	5,187

2021 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	18,330	79,441	(914)
Reinvested realized gain distributions	353,715	79,461	—

Net realized gain/(loss) on investments	372,045	158,902	(914)
Net change in unrealized appreciation/(depreciation) of investments	(36,468)	(76,563)	(34,749)

Net realized and unrealized gain/(loss) from investments	335,577	82,339	(35,663)

2021 Net Increase/(Decrease) in Net Assets Resulting from Operations	$302,552	$69,222	$(30,476)

See notes to financial statements.

B-4

Investment Options
Invesco V.I. Core Equity Fund Series I	Invesco V.I. American Franchise Fund Series II	Invesco V.I. Government Securities Fund Series II	Invesco V.I. Main Street Mid Cap Fund Series II	Invesco V.I. Core Equity Fund Series II	Invesco V.I. American Value Fund Series II	Invesco V.I. Growth and Income Fund Series II

12/31/2021	12/31/2021	(1)	12/31/2021	12/31/2021	12/31/2021	12/31/2021

10,960	484	—	1,027	120	2,231	24,739
37.79	83.04	—	12.55	37.57	19.89	23.66

$414,168	$40,232	$—	$12,888	$4,518	$44,372	$585,325

5,705	5,076	—	1,875	1,354	5,947	5,970

$408,463	$35,156	$—	$11,013	$3,164	$38,425	$579,355

$401,886	$35,156	$—	$11,013	$3,164	$38,425	$577,484
6,577	—	—	—	—	—	1,871

$408,463	$35,156	$—	$11,013	$3,164	$38,425	$579,355

18,921	1,023	—	417	106	1,907	17,702
$20.25 to $21.35	$34.38 to $34.38	—	$26.43 to $26.43	$29.99 to $29.99	$20.14 to $20.14	$31.18 to $32.76

$355,933	$30,618	$—	$12,215	$4,042	$39,157	$489,190

Investment Options
Invesco V.I. Core Equity Fund Series I	Invesco V.I. American Franchise Fund Series II	Invesco V.I. Government Securities Fund Series II	Invesco V.I. Main Street Mid Cap Fund Series II	Invesco V.I. Core Equity Fund Series II	Invesco V.I. American Value Fund Series II	Invesco V.I. Growth and Income Fund Series II

1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 10/22/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021

$2,623	$—	$308	$31	$19	$273	$7,620

8,060	1,134	4,030	499	334	2,147	10,547

(5,437)	(1,134)	(3,722)	(468)	(315)	(1,874)	(2,927)

(12,763)	1,080	(2,849)	(1)	2	9	6,711
8,983	4,827	—	—	96	1,087	—

(3,780)	5,907	(2,849)	(1)	98	1,096	6,711
98,514	(1,627)	(3,677)	2,369	874	9,624	118,475

94,734	4,280	(6,526)	2,368	972	10,720	125,186

$89,297	$3,146	$(10,248)	$1,900	$657	$8,846	$122,259

B-5

The Guardian Separate Account F

STATEMENTS OF ASSETS AND LIABILITIES

	Alger Capital Appreciation Portfolio Class I-2	Alger Capital Appreciation Portfolio Class S	AB VPS Growth and Income Portfolio Class B

	12/31/2021	12/31/2021	(1)

Assets:
Shares owned in underlying fund	17,213	1,901	—
Net asset value per share (NAV)	94.33	85.16	—

Total Assets (Shares x NAV)	$1,623,695	$161,879	$—

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	5,229	5,337	—

Net Assets	$1,618,466	$156,542	$—

Net Assets: Total
Contract value in accumulation period	$1,613,309	$156,542	$—
Contracts in Payout (annuitization) period	5,157	—	—

Net Assets	$1,618,466	$156,542	$—

Total Units Outstanding	35,995	2,158	—
Unit Value (Accumulation, Lowest to Highest)	$42.60 to $44.93	$72.53 to $72.53	—

Cost of Shares in Underlying Fund	$1,674,608	$144,831	$—

(1)	Portfolio liquidated as of October 22, 2021

STATEMENTS OF OPERATIONS

	Alger Capital Appreciation Portfolio Class I-2	Alger Capital Appreciation Portfolio Class S	AB VPS Growth and Income Portfolio Class B

	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 10/22/2021

2021 Investment Income
Income:
Reinvested dividends	$—	$—	$7,285
Expenses:
Mortality expense risk and administrative charges	25,608	3,463	15,425

Net investment income/(expense)	(25,608)	(3,463)	(8,140)

2021 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	243,707	1,399	182,413
Reinvested realized gain distributions	336,456	36,263	—

Net realized gain/(loss) on investments	580,163	37,662	182,413
Net change in unrealized appreciation/(depreciation) of investments	(319,520)	(11,563)	33,937

Net realized and unrealized gain/(loss) from investments	260,643	26,099	216,350

2021 Net Increase/(Decrease) in Net Assets Resulting from Operations	$235,035	$22,636	$208,210

See notes to financial statements.

B-6

Investment Options
AB VPS Large Cap Growth Portfolio Class B	AB VPS Global Thematic Growth Portfolio Class B	American Century VP Capital Appreciation Fund Class I	Davis Financial Portfolio	Davis Real Estate Portfolio	Davis Value Portfolio	Fidelity VIP Balanced Portfolio Service Class 2

(1)	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

—	3,593	45,682	710	3,235	74,654	78,781
—	43.80	18.70	13.97	19.72	8.98	24.52

$—	$157,385	$854,248	$9,917	$63,803	$670,395	$1,931,721

—	5,957	5,488	3,118	5,552	5,733	6,195

$—	$151,428	$848,760	$6,799	$58,251	$664,662	$1,925,526

$—	$144,517	$847,487	$6,799	$58,251	$664,662	$1,922,882
—	6,911	1,273	—	—	—	2,644

$—	$151,428	$848,760	$6,799	$58,251	$664,662	$1,925,526

—	4,968	24,021	281	2,252	23,943	61,590
—	$28.20 to $29.62	$33.80 to $35.65	$24.16 to $24.16	$25.87 to $25.87	$27.76 to $27.76	$28.36 to $31.54

$—	$96,834	$654,312	$8,367	$46,650	$669,239	$1,397,559

Investment Options
AB VPS Large Cap Growth Portfolio Class B	AB VPS Global Thematic Growth Portfolio Class B	American Century VP Capital Appreciation Fund Class I	Davis Financial Portfolio	Davis Real Estate Portfolio	Davis Value Portfolio	Fidelity VIP Balanced Portfolio Service Class 2

1/1/2021 to 10/22/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021

$—	$—	$—	$136	$823	$4,038	$13,798

6,948	3,763	14,925	817	3,061	12,169	33,773

(6,948)	(3,763)	(14,925)	(681)	(2,238)	(8,131)	(19,975)

129,729	11,703	14,309	1	7,225	21,099	81,235
13,375	19,899	99,304	744	—	109,964	145,002

143,104	31,602	113,613	745	7,225	131,063	226,237
(48,890)	1,006	(25,267)	1,440	16,805	(22,182)	75,107

94,214	32,608	88,346	2,185	24,030	108,881	301,344

$87,266	$28,845	$73,421	$1,504	$21,792	$100,750	$281,369

B-7

The Guardian Separate Account F

STATEMENTS OF ASSETS AND LIABILITIES

	Fidelity VIP Contrafund Portfolio Service Class 2	Fidelity VIP Equity Income Portfolio Service Class 2	Fidelity VIP Growth Portfolio Service Class 2

	12/31/2021	(1)	12/31/2021

Assets:
Shares owned in underlying fund	79,134	—	15,835
Net asset value per share (NAV)	52.51	—	99.42

Total Assets (Shares x NAV)	$4,155,309	$—	$1,574,326

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	6,540	—	5,376

Net Assets	$4,148,769	$—	$1,568,950

Net Assets: Total
Contract value in accumulation period	$4,103,764	$—	$1,564,393
Contracts in Payout (annuitization) period	45,005	—	4,557

Net Assets	$4,148,769	$—	$1,568,950

Total Units Outstanding	87,166	—	46,239
Unit Value (Accumulation, Lowest to Highest)	$42.68 to $47.47	—	$32.28 to $34.05

Cost of Shares in Underlying Fund	$2,716,994	$—	$1,120,214

(1)	Portfolio liquidated as of October 22, 2021

STATEMENTS OF OPERATIONS

	Fidelity VIP Contrafund Portfolio Service Class 2	Fidelity VIP Equity Income Portfolio Service Class 2	Fidelity VIP Growth Portfolio Service Class 2

	1/1/2021 to 12/31/2021	1/1/2021 to 10/22/2021	1/1/2021 to 12/31/2021

2021 Investment Income
Income:
Reinvested dividends	$1,062	$4,511	$—
Expenses:
Mortality expense risk and administrative charges	67,090	28,373	27,278

Net investment income/(expense)	(66,028)	(23,862)	(27,278)

2021 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	112,595	528,365	98,422
Reinvested realized gain distributions	488,237	56,310	327,838

Net realized gain/(loss) on investments	600,832	584,675	426,260
Net change in unrealized appreciation/(depreciation) of investments	328,444	(204,393)	(111,447)

Net realized and unrealized gain/(loss) from investments	929,276	380,282	314,813

2021 Net Increase/(Decrease) in Net Assets Resulting from Operations	$863,248	$356,420	$287,535

See notes to financial statements.

B-8

Investment Options
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	Fidelity VIP Mid Cap Portfolio Service Class 2	Fidelity VIP Government Money Market Portfolio Service Class 2	Templeton Growth VIP Fund Class 2	Franklin Rising Dividends VIP Fund Class 2	Franklin Small Cap Value VIP Fund Class 2	Janus Henderson Forty Portfolio Service Shares

12/31/2021	(1)	12/31/2021	12/31/2021	12/31/2021	(1)	12/31/2021

44,628	—	1,867,411	22,728	7,390	—	18,964
12.98	—	1.00	11.59	35.42	—	56.64

$579,265	$—	$1,867,411	$263,423	$261,756	$—	$1,074,149

5,916	—	477,414	5,513	5,838	—	5,601

$573,349	$—	$1,389,997	$257,910	$255,918	$—	$1,068,548

$573,349	$—	$1,273,567	$257,090	$252,514	$—	$1,014,371
—	—	116,430	820	3,404	—	54,177

$573,349	$—	$1,389,997	$257,910	$255,918	$—	$1,068,548

39,155	—	137,331	14,154	6,728	—	22,300
$14.64 to $14.64	—	$8.98 to $9.29	$16.76 to $18.49	$37.53 to $37.53	—	$41.40 to $46.05

$584,096	$—	$1,867,411	$290,038	$186,719	$—	$766,958

Investment Options
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	Fidelity VIP Mid Cap Portfolio Service Class 2	Fidelity VIP Government Money Market Portfolio Service Class 2	Templeton Growth VIP Fund Class 2	Franklin Rising Dividends VIP Fund Class 2	Franklin Small Cap Value VIP Fund Class 2	Janus Henderson Forty Portfolio Service Shares

1/1/2021 to 12/31/2021	1/1/2021 to 10/22/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 10/22/2021	1/1/2021 to 12/31/2021

$10,690	$—	$276	$2,981	$2,139	$416	$5,513

9,555	36,889	38,093	4,965	5,317	1,744	19,131

1,135	(36,889)	(37,817)	(1,984)	(3,178)	(1,328)	(13,618)

3,357	1,112,786	—	(7,988)	5,088	4,961	56,836
16,172	10,946	—	—	8,054	1,102	124,512

19,529	1,123,732	—	(7,988)	13,142	6,063	181,348
(35,372)	(607,176)	—	18,147	43,052	2,995	22,130

(15,843)	516,556	—	10,159	56,194	9,058	203,478

$(14,708)	$479,667	$(37,817)	$8,175	$53,016	$7,730	$189,860

B-9

The Guardian Separate Account F

STATEMENTS OF ASSETS AND LIABILITIES

	Janus Henderson Flexible Bond Portfolio Service Shares	Janus Henderson Enterprise Portfolio Service Shares	Janus Henderson Global Research Portfolio Service Shares

	(1)	12/31/2021	12/31/2021

Assets:
Shares owned in underlying fund	—	11,092	12,134
Net asset value per share (NAV)	—	92.49	69.31

Total Assets (Shares x NAV)	$—	$1,025,861	$840,999

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	5,251	5,494

Net Assets	$—	$1,020,610	$835,505

Net Assets: Total
Contract value in accumulation period	$—	$870,428	$833,292
Contracts in Payout (annuitization) period	—	150,182	2,213

Net Assets	$—	$1,020,610	$835,505

Total Units Outstanding	—	33,594	51,659
Unit Value (Accumulation, Lowest to Highest)	—	$23.58 to $26.23	$15.32 to $16.16

Cost of Shares in Underlying Fund	$—	$712,104	$490,599

(1)	Portfolio liquidated as of October 22, 2021

STATEMENTS OF OPERATIONS

	Janus Henderson Flexible Bond Portfolio Service Shares	Janus Henderson Enterprise Portfolio Service Shares	Janus Henderson Global Research Portfolio Service Shares

	1/1/2021 to 10/22/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021

2021 Investment Income
Income:
Reinvested dividends	$19,809	$2,460	$3,001
Expenses:
Mortality expense risk and administrative charges	16,998	18,652	15,117

Net investment income/(expense)	2,811	(16,192)	(12,116)

2021 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	24,443	63,752	93,073
Reinvested realized gain distributions	22,717	92,810	40,192

Net realized gain/(loss) on investments	47,160	156,562	133,265
Net change in unrealized appreciation/(depreciation) of investments	(87,534)	(926)	2,887

Net realized and unrealized gain/(loss) from investments	(40,374)	155,636	136,152

2021 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(37,563)	$139,444	$124,036

See notes to financial statements.

B-10

Investment Options
MFS Total Return Bond Series Service Class	MFS Core Equity Portfolio Service Class	MFS Growth Series Service Class	MFS Investors Trust Series Service Class	MFS New Discovery Series Service Class	MFS VIT II Income Portfolio Series Service Class	MFS Total Return Series Service Class

12/31/2021	12/31/2021	(1)	12/31/2021	12/31/2021	12/31/2021	12/31/2021

4,659	9,189	—	10,994	42,056	55,783	2,315
13.37	31.84	—	43.97	19.84	9.72	27.18

$62,293	$292,572	$—	$483,399	$834,390	$542,206	$62,917

5,787	5,576	—	5,158	5,765	5,318	5,534

$56,506	$286,996	$—	$478,241	$828,625	$536,888	$57,383

$56,506	$286,448	$—	$473,306	$825,633	$495,704	$55,258
—	548	—	4,935	2,992	41,184	2,125

$56,506	$286,996	$—	$478,241	$828,625	$536,888	$57,383

3,859	11,370	—	15,743	21,668	23,714	2,481
$14.64 to $14.64	$24.06 to $25.38	—	$27.54 to $30.64	$34.46 to $38.33	$18.90 to $21.02	$22.28 to $22.28

$61,974	$155,691	$—	$307,640	$752,756	$545,387	$53,212

Investment Options
MFS Total Return Bond Series Service Class	MFS Core Equity Portfolio Service Class	MFS Growth Series Service Class	MFS Investors Trust Series Service Class	MFS New Discovery Series Service Class	MFS VIT II Income Portfolio Series Service Class	MFS Total Return Series Service Class

1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 10/22/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021

$2,069	$785	$—	$1,874	$—	$16,335	$1,015

1,112	5,987	13,240	9,087	15,535	9,744	1,642

957	(5,202)	(13,240)	(7,213)	(15,535)	6,591	(627)

761	8,386	309,791	12,625	52,227	(4,762)	563
6	21,668	145,497	14,348	159,034	23,138	3,079

767	30,054	455,288	26,973	211,261	18,376	3,642
(3,564)	32,258	(291,045)	74,906	(193,646)	(34,862)	3,340

(2,797)	62,312	164,243	101,879	17,615	(16,486)	6,982

$(1,840)	$57,110	$151,003	$94,666	$2,080	$(9,895)	$6,355

B-11

The Guardian Separate Account F

STATEMENTS OF ASSETS AND LIABILITIES

	PSF PGIM Jennison Growth Portfolio II	Guardian Integrated Research VIP Fund	Guardian Large Cap Disciplined Growth VIP Fund

	(1)	12/31/2021	12/31/2021

Assets:
Shares owned in underlying fund	—	21,441	56,639
Net asset value per share (NAV)	—	21.86	28.69

Total Assets (Shares x NAV)	$—	$468,695	$1,624,975

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	1,497	4,382

Net Assets	$—	$467,198	$1,620,593

Net Assets: Total
Contract value in accumulation period	$—	$467,198	$1,396,709
Contracts in Payout (annuitization) period	—	—	223,884

Net Assets	$—	$467,198	$1,620,593

Total Units Outstanding	—	44,068	135,654
Unit Value (Accumulation, Lowest to Highest)	—	$10.60 to $10.60	$10.29 to $10.30

Cost of Shares in Underlying Fund	$—	$446,396	$1,580,053

(1)	Portfolio liquidated as of October 22, 2021

STATEMENTS OF OPERATIONS

	PSF PGIM Jennison Growth Portfolio II	Guardian Integrated Research VIP Fund	Guardian Large Cap Disciplined Growth VIP Fund

	1/1/2021 to 10/22/2021	10/22/2021 to 12/31/2021	10/22/2021 to 12/31/2021

2021 Investment Income
Income:
Reinvested dividends	$—	$—	$—
Expenses:
Mortality expense risk and administrative charges	6,901	1,497	4,382

Net investment income/(expense)	(6,901)	(1,497)	(4,382)

2021 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	375,830	121	200
Reinvested realized gain distributions	—	—	—

Net realized gain/(loss) on investments	375,830	121	200
Net change in unrealized appreciation/(depreciation) of investments	(311,949)	22,298	44,922

Net realized and unrealized gain/(loss) from investments	63,881	22,419	45,122

2021 Net Increase/(Decrease) in Net Assets Resulting from Operations	$56,980	$20,922	$40,740

See notes to financial statements.

B-12

Investment Options
Guardian U.S. Government Securities VIP Fund	Guardian Total Return Bond VIP Fund	Guardian All Cap Core VIP Fund	Guardian Select Mid Cap Core VIP Fund	Guardian Small Mid Cap Core VIP Fund	Guardian Strategic Large Cap Core VIP Fund

12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

26,027	111,365	201,272	192,414	2,450	118,057
10.27	10.61	10.26	10.08	10.09	10.32

$267,298	$1,181,583	$2,065,050	$1,939,535	$24,720	$1,218,352

906	3,800	5,748	5,649	79	3,900

$266,392	$1,177,783	$2,059,302	$1,933,886	$24,641	$1,214,452

$243,893	$1,105,217	$2,046,322	$1,870,897	$24,641	$980,963
22,499	72,566	12,980	62,989	—	233,489

$266,392	$1,177,783	$2,059,302	$1,933,886	$24,641	$1,214,452

24,616	110,690	200,131	186,249	2,450	95,381
$9.90 to $9.91	$9.98 to $9.99	$10.22 to $10.23	$10.04 to $10.05	$10.06 to $10.06	$10.27 to $10.29

$268,347	$1,174,945	$2,012,763	$1,923,931	$24,500	$1,179,901

Investment Options
Guardian U.S. Government Securities VIP Fund	Guardian Total Return Bond VIP Fund	Guardian All Cap Core VIP Fund	Guardian Select Mid Cap Core VIP Fund	Guardian Small Mid Cap Core VIP Fund	Guardian Strategic Large Cap Core VIP Fund

10/22/2021 to 12/31/2021	10/22/2021 to 12/31/2021	10/22/2021 to 12/31/2021	10/22/2021 to 12/31/2021	10/22/2021 to 12/31/2021	10/22/2021 to 12/31/2021

$—	$—	$—	$—	$—	$—

906	3,800	6,748	6,649	79	3,900

(906)	(3,800)	(6,748)	(6,649)	(79)	(3,900)

(155)	29	897	509	(5)	215
—	—	—	—	—	—

(155)	29	897	509	(5)	215
(1,049)	6,638	52,287	15,604	221	38,451

(1,204)	6,667	53,184	16,113	216	38,666

$(2,110)	$2,867	$46,436	$9,464	$137	$34,766

B-13

The Guardian Separate Account F

STATEMENTS OF CHANGES IN NET ASSETS

	Victory RS Large Cap Alpha VIP Series	Victory 500 Index VIP Series

	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021

2020 Increase/(Decrease) from Operations
Net investment income/(expense)	$(8,464)	$7,468
Net realized gain/(loss) from sale of investments	(60,120)	90,707
Reinvested realized gain distributions	176,794	602,661
Net change in unrealized appreciation/(depreciation) of investments	(151,875)	(294,432)

Net increase/(decrease) resulting from operations	(43,665)	406,404

2020 Contract Transactions
Contract purchase payments	14,761	11,940
Transfers between investment divisions, net	188,026	99,403
Transfers on account of death	(5,085)	(5,664)
Transfers for annuity benefits, surrenders and partial withdrawals	(139,686)	(116,971)
Contract fees	(933)	(995)
Transfers–rider fees and other	(2,020)	(4,549)

Net increase/(decrease) from contract transactions	55,063	(16,836)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	11,398	389,568
Net Assets at December 31, 2019	2,867,720	2,426,212

Net Assets at December 31, 2020	$2,879,118	$2,815,780

2021 Increase/(Decrease) from Operations
Net investment income/(expense)	$(18,272)	$(15,091)
Net realized gain/(loss) from sale of investments	20,002	48,648
Reinvested realized gain distributions	—	391,876
Net change in unrealized appreciation/(depreciation) of investments	618,607	286,532

Net increase/(decrease) resulting from operations	620,337	711,965

2021 Contract Transactions
Contract purchase payments	15,680	20,059
Transfers between investment divisions, net	74,630	40,688
Transfers on account of death	(54,893)	(2,596)
Transfers for annuity benefits, surrenders and partial withdrawals	(262,765)	(41,419)
Contract fees	(724)	(940)
Transfers–rider fees and other	(4,689)	(7,582)

Net increase/(decrease) from contract transactions	(232,761)	8,210

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	387,576	720,175
Net Assets at December 31, 2020	2,879,118	2,815,780

Net Assets at December 31, 2021	$3,266,694	$3,535,955

See notes to financial statements.

B-14

Investment Options
Victory High Yield VIP Series	Victory INCORE Low Duration Bond VIP Series	Victory RS Small Cap Growth Equity VIP Series	Victory RS International VIP Series	Victory Sophus Emerging Markets VIP Series	Victory INCORE Investment Quality Bond VIP Series	Gabelli Capital Asset Fund

1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021

$78,252	$5,314	$(42,756)	$8,491	$1,617	$40,232	$(362)
(19,020)	1,039	61,856	17,139	16,332	19,179	(2)
—	—	407,940	28,052	6,071	—	1,058
24,578	9,383	360,046	(27,309)	71,573	149,781	161

83,810	15,736	787,086	26,373	95,593	209,192	855

810	410	14,784	1,508	6,680	18,730	750
(46,505)	27,279	(252,292)	(62,235)	4,747	89,510	—
(641)	—	—	—	—	(40,660)	—
(103,917)	(30,624)	(224,057)	(119,183)	(48,773)	(294,471)	—
(476)	(148)	(633)	(353)	(300)	(1,263)	(9)
(16,114)	(10,350)	(10,998)	(4,830)	(8,668)	(43,354)	—

(166,843)	(13,433)	(473,196)	(185,093)	(46,314)	(271,508)	741

—	—	—	—	—	—	—

(83,033)	2,303	313,890	(158,720)	49,279	(62,316)	1,596
1,674,002	626,905	2,601,873	1,188,190	708,213	3,369,351	15,290

$1,590,969	$629,208	$2,915,763	$1,029,470	$757,492	$3,307,035	$16,886

$61,453	$(1,309)	$(41,848)	$1,466	$(6,055)	$10,063	$(599)
17,401	4,678	138,236	16,413	21,865	22,472	207
—	—	152,657	23,905	12,834	66,986	1,611
(15,341)	(7,209)	(516,957)	83,818	(72,611)	(161,007)	1,473

63,513	(3,840)	(267,912)	125,602	(43,967)	(61,486)	2,692

3,542	1,408	20,066	1,441	6,726	4,550	490
3,597	29,054	126,814	26,841	26,393	185,188	—
(3,909)	(1,055)	(11,506)	(3,706)	(13,215)	(121,091)	—
(111,792)	(119,059)	(821,514)	(47,380)	(15,215)	(377,360)	(8,013)
(430)	(116)	(535)	(261)	(254)	(933)	(9)
(17,486)	(10,021)	(11,199)	(5,291)	(10,091)	(43,067)	(1)

(126,478)	(99,789)	(697,874)	(28,356)	(5,656)	(352,713)	(7,533)

—	—	—	—	—	—	—

(62,965)	(103,629)	(965,786)	97,246	(49,623)	(414,199)	(4,841)
1,590,969	629,208	2,915,763	1,029,470	757,492	3,307,035	16,886

$1,528,004	$525,579	$1,949,977	$1,126,716	$707,869	$2,892,836	$12,045

B-15

The Guardian Separate Account F

STATEMENTS OF CHANGES IN NET ASSETS

	Value Line Centurion Fund	Value Line Strategic Asset Management Trust

	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021

2020 Increase/(Decrease) from Operations
Net investment income/(expense)	$(6,277)	$(28,642)
Net realized gain/(loss) from sale of investments	29,654	12,913
Reinvested realized gain distributions	59,093	176,866
Net change in unrealized appreciation/(depreciation) of investments	(38,174)	185,203

Net increase/(decrease) resulting from operations	44,296	346,340

2020 Contract Transactions
Contract purchase payments	360	4,277
Transfers between investment divisions, net	37,010	(45,815)
Transfers on account of death	—	(1,824)
Transfers for annuity benefits, surrenders and partial withdrawals	(45,139)	(154,939)
Contract fees	(92)	(1,295)
Transfers–rider fees and other	(233)	(24)

Net increase/(decrease) from contract transactions	(8,094)	(199,620)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	36,202	146,720
Net Assets at December 31, 2019	323,937	2,266,964

Net Assets at December 31, 2020	$360,139	$2,413,684

2021 Increase/(Decrease) from Operations
Net investment income/(expense)	$(7,443)	$(33,025)
Net realized gain/(loss) from sale of investments	16,731	18,330
Reinvested realized gain distributions	32,307	353,715
Net change in unrealized appreciation/(depreciation) of investments	19,207	(36,468)

Net increase/(decrease) resulting from operations	60,802	302,552

2021 Contract Transactions
Contract purchase payments	3,019	4,394
Transfers between investment divisions, net	(16,440)	(37,193)
Transfers on account of death	(2,108)	(212,220)
Transfers for annuity benefits, surrenders and partial withdrawals	(3,922)	(206,719)
Contract fees	(76)	(1,133)
Transfers–rider fees and other	(188)	(168)

Net increase/(decrease) from contract transactions	(19,715)	(453,039)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	41,087	(150,487)
Net Assets at December 31, 2020	360,139	2,413,684

Net Assets at December 31, 2021	$401,226	$2,263,197

See notes to financial statements.

B-16

Investment Options
Invesco V.I. American Franchise Fund Series I	Invesco V.I. Government Securities Fund Series I	Invesco V.I. Core Equity Fund Series I	Invesco V.I. American Franchise Fund Series II	Invesco V.I. Government Securities Fund Series II	Invesco V.I. Main Street Mid Cap Fund Series II	Invesco V.I. Core Equity Fund Series II

1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021	1/1/2020 to 10/22/2021	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021

$(13,828)	$5,788	$(1,916)	$(2,152)	$1,390	$(209)	$(126)
106,940	(7,481)	(9,470)	593	(690)	(1)	(4)
44,924	—	84,160	2,488	—	1,928	772
86,779	39,029	(31,889)	8,511	11,523	(1,111)	(364)

224,815	37,336	40,885	9,440	12,223	607	278

1,750	1,599	—	150	495	—	—
(57,632)	44,348	(15,610)	(1,710)	9,061	—	—
—	(122)	—	—	—	—	—
(101,222)	(137,372)	(10,842)	—	(4,357)	—	(140)
(341)	(313)	(161)	(32)	(135)	(4)	(1)
(2,524)	(3,669)	(1,246)	(34)	(2,695)	—	—

(159,969)	(95,529)	(27,859)	(1,626)	2,369	(4)	(141)

—	—	—	—	—	—	—

64,846	(58,193)	13,026	7,814	14,592	603	137
655,478	889,684	366,507	24,289	293,135	8,515	2,530

$720,324	$831,491	$379,533	$32,103	$307,727	$9,118	$2,667

$(13,117)	$5,187	$(5,437)	$(1,134)	$(3,722)	$(468)	$(315)
79,441	(914)	(12,763)	1,080	(2,849)	(1)	2
79,461	—	8,983	4,827	—	—	96
(76,563)	(34,749)	98,514	(1,627)	(3,677)	2,369	874

69,222	(30,476)	89,297	3,146	(10,248)	1,900	657

2,428	4,607	5,900	98	3,285	—	—
(20,560)	(25,577)	(23,417)	(120)	(294,522)	—	—
(5,975)	(4,912)	(14,603)	—	(762)	—	—
(77,930)	(136,768)	(26,180)	—	(3,162)	—	(159)
(281)	(243)	(133)	(35)	(109)	(4)	(1)
(2,845)	(3,316)	(1,934)	(36)	(2,209)	(1)	—

(105,163)	(166,209)	(60,367)	(93)	(297,479)	(5)	(160)

—	—	—	—	—	—	—

(35,941)	(196,685)	28,930	3,053	(307,727)	1,895	497
720,324	831,491	379,533	32,103	307,727	9,118	2,667

$684,383	$634,806	$408,463	$35,156	$—	$11,013	$3,164

B-17

The Guardian Separate Account F

STATEMENTS OF CHANGES IN NET ASSETS

	Invesco V.I. American Value Fund Series II	Invesco V.I. Growth and Income Fund Series II

	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021

2020 Increase/(Decrease) from Operations
Net investment income/(expense)	$(701)	$1,120
Net realized gain/(loss) from sale of investments	(1,878)	(21,610)
Reinvested realized gain distributions	1,267	7,167
Net change in unrealized appreciation/(depreciation) of investments	2,144	6,150

Net increase/(decrease) resulting from operations	832	(7,173)

2020 Contract Transactions
Contract purchase payments	—	1,875
Transfers between investment divisions, net	—	(32,755)
Transfers on account of death	—	—
Transfers for annuity benefits, surrenders and partial withdrawals	(7,022)	(22,917)
Contract fees	(14)	(193)
Transfers–rider fees and other	—	(178)

Net increase/(decrease) from contract transactions	(7,036)	(54,168)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	(6,204)	(61,341)
Net Assets at December 31, 2019	35,789	535,986

Net Assets at December 31, 2020	$29,585	$474,645

2021 Increase/(Decrease) from Operations
Net investment income/(expense)	$(1,874)	$(2,927)
Net realized gain/(loss) from sale of investments	9	6,711
Reinvested realized gain distributions	1,087	—
Net change in unrealized appreciation/(depreciation) of investments	9,624	118,475

Net increase/(decrease) resulting from operations	8,846	122,259

2021 Contract Transactions
Contract purchase payments	—	2,673
Transfers between investment divisions, net	—	7,201
Transfers on account of death	—	(325)
Transfers for annuity benefits, surrenders and partial withdrawals	—	(26,545)
Contract fees	(6)	(193)
Transfers–rider fees and other	—	(360)

Net increase/(decrease) from contract transactions	(6)	(17,549)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	8,840	104,710
Net Assets at December 31, 2020	29,585	474,645

Net Assets at December 31, 2021	$38,425	$579,355

See notes to financial statements.

B-18

Investment Options
Alger Capital Appreciation Portfolio Class I-2	Alger Capital Appreciation Portfolio Class S	AB VPS Growth and Income Portfolio Class B	AB VPS Large Cap Growth Portfolio Class B	AB VPS Global Thematic Growth Portfolio Class B	American Century VP Capital Appreciation Fund Class I	Davis Financial Portfolio

1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021	1/1/2020 to 10/22/2021	1/1/2020 to 10/22/2021	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021

$(24,487)	$(3,771)	$(3,620)	$(8,205)	$(3,337)	$(13,338)	$154
70,299	593	725	47,214	3,411	4,178	(1)
196,767	19,128	41,639	36,658	11,156	69,752	444
216,359	21,820	(48,028)	32,924	26,573	174,941	(1,031)

458,938	37,770	(9,284)	108,591	37,803	235,533	(434)

480	—	120	375	60	—	—
(218,251)	—	40,563	(170,754)	2,966	(4,448)	—
—	—	(21,309)	—	—	—	—
(92,787)	(314)	(99,495)	(30,736)	(3,535)	(39,928)	—
(317)	(27)	(264)	(95)	(30)	(193)	(1)
236	—	(774)	37	(9)	—	—

(310,639)	(341)	(81,159)	(201,173)	(548)	(44,569)	(1)

—	—	—	—	—	—	—

148,299	37,429	(90,443)	(92,582)	37,255	190,964	(435)
1,384,860	96,879	968,437	546,872	105,647	624,371	5,733

$1,533,159	$134,308	$877,994	$454,290	$142,902	$815,335	$5,298

$(25,608)	$(3,463)	$(8,140)	$(6,948)	$(3,763)	$(14,925)	$(681)
243,707	1,399	182,413	129,729	11,703	14,309	1
336,456	36,263	—	13,375	19,899	99,304	744
(319,520)	(11,563)	33,937	(48,890)	1,006	(25,267)	1,440

235,035	22,636	208,210	87,266	28,845	73,421	1,504

5,336	—	9,593	185	60	13,011	—
87,386	—	(982,879)	(541,050)	—	11,550	—
(115,910)	—	(1,331)	—	—	(19,835)	—
(126,229)	(374)	(91,603)	(634)	(20,342)	(44,544)	—
(311)	(28)	(207)	(57)	(27)	(177)	(3)
—	—	(19,777)	—	(10)	(1)	—

(149,728)	(402)	(1,086,204)	(541,556)	(20,319)	(39,996)	(3)

—	—	—	—	—	—	—

85,307	22,234	(877,994)	(454,290)	8,526	33,425	1,501
1,533,159	134,308	877,994	454,290	142,902	815,335	5,298

$1,618,466	$156,542	$—	$—	$151,428	$848,760	$6,799

B-19

The Guardian Separate Account F

STATEMENTS OF CHANGES IN NET ASSETS

	Davis Real Estate Portfolio	Davis Value Portfolio

	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021

2020 Increase/(Decrease) from Operations
Net investment income/(expense)	$614	$(6,348)
Net realized gain/(loss) from sale of investments	6,888	(46,506)
Reinvested realized gain distributions	315	16,458
Net change in unrealized appreciation/(depreciation) of investments	(24,980)	97,131

Net increase/(decrease) resulting from operations	(17,163)	60,735

2020 Contract Transactions
Contract purchase payments	435	—
Transfers between investment divisions, net	(45,277)	(13,103)
Transfers on account of death	—	—
Transfers for annuity benefits, surrenders and partial withdrawals	(2,254)	(36,053)
Contract fees	(44)	(76)
Transfers–rider fees and other	(78)	(2,869)

Net increase/(decrease) from contract transactions	(47,218)	(52,101)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	(64,381)	8,634
Net Assets at December 31, 2019	129,740	623,443

Net Assets at December 31, 2020	$65,359	$632,077

2021 Increase/(Decrease) from Operations
Net investment income/(expense)	$(2,238)	$(8,131)
Net realized gain/(loss) from sale of investments	7,225	21,099
Reinvested realized gain distributions	—	109,964
Net change in unrealized appreciation/(depreciation) of investments	16,805	(22,182)

Net increase/(decrease) resulting from operations	21,792	100,750

2021 Contract Transactions
Contract purchase payments	305	—
Transfers between investment divisions, net	—	(13,461)
Transfers on account of death	—	—
Transfers for annuity benefits, surrenders and partial withdrawals	(29,076)	(51,592)
Contract fees	(47)	(75)
Transfers–rider fees and other	(82)	(3,037)

Net increase/(decrease) from contract transactions	(28,900)	(68,165)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	(7,108)	32,585
Net Assets at December 31, 2020	65,359	632,077

Net Assets at December 31, 2021	$58,251	$664,662

See notes to financial statements.

B-20

Investment Options
Fidelity VIP Balanced Portfolio Service Class 2	Fidelity VIP Contrafund Portfolio Service Class 2	Fidelity VIP Equity Income Portfolio Service Class 2	Fidelity VIP Growth Portfolio Service Class 2	Fidelity VIP Investment Grade Bond Portfolio Service Class 2	Fidelity VIP Mid Cap Portfolio Service Class 2	Fidelity VIP Government Money Market Portfolio Service Class 2

1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021	1/1/2020 to 10/22/2021	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021	1/1/2020 to 10/22/2021	1/1/2020 to 12/31/2021

$(7,794)	$(54,661)	$(3,146)	$(23,555)	$3,912	$(30,593)	$(39,852)
21,835	178,421	(55,593)	66,172	3,107	(207,175)	—
21,757	17,300	85,437	122,069	151	—	—
253,707	677,618	29,267	291,097	19,564	653,220	—

289,505	818,678	55,965	455,783	26,734	415,452	(39,852)

929	18,510	12,189	2,125	120	17,060	96,209
156,965	(104,704)	(5,394)	(8,600)	230,736	(147,051)	136,800
(22,916)	(7,792)	(25,330)	—	—	(301)	(6,986)
(95,536)	(288,596)	(230,792)	(131,575)	(25,869)	(84,305)	(327,611)
(705)	(1,425)	(784)	(415)	(25)	(732)	(1,059)
214	(18,970)	(3,481)	(2,135)	(1,843)	(45,479)	(611)

38,951	(402,977)	(253,592)	(140,600)	203,119	(260,808)	(103,258)

—	—	—	—	—	—	(61,501)

328,456	415,701	(197,627)	315,183	229,853	154,644	(204,611)
1,527,551	3,168,314	2,012,994	1,195,641	353,574	2,553,664	2,031,673

$1,856,007	$3,584,015	$1,815,367	$1,510,824	$583,427	$2,708,308	$1,827,062

$(19,975)	$(66,028)	$(23,862)	$(27,278)	$1,135	$(36,889)	$(37,817)
81,235	112,595	528,365	98,422	3,357	1,112,786	—
145,002	488,237	56,310	327,838	16,172	10,946	—
75,107	328,444	(204,393)	(111,447)	(35,372)	(607,176)	—

281,369	863,248	356,420	287,535	(14,708)	479,667	(37,817)

597	30,629	11,114	245	120	23,431	2,035
(26,881)	(91,117)	(2,106,850)	(56,290)	35,341	(3,008,485)	195,903
(82,218)	(64,299)	(10,101)	(4,555)	—	(31,692)	(357,250)
(102,514)	(158,436)	(62,806)	(164,964)	(28,914)	(157,241)	(291,631)
(695)	(1,269)	(529)	(361)	(18)	(560)	(929)
(139)	(14,002)	(2,615)	(3,484)	(1,899)	(13,428)	(201)

(211,850)	(298,494)	(2,171,787)	(229,409)	4,630	(3,187,975)	(452,073)

—	—	—	—	—	—	52,825

69,519	564,754	(1,815,367)	58,126	(10,078)	(2,708,308)	(437,065)
1,856,007	3,584,015	1,815,367	1,510,824	583,427	2,708,308	1,827,062

$1,925,526	$4,148,769	$—	$1,568,950	$573,349	$—	$1,389,997

B-21

The Guardian Separate Account F

STATEMENTS OF CHANGES IN NET ASSETS

	Templeton Growth VIP Fund Class 2	Franklin Rising Dividends VIP Fund Class 2

	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021

2020 Increase/(Decrease) from Operations
Net investment income/(expense)	$2,759	$(1,559)
Net realized gain/(loss) from sale of investments	(10,709)	(1,771)
Reinvested realized gain distributions	—	12,458
Net change in unrealized appreciation/(depreciation) of investments	17,087	17,188

Net increase/(decrease) resulting from operations	9,137	26,316

2020 Contract Transactions
Contract purchase payments	375	—
Transfers between investment divisions, net	1,748	(49,230)
Transfers on account of death	—	(4,727)
Transfers for annuity benefits, surrenders and partial withdrawals	(14,160)	—
Contract fees	(196)	(14)
Transfers–rider fees and other	—	(1,095)

Net increase/(decrease) from contract transactions	(12,233)	(55,066)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	(3,096)	(28,750)
Net Assets at December 31, 2019	267,000	246,828

Net Assets at December 31, 2020	$263,904	$218,078

2021 Increase/(Decrease) from Operations
Net investment income/(expense)	$(1,984)	$(3,178)
Net realized gain/(loss) from sale of investments	(7,988)	5,088
Reinvested realized gain distributions	—	8,054
Net change in unrealized appreciation/(depreciation) of investments	18,147	43,052

Net increase/(decrease) resulting from operations	8,175	53,016

2021 Contract Transactions
Contract purchase payments	245	—
Transfers between investment divisions, net	(809)	—
Transfers on account of death	(8,596)	—
Transfers for annuity benefits, surrenders and partial withdrawals	(4,846)	(15,165)
Contract fees	(162)	(10)
Transfers–rider fees and other	(1)	(1)

Net increase/(decrease) from contract transactions	(14,169)	(15,176)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	(5,994)	37,840
Net Assets at December 31, 2020	263,904	218,078

Net Assets at December 31, 2021	$257,910	$255,918

See notes to financial statements.

B-22

Investment Options
Franklin Small Cap Value VIP Fund Class 2	Janus Henderson Forty Portfolio Service Shares	Janus Henderson Flexible Bond Portfolio Service Shares	Janus Henderson Enterprise Portfolio Service Shares	Janus Henderson Global Research Portfolio Service Shares	MFS Total Return Bond Series Service Class	MFS Core Equity Portfolio Service Class

1/1/2020 to 10/22/2021	1/1/2020 to 12/31/2021	1/1/2020 to 10/22/2021	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021

$(330)	$(11,406)	$8,965	$(15,068)	$(9,088)	$1,028	$(3,761)
(1,441)	40,861	1,598	40,745	22,619	24	4,075
2,278	62,196	—	61,266	39,783	—	11,751
355	183,614	84,514	55,343	77,000	3,764	24,342

862	275,265	95,077	142,286	130,314	4,816	36,407

120	8,084	294	2,056	265	—	4,390
—	(56,424)	166,410	59,927	(11,605)	—	—
—	—	—	—	—	—	—
(2,269)	(68,223)	(115,308)	(66,402)	(22,287)	(1,317)	(5,960)
(74)	(403)	(297)	(282)	(287)	(8)	(138)
(16)	(5,271)	(11,366)	(10,305)	(56)	(84)	6

(2,239)	(122,237)	39,733	(15,006)	(33,970)	(1,409)	(1,702)

—	—	—	—	—	—	—

(1,377)	153,028	134,810	127,280	96,344	3,407	34,705
39,328	848,220	1,210,485	894,764	766,780	76,295	220,417

$37,951	$1,001,248	$1,345,295	$1,022,044	$863,124	$79,702	$255,122

$(1,328)	$(13,618)	$2,811	$(16,192)	$(12,116)	$957	$(5,202)
4,961	56,836	24,443	63,752	93,073	761	8,386
1,102	124,512	22,717	92,810	40,192	6	21,668
2,995	22,130	(87,534)	(926)	2,887	(3,564)	32,258

7,730	189,860	(37,563)	139,444	124,036	(1,840)	57,110

100	7,684	3,245	3,131	5,740	—	2,880
(24,917)	13,802	(1,198,148)	(112,296)	(40,450)	—	—
—	(14,172)	(2,801)	—	(10,686)	—	—
(20,797)	(122,593)	(100,620)	(18,578)	(105,938)	(21,290)	(27,976)
(66)	(378)	(210)	(195)	(255)	—	(140)
(1)	(6,903)	(9,198)	(12,940)	(66)	(66)	—

(45,681)	(122,560)	(1,307,732)	(140,878)	(151,655)	(21,356)	(25,236)

—	—	—	—	—	—	—

(37,951)	67,300	(1,345,295)	(1,434)	(27,619)	(23,196)	31,874
37,951	1,001,248	1,345,295	1,022,044	863,124	79,702	255,122

$—	$1,068,548	$—	$1,020,610	$835,505	$56,506	$286,996

B-23

The Guardian Separate Account F

STATEMENTS OF CHANGES IN NET ASSETS

	MFS Growth Series Service Class	MFS Investors Trust Series Service Class

	1/1/2020 to 10/22/2021	1/1/2020 to 12/31/2021

2020 Increase/(Decrease) from Operations
Net investment income/(expense)	$(13,298)	$(6,002)
Net realized gain/(loss) from sale of investments	52,898	25,854
Reinvested realized gain distributions	45,532	13,139
Net change in unrealized appreciation/(depreciation) of investments	89,121	4,431

Net increase/(decrease) resulting from operations	174,253	37,422

2020 Contract Transactions
Contract purchase payments	2,931	—
Transfers between investment divisions, net	(20,674)	—
Transfers on account of death	—	—
Transfers for annuity benefits, surrenders and partial withdrawals	(46,086)	(92,292)
Contract fees	(285)	(163)
Transfers–rider fees and other	(130)	—

Net increase/(decrease) from contract transactions	(64,244)	(92,455)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	110,009	(55,033)
Net Assets at December 31, 2019	658,081	456,189

Net Assets at December 31, 2020	$768,090	$401,156

2021 Increase/(Decrease) from Operations
Net investment income/(expense)	$(13,240)	$(7,213)
Net realized gain/(loss) from sale of investments	309,791	12,625
Reinvested realized gain distributions	145,497	14,348
Net change in unrealized appreciation/(depreciation) of investments	(291,045)	74,906

Net increase/(decrease) resulting from operations	151,003	94,666

2021 Contract Transactions
Contract purchase payments	2,361	—
Transfers between investment divisions, net	(787,682)	8,728
Transfers on account of death	(82,326)	(11,436)
Transfers for annuity benefits, surrenders and partial withdrawals	(32,040)	(14,728)
Contract fees	(244)	(145)
Transfers–rider fees and other	(19,162)	—

Net increase/(decrease) from contract transactions	(919,093)	(17,581)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	(768,090)	77,085
Net Assets at December 31, 2020	768,090	401,156

Net Assets at December 31, 2021	$—	$478,241

See notes to financial statements.

B-24

Investment Options
MFS New Discovery Series Service Class	MFS VIT II Income Portfolio Series Service Class	MFS Total Return Series Service Class	PSF PGIM Jennison Growth Portfolio II	Guardian Integrated Research VIP Fund	Guardian Large Cap Disciplined Growth VIP Fund	Guardian U.S. Government Securities VIP Fund

1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021	1/1/2020 to 12/31/2021	1/1/2020 to 10/22/2021	10/22/2021 to 12/31/2021	10/22/2021 to 12/31/2021	10/22/2021 to 12/31/2021

$(14,942)	$10,256	$(213)	$(8,525)	$—	$—	$—
17,913	(4,794)	875	41,662	—	—	—
82,222	—	1,587	—	—	—	—
199,312	37,110	1,513	124,630	—	—	—

284,505	42,572	3,762	157,767	—	—	—

456	441	120	—	—	—	—
41,050	32,804	—	714	—	—	—
—	—	(3,314)	—	—	—	—
(91,716)	(38,278)	(4,529)	(21,600)	—	—	—
(215)	(139)	(53)	(122)	—	—	—
—	(7,045)	(830)	—	—	—	—

(50,425)	(12,217)	(8,606)	(21,008)	—	—	—

—	—	—	—	—	—	—

234,080	30,355	(4,844)	136,759	—	—	—
711,192	605,695	58,780	310,511	—	—	—

$945,272	$636,050	$53,936	$447,270	$—	$—	$—

$(15,535)	$6,591	$(627)	$(6,901)	$(1,497)	$(4,382)	$(906)
52,227	(4,762)	563	375,830	121	200	(155)
159,034	23,138	3,079	—	—	—	—
(193,646)	(34,862)	3,340	(311,949)	22,298	44,922	(1,049)

2,080	(9,895)	6,355	56,980	20,922	40,740	(2,110)

5,491	4,973	120	—	—	651	80
(42,093)	(44,342)	—	(436,703)	450,004	1,589,509	296,617
—	(1,803)	—	—	—	—	—
(81,897)	(40,908)	(2,985)	(67,433)	(3,721)	(5,085)	(27,752)
(227)	(116)	(28)	(114)	(7)	(46)	(8)
(1)	(7,071)	(15)	—	—	(5,176)	(435)

(118,727)	(89,267)	(2,908)	(504,250)	446,276	1,579,853	268,502

—	—	—	—	—	—	—

(116,647)	(99,162)	3,447	(447,270)	467,198	1,620,593	266,392
945,272	636,050	53,936	447,270	—	—	—

$828,625	$536,888	$57,383	$—	$467,198	$1,620,593	$266,392

B-25

The Guardian Separate Account F

STATEMENTS OF CHANGES IN NET ASSETS

	Guardian Total Return Bond VIP Fund	Guardian All Cap Core VIP Fund

	10/22/2021 to 12/31/2021	10/22/2021 to 12/31/2021

2020 Increase/(Decrease) from Operations
Net investment income/(expense)	$—	$—
Net realized gain/(loss) from sale of investments	—	—
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	—	—

Net increase/(decrease) resulting from operations	—	—

2020 Contract Transactions
Contract purchase payments	—	—
Transfers between investment divisions, net	—	—
Transfers on account of death	—	—
Transfers for annuity benefits, surrenders and partial withdrawals	—	—
Contract fees	—	—
Transfers–rider fees and other	—	—

Net increase/(decrease) from contract transactions	—	—

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	—	—
Net Assets at December 31, 2019	—	—

Net Assets at December 31, 2020	$—	$—

2021 Increase/(Decrease) from Operations
Net investment income/(expense)	$(3,800)	$(6,748)
Net realized gain/(loss) from sale of investments	29	897
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	6,638	52,287

Net increase/(decrease) resulting from operations	2,867	46,436

2021 Contract Transactions
Contract purchase payments	49	1,389
Transfers between investment divisions, net	1,179,056	2,096,793
Transfers on account of death	—	(75,637)
Transfers for annuity benefits, surrenders and partial withdrawals	(2,286)	(9,331)
Contract fees	(73)	(57)
Transfers–rider fees and other	(1,830)	(291)

Net increase/(decrease) from contract transactions	1,174,916	2,012,866

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	1,177,783	2,059,302
Net Assets at December 31, 2020	—	—

Net Assets at December 31, 2021	$1,177,783	$2,059,302

See notes to financial statements.

B-26

Investment Options
Guardian Select Mid Cap Core VIP Fund	Guardian Small Mid Cap Core VIP Fund	Guardian Strategic Large Cap Core VIP Fund

10/22/2021 to 12/31/2021	10/22/2021 to 12/31/2021	10/22/2021 to 12/31/2021

$—	$—	$—
—	—	—
—	—	—
—	—	—

—	—	—

—	—	—
—	—	—
—	—	—
—	—	—
—	—	—
—	—	—

—	—	—

—	—	—

—	—	—
—	—	—

$—	$—	$—

$(6,649)	$(79)	$(3,900)
509	(5)	215
—	—	—
15,604	221	38,451

9,464	137	34,766

20	20	37
2,131,857	24,917	1,198,970
—	—	—
(206,508)	(402)	(14,140)
(63)	(13)	(37)
(884)	(18)	(5,144)

1,924,422	24,504	1,179,686

—	—	—

1,933,886	24,641	1,214,452
—	—	—

$1,933,886	$24,641	$1,214,452

B-27

THE GUARDIAN SEPARATE ACCOUNT F

NOTES TO FINANCIAL STATEMENTS (December 31, 2021)

NOTE 1 — ORGANIZATION

The Guardian Separate Account F (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was organized by The Guardian Insurance & Annuity Company, Inc. (GIAC) on February 24, 2000, and commenced operations on October 9, 2000. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the individual deferred variable annuity contracts offered through the Account. GIAC provides for accumulations and benefits under the contracts by crediting the net premium purchase payments to one or more investment divisions established within the Account or to the Fixed Rate Option (FRO), as selected by the contract owner. Amounts allocated to the FRO are maintained by GIAC in its general account. The contract owner may transfer his or her contract value among the various investment options based on the selected contract within the Account or the FRO. However, a contract owner may only invest in up to twenty investment options, including FRO, at any time. Contract owners who qualify may also purchase a Contract Anniversary Enhanced Death Benefit Rider, which may provide greater benefits than the proceeds payable under the basic contract, and/or a Living Benefit Rider, or an Earnings Benefit Rider, which provides for preservation of principal.

The fifty investment options of the Account correspond to the following underlying mutual funds and classes of shares in which the investment option invests (collectively, the Funds and individually, a Fund):

Victory RS Large Cap Alpha VIP Series

Victory 500 Index VIP Series

Victory High Yield VIP Series

Victory INCORE Low Duration Bond VIP Series

Victory RS Small Cap Growth Equity VIP Series

Victory RS International VIP Series

Victory Sophus Emerging Markets VIP Series

Victory INCORE Investment Quality Bond VIP Series

Gabelli Capital Asset Fund

Value Line Centurion Fund

Value Line Strategic Asset Management Trust

Invesco V.I. American Franchise Fund Series I

Invesco V.I. Government Securities Fund Series I

Invesco V.I. Core Equity Fund Series I

Invesco V.I. American Franchise Fund Series II

Invesco V.I. Main Street Mid Cap Fund Series II
(formerly Invesco V.I. Mid Cap Core Equity Fund Series II)

Invesco V.I. Core Equity Fund Series II

Invesco V.I. American Value Fund Series II
(formerly Invesco V.I. Value Opportunities Fund Series II)

Invesco V.I. Growth and Income Fund Series II

Alger Capital Appreciation Portfolio Class I-2

Alger Capital Appreciation Portfolio Class S

AB VPS Global Thematic Growth Portfolio Class B

American Century VP Capital Appreciation Fund Class I

Davis Financial Portfolio

Davis Real Estate Portfolio

Davis Value Portfolio

Fidelity VIP Balanced Portfolio Service Class 2

Fidelity VIP Contrafund® Portfolio Service Class 2

Fidelity VIP Growth Portfolio Service Class 2

Fidelity VIP Investment Grade Bond Portfolio Service Class 2

Fidelity VIP Government Money Market Portfolio Service Class 2

Templeton Growth VIP Fund Class 2

Franklin Rising Dividends VIP Fund Class 2

Janus Henderson Forty Portfolio Service Shares

Janus Henderson Enterprise Portfolio Service Shares

Janus Henderson Global Research Portfolio Service Shares

MFS® Total Return Bond Series Service Class

MFS® Core Equity Portfolio Service Class

MFS® Investors Trust Series Service Class

MFS® New Discovery Series Service Class

MFS® VIT II Income Portfolio Series Service Class

MFS® Total Return Series Service Class

Guardian Integrated Research VIP Fund

Guardian Large Cap Disciplined Growth VIP Fund

Guardian U.S. Government Securities VIP Fund

Guardian Total Return Bond VIP Fund

Guardian All Cap Core VIP Fund

Guardian Select Mid Cap Core VIP Fund

Guardian Small Mid Cap Core VIP Fund

Guardian Strategic Large Cap Core VIP Fund

B-28

The Guardian Separate Account F

NOTES TO FINANCIAL STATEMENTS

December 31, 2021 (continued)

The below funds were part of a fund substitution and are no longer available as an investment option under this contract:

Existing Fund	Replacement Fund	Date
Fidelity VIP Equity-Income Portfolio Service Class 2	Guardian All Cap Core VIP Fund	October 22, 2021
PSF PGIM Jennison Growth Portfolio Class II	Guardian Integrated Research VIP Fund	October 22, 2021
AB VPS Large Cap Growth Portfolio Class B	Guardian Large Cap Disciplined Growth VIP Fund	October 22, 2021
MFS® Growth Series Service Class	Guardian Large Cap Disciplined Growth VIP Fund	October 22, 2021
Fidelity VIP Mid Cap Portfolio Service Class 2	Guardian Select Mid Cap Core VIP Fund	October 22, 2021
Franklin Small Cap Value VIP Fund Class 2 Shares	Guardian Small-Mid Cap Core VIP Fund	October 22, 2021
AB VPS Growth and Income Portfolio Class B	Guardian Strategic Large Cap Core VIP Fund	October 22, 2021
Janus Henderson Flexible Bond Service Shares	Guardian Total Return Bond VIP Fund	October 22, 2021
Invesco V.I. Government Securities Fund Series II	Guardian U.S. Government Securities VIP Fund	October 22, 2021

The below fund was part of the fund reorganization and the “Existing Fund” was acquired by the “Replacement Fund”:

Existing Fund	Replacement Fund	Date
Invesco V.I. Value Opportunities Fund Series II	Invesco V.I. American Value Fund Series II	April 30, 2021

A tax-qualified and a non-tax-qualified investment division has been established within each investment option available in the Account.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make annuity payments, are obligations of GIAC.

The changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets are sufficient to fund the amount required under the state insurance law to provide for death benefits (without regard to the policy’s minimum death benefit guarantee, guaranteed minimum income benefit or guaranteed minimum withdrawal benefit) and other policy benefits. Assets and related liabilities are held in GIAC’s general account to cover the contingency that a policy’s guaranteed benefit might exceed the benefit that would have been payable in the absence of such guarantee.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The following is a summary of significant accounting policies of the Account:

Investments

(a)	Net proceeds of payments made by contract owners to the Account are invested by the Account’s investment divisions in shares of the corresponding Funds at net asset value. All distributions made by the Fund are reinvested in shares of the same Fund.

(b)	The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

(c)	Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date. Realized gains and losses are determined based on the cost of securities sold.

(d)	The cost of investments sold is determined on a first in, first out (FIFO) basis.

The guidance pertaining to the disclosure of fair value measurements requires (1) the separate disclosure of significant transfers in and out of Level 1 and Level 2 fair value measurements, (2) additional breakout of the information presented in reconciliation of Level 3 fair value measurements, and (3) increased disclosure about inputs and valuation techniques used to measure fair value. For the year ended December 31, 2021, there were no transfers into or out of Level 1 and Level 2, and there were no Level 3 fair value measurement items requiring reconciliation.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2021 (continued)

The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect management’s view of market assumptions based on internally developed data in the absence of observable market information. The guidance requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1 — inputs are unadjusted quoted market prices available in active markets for identical assets on the reporting date. Assets in this category generally include actively traded registered mutual funds.

Level 2 — inputs are quoted prices for similar instruments in active markets, or quoted prices for identical or similar instruments in markets that are not active.

Level 3 — inputs are unobservable where there is little or no market activity and assumptions are based on internally derived information. Assets in this category generally include all other types of investments that do not meet the criteria of Level 1 or 2. As of December 31, 2021, none of the Account investments are considered Level 3.

The Account invests in various registered mutual funds managed by unaffiliated third parties. The fair value of the registered mutual funds is based upon the reported net asset values (“NAVs”) as provided by the fund manager. The Fair Value Hierarchy level of the Account net assets is based on observable market inputs of the registered mutual funds as published on recognized market exchanges. GIAC’s management reviews each mutual fund’s liquidity in order to determine the level at which those investments should be reported. Generally, actively traded registered mutual funds are considered Level 1.

As of December 31, 2021, all investments of the Account were in actively traded registered mutual funds and were considered Level 1 with a total fair value of $48,416,646.

The guidance indicates that entities should determine whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. The guidance also indicates that entities should consider and evaluate the impact of decreased market activity and whether transactions are orderly in arriving at a fair value for its assets and liabilities, including evaluating whether values provided by pricing services are based on current information that reflects orderly transactions. As of December 31, 2021, none of the Account’s registered mutual funds investments’ level of trading activities is considered to have significantly decreased.

There were no financial instrument liabilities held by the Account as of December 31, 2021, or during the twelve months then ended.

Subsequent Events

The Account considers events occurring after the balance sheet date but prior to the issuance of the financial statements to be subsequent events requiring disclosure. There were no subsequent events requiring recognition or disclosure in the financial statements.

Individual Mortality Table Used and the Assumed Investment Return

Net assets allocated to payout contracts involving life contingencies are computed according to the 1983, 2000 and 2012 Individual Annuity Mortality Tables and the assumed investment return is between 1.0% — 6.0%, as applicable based on the annuitization date. The mortality risk is fully borne by GIAC and may result in additional amounts being transferred into the Account to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the general account of GIAC. These amounts are reflected in the “Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period” in the Statements of Changes in Net Assets.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of Guardian, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, Guardian does

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NOTES TO FINANCIAL STATEMENTS

December 31, 2021 (continued)

not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, there is no charge to the Account for federal income taxes. Guardian will review, as needed, the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts. The Tax Cuts and Jobs Act which was enacted into law on December 22, 2017, does not contain any provisions which would impact the status of this policy.

Under the provisions of Section 817(h) of the IRC, a variable annuity contract will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Internal Revenue Service has issued regulations under Section 817(h) of IRC. Guardian believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

NOTE 3 — PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2021, were as follows:

	Purchases	Sales
Victory RS Large Cap Alpha VIP Series	$629,891	$881,598
Victory 500 Index VIP Series	519,094	134,613
Victory High Yield VIP Series	95,159	160,317
Victory INCORE Low Duration Bond VIP Series	51,526	152,595
Victory RS Small Cap Growth Equity VIP Series	764,235	1,351,452
Victory RS International VIP Series	86,531	90,170
Victory Sophus Emerging Markets VIP Series	60,638	59,789
Victory INCORE Investment Quality Bond VIP Series	349,512	625,409
Gabelli Capital Asset Fund	2,169	8,021
Value Line Centurion Fund	35,385	29,727
Value Line Strategic Asset Management Trust	365,255	497,006
Invesco V.I. American Franchise Fund Series I	84,889	123,591
Invesco V.I. Government Securities Fund Series I	24,974	186,402
Invesco V.I. Core Equity Fund Series I	17,506	74,267
Invesco V.I. American Franchise Fund Series II	5,426	2,691
Invesco V.I. Government Securities Fund Series II	5,673	312,247
Invesco V.I. Main Street Mid Cap Fund Series II (formerly Invesco V.I. Mid Cap Core Equity Fund Series II)	31	5
Invesco V.I. Core Equity Fund Series II	114	159
Invesco V.I American Value Fund Series II (formerly Invesco V.I. Value Opportunities Fund Series II)	1,360	1,006
Invesco V.I. Growth and Income Fund Series II	26,891	46,820
Alger Capital Appreciation Portfolio Class I-2	899,151	738,423
Alger Capital Appreciation Portfolio Class S	36,263	4,403
AB VPS Growth and Income Portfolio Class B	242,367	1,342,242
AB VPS Large Cap Growth Portfolio Class B	77,309	618,487
AB VPS Global Thematic Growth Portfolio Class B	19,958	23,378
American Century VP Capital Appreciation Fund Class I	142,758	98,449
Davis Financial Portfolio	880	3
Davis Real Estate Portfolio	1,105	32,181

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The Guardian Separate Account F

NOTES TO FINANCIAL STATEMENTS

December 31, 2021 (continued)

	Purchases	Sales
Davis Value Portfolio	$141,428	$107,590
Fidelity VIP Balanced Portfolio Service Class 2	182,313	268,362
Fidelity VIP Contrafund Portfolio Service Class 2	521,668	397,864
Fidelity VIP Equity-Income Portfolio Service Class 2	86,868	2,231,981
Fidelity VIP Growth Portfolio Service Class 2	341,313	270,885
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	66,302	43,810
Fidelity VIP Mid Cap Portfolio Service Class 2	110,219	3,330,267
Fidelity VIP Government Money Market Portfolio Service Class 2	2,686,917	3,176,714
Templeton Growth VIP Fund Class 2	9,711	25,899
Franklin Rising Dividends VIP Fund Class 2	10,193	20,174
Franklin Small Cap Value VIP Fund Class 2	1,618	52,338
Janus Henderson Forty Portfolio Service Shares	163,621	175,157
Janus Henderson Flexible Bond Portfolio Service Shares	58,866	1,347,243
Janus Henderson Enterprise Portfolio Service Shares	111,740	176,348
Janus Henderson Global Research Portfolio Service Shares	52,554	176,016
MFS Total Return Bond Series Service Class	2,075	22,356
MFS Core Equity Portfolio Service Class	25,077	33,859
MFS Growth Series Service Class	370,213	1,162,465
MFS Investors Trust Series Service Class	24,950	36,309
MFS New Discovery Series Service Class	176,750	151,443
MFS VIT II Income Portfolio Series Service Class	58,114	117,908
MFS Total Return Series Service Class	4,174	4,988
PSF PGIM Jennison Growth Portfolio II (formerly Jennison Portfolio Class II)	13,301	529,715
Guardian Integrated Research VIP Fund	450,004	3,728
Guardian Large Cap Disciplined Growth VIP Fund	1,642,846	62,992
Guardian U.S. Government Securities VIP Fund	296,637	28,135
Guardian Total Return Bond VIP Fund	1,179,093	4,177
Guardian All Cap Core VIP Fund	2,099,915	88,049
Guardian Select Mid Cap Core VIP Fund	2,132,040	208,618
Guardian Small Mid Cap Core VIP Fund	24,937	433
Guardian Strategic Large Cap Core VIP Fund	1,199,110	19,423

Total	$18,790,617	$21,870,697

NOTE 4 — EXPENSES AND RELATED PARTY TRANSACTIONS

GIAC deducts certain charges from the contract. Contractual charges paid to GIAC include:

Contract Charges

A fixed annual contract fee of $35 is deducted on each contract anniversary date before annuitization and upon surrender prior to annuitization to cover GIAC’s administrative expenses. The contract fee may be waived if the accumulation value is $100,000 or more on the anniversary date when the charge is deducted. These charges are assessed through redemption of units. For the years ended December 31, 2021 and 2020, contract fees amounted to $14,303 and $16,561, respectively and are reflected in “Contract fees” in the Statements of Changes in Net Assets.

Expense Charges

(1)	A charge for mortality and expense risk, through a reduction of the unit value, is computed daily and is equal to an annual rate of 1.55% for the first four contract years and thereafter 1.45% of the average daily net assets applicable to the Account. There are additional charges applicable to each rider option, through a reduction of the unit value, calculated as a percentage of average daily net asset value of the applicable contracts as follows:

a)	Contract Anniversary Enhanced Death Benefit Rider (CAEDB) or Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR), with an annual rate of .25%;

b)	Contract Anniversary Enhanced Death Benefit Rider (CAEDB) and/or Living Benefit Rider (LBR) and/or Earnings Benefit Rider (EBR), with an annual rate of .50%;

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NOTES TO FINANCIAL STATEMENTS

December 31, 2021 (continued)

c)	Contract Anniversary Enhanced Death Benefit Rider (CAEDB), Living Benefit Rider (LBR) and Earnings Benefit Rider (EBR), with an annual rate of .75%.

(2)	A daily administrative expense charge against the net assets of each investment option, through a reduction of the unit value, in an amount equal to .20% on an annual basis.

(3)	Additional optional benefit riders deducted from accumulation value as follows:

a)	Annual Guaranteed Minimum Income Benefit Rider (GMIB), with an anniversary and upon termination rate of .50%;

b)	Annual Single Lifetime Focus Guaranteed Minimum Withdrawal Benefit Rider, with an annual contract anniversary rate of .60% of adjusted Guaranteed Withdrawal Balance.

c)	Annual Lifetime Asset Access Enhanced Guaranteed Minimum Withdrawal Benefit Rider, with an annual contract anniversary rate of .60% of adjusted Guaranteed Withdrawal Balance;

d)	Annual Spousal Asset Access Enhanced Guaranteed Minimum Withdrawal Benefit and Lifetime focus Guaranteed Minimum Withdrawal Benefit Rider, with an annual contract anniversary rate of .75% depending on the option of adjusted Guaranteed Withdrawal Balance.

(4)	A charge for premium taxes deducted from either the contract payment or upon annuitization, as determined in accordance with applicable state law.

Currently, GIAC makes no charge against the Account for GIAC’s federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

Park Avenue Institutional Advisers LLC (“PAIA”), a wholly-owned subsidiary of Guardian Investor Services, LLC, which is a wholly owned subsidiary of The Guardian Life Insurance Company of America, serves as the sub-advisor to Victory High Yield VIP Series. Under an investment sub-advisory agreement between Victory Capital Management Inc. (“Victory Capital”), an unaffiliated third-party investment adviser and PAIA (sub-adviser) for the Victory High Yield VIP Series, Victory Capital pays a monthly fee to the sub-adviser for investment advisory services in an amount equal to 28% of all fees due from such Fund to the Adviser. The sub-advisory fee payable to PAIA also covers the administrative and accounting services provided by PAIA.

PAIA provides day to day investment management services to the following new proprietary third-party sub-advised Guardian Variable Product Trust Funds:

• Guardian Integrated Research VIP Fund • Guardian Large Cap Disciplined Growth VIP Fund • Guardian U.S. Government Securities VIP Fund • Guardian Total Return Bond VIP Fund	• Guardian All Cap Core VIP Fund • Guardian Select Mid Cap Core VIP Fund • Guardian Small Mid Cap Core VIP Fund • Guardian Strategic Large Cap Core VIP Fund

GIAC has administrative service fee agreements with Victory Capital Management Inc, Gabelli Capital Asset Fund, Invesco Advisors, Inc., Fred Alger Management, Inc., AllianceBernstein LP, American Century Investment Management Inc., Davis Selected Advisors LP, Fidelity Management & Research Company, Franklin Advisers, Inc., Janus Henderson Group PLC, Massachusetts Financial Services Company, Prudential Investments, LLC, Templeton Global Advisers Limited, and EULAV Asset Management, LLC, which compensate GIAC for administrative services provided. These fees range from .05% to .50% of the average daily net assets. These fees are borne and paid to GIAC by investment advisers, and therefore, are not recorded in the financial statements of the Fund.

The amount retained by GIAC in the Account is comprised of amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account. These amounts are reflected in the “Liabilities” in the Statements of Assets and Liabilities. The income earned on the amounts retained by GIAC in the Account is reflected in “Mortality and expense risk charges” in the Statements of Operations.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2021 (continued)

Sales Charges

Contingent deferred sales charges are assessed on certain partial or total surrenders. The following charges are assessed through redemption in units and paid to GIAC during the following years:

Number of Contract Years Completed	Contingent Deferred Sales Charge Percentage for First Four Contract Years Completed (C+C)	Contingent Deferred Sales Charge Percentage for First Five Contract Years Completed (CXC)
0	3%	—
1	2%	4%
2	1%	3%
3	1%	3%
4	0%	2%
5	—	2%
6+	—	0%

There were no contingent deferred sales charges for the years ended December 31, 2021 and 2020.

NOTE 5 — CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2021 and 2020, were as follows:

	2021			2020
	Units Issued	Units Redeemed	Net Increase / (Decrease)	Units Issued	Units Redeemed	Net Increase / (Decrease)
Victory RS Large Cap Alpha VIP Series	7,990	19,098	(11,108)	15,120	10,594	4,526
Victory 500 Index VIP Series	3,014	2,461	553	4,693	6,024	(1,331)
Victory High Yield VIP Series	277	4,650	(4,373)	36	6,415	(6,379)
Victory INCORE Low Duration Bond VIP Series	2,653	10,140	(7,487)	2,341	2,654	(313)
Victory RS Small Cap Growth Equity VIP Series	3,821	17,590	(13,769)	425	12,575	(12,150)
Victory RS International VIP Series	1,534	2,748	(1,214)	98	12,118	(12,020)
Victory Sophus Emerging Markets VIP Series	903	671	232	548	1,480	(932)
Victory INCORE Investment Quality Bond VIP Series	10,182	26,154	(15,972)	9,187	21,072	(11,885)
Gabelli Capital Asset Fund	18	286	(268)	36	—	36
Value Line Centurion Fund	159	1,149	(990)	2,332	3,127	(795)
Value Line Strategic Asset Management Trust	454	16,905	(16,451)	186	8,506	(8,320)
Invesco V.I. American Franchise Fund Series I	154	6,624	(6,470)	1,435	14,413	(12,978)
Invesco V.I. Government Securities Fund Series I	301	10,531	(10,230)	3,598	8,973	(5,375)
Invesco V.I. Core Equity Fund Series I	309	3,445	(3,136)	—	1,708	(1,708)
Invesco V.I. American Franchise Fund Series II	4	6	(2)	6	64	(58)
Invesco V.I. Government Securities Fund Series II	263	22,416	(22,153)	748	354	394
Invesco V.I. Main Street Mid Cap Fund Series II (formerly Invesco V.I. Mid Cap Core Equity Fund Series II)	—	—	—	—	—	—
Invesco V.I. Core Equity Fund Series II	—	5	(5)	—	7	(7)
Invesco V.I American Value Fund Series II (formerly Invesco V.I. Value Opportunities Fund Series II)	—	1	(1)	—	483	(483)
Invesco V.I. Growth and Income Fund Series II	306	932	(626)	739	3,243	(2,504)
Alger Capital Appreciation Portfolio Class I-2	1,766	5,721	(3,955)	15	10,433	(10,418)
Alger Capital Appreciation Portfolio Class S	—	6	(6)	—	7	(7)
AB VPS Growth and Income Portfolio Class B	328	34,008	(33,680)	1,606	5,397	(3,791)
AB VPS Large Cap Growth Portfolio Class B	4	10,173	(10,169)	10	6,112	(6,102)
AB VPS Global Thematic Growth Portfolio Class B	2	701	(699)	185	249	(64)
American Century VP Capital Appreciation Fund Class I	666	1,854	(1,188)	—	1,812	(1,812)

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The Guardian Separate Account F

NOTES TO FINANCIAL STATEMENTS

December 31, 2021 (continued)

	2021			2020
	Units Issued	Units Redeemed	Net Increase / (Decrease)	Units Issued	Units Redeemed	Net Increase / (Decrease)
Davis Financial Portfolio	—	1	(1)	—	—	—
Davis Real Estate Portfolio	15	1,292	(1,277)	25	2,828	(2,803)
Davis Value Portfolio	—	2,449	(2,449)	—	2,211	(2,211)
Fidelity VIP Balanced Portfolio Service Class 2	336	7,578	(7,242)	6,174	5,286	888
Fidelity VIP Contrafund Portfolio Service Class 2	737	7,247	(6,510)	609	12,228	(11,619)
Fidelity VIP Equity-Income Portfolio Service Class 2	415	77,296	(76,881)	684	12,851	(12,167)
Fidelity VIP Growth Portfolio Service Class 2	8	7,442	(7,434)	6,205	12,555	(6,350)
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	2,420	2,102	318	15,480	1,911	13,569
Fidelity VIP Mid Cap Portfolio Service Class 2	467	50,240	(49,773)	552	4,976	(4,424)
Fidelity VIP Government Money Market Portfolio Service Class 2	35,203	96,176	(60,973)	19,893	35,250	(15,357)
Templeton Growth VIP Fund Class 2	367	1,138	(771)	142	908	(766)
Franklin Rising Dividends VIP Fund Class 2	—	427	(427)	—	1,903	(1,903)
Franklin Small Cap Value VIP Fund Class 2	3	1,503	(1,500)	6	114	(108)
Janus Henderson Forty Portfolio Service Shares	561	3,426	(2,865)	273	4,253	(3,980)
Janus Henderson Flexible Bond Portfolio Service Shares	158	60,259	(60,101)	10,775	8,788	1,987
Janus Henderson Enterprise Portfolio Service Shares	125	5,340	(5,215)	3,323	3,958	(635)
Janus Henderson Global Research Portfolio Service Shares	382	11,004	(10,622)	526	3,472	(2,946)
MFS Total Return Bond Series Service Class	—	1,437	(1,437)	—	98	(98)
MFS Core Equity Portfolio Service Class	124	1,178	(1,054)	1,466	1,598	(132)
MFS Growth Series Service Class	89	31,220	(31,131)	318	3,717	(3,399)
MFS Investors Trust Series Service Class	333	998	(665)	—	4,408	(4,408)
MFS New Discovery Series Service Class	136	3,166	(3,030)	1,180	3,082	(1,902)
MFS VIT II Income Portfolio Series Service Class	929	4,419	(3,490)	1,673	1,979	(306)
MFS Total Return Series Service Class	6	140	(134)	7	263	(256)
PSF PGIM Jennison Growth Portfolio II (formerly Jennison Portfolio Class II)	—	13,926	(13,926)	—	865	(865)
Guardian Integrated Research VIP Fund	44,425	357	44,068	—	—	—
Guardian Large Cap Disciplined Growth VIP Fund	136,153	499	135,654	—	—	—
Guardian U.S. Government Securities VIP Fund	27,418	2,802	24,616	—	—	—
Guardian Total Return Bond VIP Fund	110,926	236	110,690	—	—	—
Guardian All Cap Core VIP Fund	208,556	8,425	200,131	—	—	—
Guardian Select Mid Cap Core VIP Fund	206,867	20,618	186,249	—	—	—
Guardian Small Mid Cap Core VIP Fund	2,494	44	2,450	—	—	—
Guardian Strategic Large Cap Core VIP Fund	96,788	1,407	95,381	—	—	—

NOTE 6 — FINANCIAL HIGHLIGHTS

GIAC sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. The differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following schedule was developed, for each of the five years ending December 31, by determining which products offered by GIAC and funded by the Account that have the lowest and highest expense ratio. Only product designs within each investment option that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the lowest and highest contract charges potentially offered

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The Guardian Separate Account F

NOTES TO FINANCIAL STATEMENTS

December 31, 2021 (continued)

by GIAC as contract owners may not have selected all available and applicable contract options. The net assets disclosed in the table below represent only net assets in accumulation.

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
Victory RS Large Cap Alpha VIP Series	2021	157,397	$19.49	to	$20.55	$3,215,747	1.65%	to	1.90%	1.14%	21.15%	to	21.46%
	2020	168,505	16.09	to	16.92	2,833,996	1.65%	to	1.90%	1.37%	-2.33%	to	-2.09%
	2019	163,979	16.47	to	17.28	2,814,950	1.65%	to	1.90%	0.94%	28.68%	to	29.00%
	2018	204,039	12.80	to	13.40	2,710,360	1.65%	to	1.90%	0.04%	-10.72%	to	-10.50%
	2017	246,024	13.73	to	14.97	3,655,711	1.65%	to	2.15%	1.06%	16.13%	to	16.71%
Victory 500 Index VIP Series	2021	103,877	$30.39	to	$33.80	$3,461,263	1.65%	to	2.15%	1.30%	24.71%	to	25.33%
	2020	103,324	24.37	to	26.97	2,751,302	1.65%	to	2.15%	2.09%	17.56%	to	18.15%
	2019	104,655	20.73	to	22.83	2,363,812	1.65%	to	2.15%	1.92%	28.24%	to	28.89%
	2018	121,182	16.16	to	17.71	2,124,661	1.65%	to	2.15%	0.13%	-6.69%	to	-6.22%
	2017	129,293	17.32	to	18.88	2,419,195	1.65%	to	2.15%	1.80%	19.00%	to	19.60%
Victory High Yield VIP Series	2021	54,652	$24.47	to	$25.80	$1,403,025	1.65%	to	1.90%	5.59%	3.85%	to	4.11%
	2020	59,025	22.40	to	24.79	1,453,922	1.65%	to	2.15%	6.81%	5.61%	to	6.14%
	2019	65,404	21.21	to	23.35	1,518,284	1.65%	to	2.15%	6.17%	13.42%	to	13.99%
	2018	84,478	18.70	to	20.49	1,722,416	1.65%	to	2.15%	0.56%	-1.85%	to	-1.36%
	2017	99,997	19.05	to	20.77	2,065,437	1.65%	to	2.15%	5.89%	7.59%	to	8.13%
Victory INCORE Low Duration Bond VIP Series	2021	43,522	$11.27	to	$11.80	$511,390	1.65%	to	1.90%	1.45%	-0.92%	to	-0.67%
	2020	51,009	11.38	to	11.88	604,867	1.65%	to	1.90%	2.55%	2.35%	to	2.61%
	2019	51,322	11.12	to	11.58	593,039	1.65%	to	1.90%	1.91%	1.83%	to	2.08%
	2018	57,494	10.92	to	11.34	650,720	1.65%	to	1.90%	0.49%	-0.90%	to	-0.65%
	2017	69,353	11.02	to	11.42	790,460	1.65%	to	1.90%	1.34%	-0.29%	to	-0.04%
Victory RS Small Cap Growth Equity VIP Series	2021	42,803	$39.54	to	$43.98	$1,866,693	1.65%	to	2.15%	0.00%	-12.35%	to	-11.91%
	2020	56,572	45.11	to	49.92	2,801,790	1.65%	to	2.15%	0.00%	35.10%	to	35.78%
	2019	68,722	33.39	to	36.77	2,507,675	1.65%	to	2.15%	0.00%	35.82%	to	36.50%
	2018	87,753	24.58	to	26.94	2,339,815	1.65%	to	2.15%	0.00%	-10.21%	to	-9.76%
	2017	120,927	27.38	to	29.85	3,580,036	1.65%	to	2.15%	0.00%	35.24%	to	35.92%
Victory RS International VIP Series	2021	55,381	$17.85	to	$19.86	$1,085,688	1.65%	to	2.15%	1.91%	11.92%	to	12.48%
	2020	56,595	15.95	to	17.65	988,030	1.65%	to	2.15%	2.63%	3.96%	to	4.48%
	2019	68,615	15.34	to	16.90	1,145,382	1.65%	to	2.15%	2.26%	20.16%	to	20.77%
	2018	74,803	12.77	to	13.99	1,033,502	1.65%	to	2.15%	0.79%	-12.57%	to	-12.13%
	2017	127,438	14.61	to	15.92	2,012,218	1.65%	to	2.15%	2.01%	23.00%	to	23.62%
Victory Sophus Emerging Markets VIP Series	2021	14,349	$39.79	to	$41.97	$596,190	1.65%	to	1.90%	0.86%	-6.23%	to	-5.99%
	2020	14,117	42.43	to	44.64	625,468	1.65%	to	1.90%	2.11%	13.96%	to	14.25%
	2019	15,049	37.24	to	39.07	583,348	1.65%	to	1.90%	0.99%	20.80%	to	21.10%
	2018	20,612	30.82	to	32.27	659,837	1.65%	to	1.90%	0.82%	-20.50%	to	-20.30%
	2017	27,198	37.13	to	40.48	1,094,855	1.65%	to	2.15%	0.85%	39.82%	to	40.52%
Victory INCORE Investment Quality Bond VIP Series	2021	137,896	$17.26	to	$19.20	$2,631,736	1.65%	to	2.15%	1.99%	-2.35%	to	-1.86%
	2020	153,868	17.68	to	19.56	2,998,158	1.65%	to	2.15%	2.93%	6.02%	to	6.56%
	2019	165,753	16.67	to	18.36	3,030,251	1.65%	to	2.15%	2.60%	5.42%	to	5.95%
	2018	205,557	16.56	to	17.33	3,537,921	1.65%	to	1.90%	0.61%	-2.30%	to	-2.05%
	2017	249,307	16.94	to	17.69	4,386,090	1.65%	to	1.90%	2.27%	2.18%	to	2.43%
Gabelli Capital Asset Fund	2021	404	$29.79	to	$29.79	$12,045	1.65%	to	1.65%	0.45%	18.50%	to	18.50%
	2020	672	25.14	to	25.14	16,886	1.65%	to	1.65%	0.18%	4.59%	to	4.59%
	2019	636	24.04	to	24.04	15,290	1.65%	to	1.65%	0.37%	17.54%	to	17.54%
	2018	574	20.45	to	20.45	11,736	1.65%	to	1.65%	0.17%	-12.55%	to	-12.55%
	2017	2,205	23.39	to	23.39	51,563	1.65%	to	1.65%	0.27%	18.51%	to	18.51%
Value Line Centurion Fund	2021	19,592	$19.67	to	$20.75	$400,554	1.65%	to	1.90%	0.02%	17.40%	to	17.70%
	2020	20,582	16.76	to	17.63	357,197	1.65%	to	1.90%	0.08%	15.32%	to	15.61%
	2019	21,377	14.53	to	15.25	321,145	1.65%	to	1.90%	0.05%	30.55%	to	30.88%
	2018	23,254	11.13	to	11.65	267,356	1.65%	to	1.90%	0.24%	-1.67%	to	-1.42%
	2017	25,012	10.84	to	11.82	291,925	1.65%	to	2.15%	0.18%	17.15%	to	17.74%

B-36

The Guardian Separate Account F

NOTES TO FINANCIAL STATEMENTS

December 31, 2021 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
Value Line Strategic Asset Management Trust	2021	75,931	$26.85	to	$29.87	$2,256,181	1.65%	to	2.15%	0.32%	13.39%	to	13.96%
	2020	92,382	23.68	to	26.21	2,407,323	1.65%	to	2.15%	0.49%	15.45%	to	16.03%
	2019	100,702	20.51	to	22.59	2,261,293	1.65%	to	2.15%	0.67%	24.91%	to	25.54%
	2018	116,451	16.42	to	17.99	2,076,741	1.65%	to	2.15%	0.73%	-2.04%	to	-1.54%
	2017	135,449	16.76	to	18.28	2,454,449	1.65%	to	2.15%	0.55%	14.39%	to	14.96%
Invesco V.I. American Franchise Fund Series I	2021	41,468	$15.95	to	$16.82	$681,498	1.65%	to	1.90%	0.00%	9.81%	to	10.08%
	2020	47,938	13.81	to	15.28	711,833	1.65%	to	2.15%	0.06%	39.30%	to	40.00%
	2019	60,916	9.91	to	10.92	647,111	1.65%	to	2.15%	0.00%	33.83%	to	34.50%
	2018	75,778	7.41	to	8.12	600,610	1.65%	to	2.15%	0.00%	-5.68%	to	-5.21%
	2017	91,889	7.85	to	8.56	767,672	1.65%	to	2.15%	0.08%	24.62%	to	25.24%
Invesco V.I. Government Securities Fund Series I	2021	41,310	$14.29	to	$15.07	$619,778	1.65%	to	1.90%	2.32%	-4.12%	to	-3.88%
	2020	51,540	14.90	to	15.67	805,236	1.65%	to	1.90%	2.39%	4.26%	to	4.52%
	2019	56,915	14.29	to	15.00	851,154	1.65%	to	1.90%	2.43%	4.07%	to	4.33%
	2018	67,355	13.73	to	14.37	963,576	1.65%	to	1.90%	2.14%	-1.34%	to	-1.10%
	2017	81,173	13.92	to	14.53	1,175,170	1.65%	to	1.90%	2.07%	0.03%	to	0.28%
Invesco V.I. Core Equity Fund Series I	2021	18,921	$20.25	to	$21.35	$401,886	1.65%	to	1.90%	0.66%	25.32%	to	25.64%
	2020	22,057	16.16	to	17.00	372,611	1.65%	to	1.90%	1.37%	11.69%	to	11.97%
	2019	23,765	14.46	to	15.18	358,744	1.65%	to	1.90%	0.96%	26.52%	to	26.84%
	2018	26,637	11.43	to	11.97	317,167	1.65%	to	1.90%	0.88%	-11.11%	to	-10.89%
	2017	34,671	12.86	to	13.43	463,473	1.65%	to	1.90%	1.00%	11.03%	to	11.31%
Invesco V.I. American Franchise Fund Series II	2021	1,023	$34.38	to	$34.38	$35,156	1.65%	to	1.65%	0.00%	9.81%	to	9.81%
	2020	1,025	31.31	to	31.31	32,103	1.65%	to	1.65%	0.00%	39.65%	to	39.65%
	2019	1,083	22.42	to	22.42	24,289	1.65%	to	1.65%	0.00%	34.18%	to	34.18%
	2018	3,360	16.71	to	16.71	56,133	1.65%	to	1.65%	0.00%	-5.47%	to	-5.47%
	2017	3,725	17.68	to	17.68	65,841	1.65%	to	1.65%	0.00%	24.93%	to	24.93%
Invesco V.I. Government Securities Fund Series II(6)	2021	—	$—		$—	$—	NA		NA	NA	NA		NA
	2020	22,153	12.31	to	12.81	282,293	1.65%	to	1.90%	2.23%	3.96%	to	4.22%
	2019	21,759	11.84	to	12.29	266,106	1.65%	to	1.90%	2.24%	3.75%	to	4.01%
	2018	27,902	11.41	to	11.81	328,279	1.65%	to	1.90%	1.93%	-1.60%	to	-1.36%
	2017	29,086	11.60	to	11.98	346,959	1.65%	to	1.90%	1.81%	-0.21%	to	0.04%
Invesco V.I. Main Street Mid Cap Fund Series II (formerly Invesco V.I. Mid Cap Core Equity Fund Series II)	2021	417	$26.43	to	$26.43	$11,013	1.65%	to	1.65%	0.26%	20.84%	to	20.84%
	2020	417	21.87	to	21.87	9,118	1.65%	to	1.65%	0.50%	7.14%	to	7.14%
	2019	417	20.41	to	20.41	8,515	1.65%	to	1.65%	0.22%	22.98%	to	22.98%
	2018	417	16.60	to	16.60	6,929	1.65%	to	1.65%	0.06%	-13.06%	to	-13.06%
	2017	1,662	19.09	to	19.09	31,727	1.65%	to	1.65%	0.32%	12.76%	to	12.76%
Invesco V.I. Core Equity Fund Series II	2021	106	$29.99	to	$29.99	$3,164	1.65%	to	1.65%	0.45%	25.28%	to	25.28%
	2020	111	23.94	to	23.94	2,667	1.65%	to	1.65%	1.09%	11.70%	to	11.70%
	2019	118	21.43	to	21.43	2,530	1.65%	to	1.65%	0.17%	26.55%	to	26.55%
	2018	156	16.70	to	16.93	2,628	1.65%	to	1.75%	0.00%	-11.19%	to	-11.10%
	2017	1,159	19.05	to	19.05	22,068	1.65%	to	1.65%	0.81%	11.02%	to	11.02%
Invesco V.I American Value Fund Series II (formerly Invesco V.I. Value Opportunities Fund Series II)	2021	1,907	$20.14	to	$20.14	$38,425	1.65%	to	1.65%	0.66%	29.90%	to	29.90%
	2020	1,908	15.51	to	15.51	29,585	1.65%	to	1.65%	0.09%	3.59%	to	3.59%
	2019	2,391	14.97	to	14.97	35,789	1.65%	to	1.65%	0.00%	27.98%	to	27.98%
	2018	5,223	11.70	to	11.70	61,095	1.65%	to	1.65%	0.00%	-20.68%	to	-20.68%
	2017	5,667	14.75	to	14.75	83,567	1.65%	to	1.65%	0.02%	15.30%	to	15.30%
Invesco V.I. Growth and Income Fund Series II	2021	17,702	$31.18	to	$32.76	$577,484	1.65%	to	1.90%	1.38%	25.76%	to	26.08%
	2020	18,328	24.79	to	25.98	474,370	1.65%	to	1.90%	1.96%	-0.08%	to	0.17%
	2019	20,832	24.81	to	25.94	535,711	1.65%	to	1.90%	1.47%	22.49%	to	22.79%
	2018	24,771	19.43	to	21.12	519,595	1.65%	to	2.15%	1.70%	-15.44%	to	-15.01%
	2017	29,386	22.98	to	24.85	726,320	1.65%	to	2.15%	1.32%	11.60%	to	12.16%

B-37

The Guardian Separate Account F

NOTES TO FINANCIAL STATEMENTS

December 31, 2021 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
Alger Capital Appreciation Portfolio Class I-2	2021	35,995	$42.60	to	$44.93	$1,613,309	1.65%	to	1.90%	0.00%	16.87%	to	17.16%
	2020	39,950	36.45	to	38.35	1,528,758	1.65%	to	1.90%	0.00%	39.06%	to	39.41%
	2019	50,368	26.21	to	27.51	1,381,703	1.65%	to	1.90%	0.00%	31.06%	to	31.38%
	2018	51,981	20.00	to	20.94	1,083,902	1.65%	to	1.90%	0.09%	-1.99%	to	-1.75%
	2017	40,681	20.41	to	21.31	862,511	1.65%	to	1.90%	0.15%	28.60%	to	28.92%
Alger Capital Appreciation Portfolio Class S	2021	2,158	$72.53	to	$72.53	$156,542	1.65%	to	1.65%	0.00%	16.87%	to	16.87%
	2020	2,164	62.06	to	62.06	134,308	1.65%	to	1.65%	0.00%	39.06%	to	39.06%
	2019	2,171	44.63	to	44.63	96,879	1.65%	to	1.65%	0.00%	31.05%	to	31.05%
	2018	2,192	33.58	to	34.05	74,647	1.65%	to	1.75%	0.00%	-2.11%	to	-2.01%
	2017	1,979	34.75	to	34.75	68,788	1.65%	to	1.65%	0.00%	28.58%	to	28.58%
AB VPS Growth and Income Portfolio Class B(6)	2021	—	$—		$—	$—	NA		NA	NA	NA		NA
	2020	33,680	23.81	to	26.15	869,227	1.65%	to	2.15%	1.29%	0.28%	to	0.78%
	2019	37,471	23.75	to	25.94	958,983	1.65%	to	2.15%	1.16%	20.97%	to	21.58%
	2018	27,964	19.63	to	21.34	585,379	1.65%	to	2.15%	0.76%	-7.86%	to	-7.40%
	2017	36,080	21.30	to	23.04	813,909	1.65%	to	2.15%	1.25%	16.06%	to	16.64%
AB VPS Large Cap Growth Portfolio Class B(6)	2021	—	$—		$—	$—	NA		NA	NA	NA		NA
	2020	10,169	44.67	to	44.67	454,290	1.65%	to	1.65%	0.00%	32.92%	to	32.92%
	2019	16,271	33.61	to	33.61	546,872	1.65%	to	1.65%	0.00%	32.15%	to	32.15%
	2018	14,766	25.43	to	25.43	375,542	1.65%	to	1.65%	0.00%	0.64%	to	0.64%
	2017	2,425	25.27	to	25.27	61,286	1.65%	to	1.65%	0.00%	29.50%	to	29.50%
AB VPS Global Thematic Growth Portfolio Class B	2021	4,968	$28.20	to	$29.62	$144,517	1.65%	to	1.90%	0.00%	20.25%	to	20.55%
	2020	5,667	23.45	to	24.57	137,169	1.65%	to	1.90%	0.44%	36.44%	to	36.79%
	2019	5,731	17.18	to	17.96	101,456	1.65%	to	1.90%	0.16%	27.33%	to	27.65%
	2018	6,087	13.50	to	14.07	84,552	1.65%	to	1.90%	0.00%	-11.69%	to	-11.47%
	2017	8,934	15.28	to	15.89	140,808	1.65%	to	1.90%	0.28%	33.72%	to	34.05%
AB Real Estate Investment Class B(4)	2021	—	$—		$—	$—	—		—	—	—		—
	2020	—	—		—	—	—		—	—	—		—
	2019	—	—		—	—	—		—	—	—		—
	2018	3,184	21.31	to	21.31	67,862	1.65%	to	1.65%	1.50%	-6.02%	to	-6.02%
	2017	4,011	22.68	to	22.68	90,961	1.65%	to	1.65%	1.49%	4.62%	to	4.62%
AB VPS Value Class B(5)	2021	—	$—		$—	$—	—		—	—	—		—
	2020	—	—		—	—	—		—	—	—		—
	2019	—	—		—	—	—		—	—	—		—
	2018	23,503	14.11	to	15.33	355,286	1.65%	to	2.15%	0.96%	-17.16%	to	-16.74%
	2017	33,256	17.03	to	18.42	605,364	1.65%	to	2.15%	1.16%	10.87%	to	11.43%
American Century VP Capital Appreciation Fund Class I	2021	24,021	$33.80	to	$35.65	$847,487	1.65%	to	1.90%	0.00%	9.05%	to	9.33%
	2020	25,209	30.99	to	32.60	814,170	1.65%	to	1.90%	0.00%	39.75%	to	40.10%
	2019	27,021	22.18	to	23.27	623,540	1.65%	to	1.90%	0.00%	33.00%	to	33.33%
	2018	33,188	16.67	to	17.45	572,457	1.65%	to	1.90%	0.00%	-6.99%	to	-6.76%
	2017	38,645	17.93	to	18.72	715,425	1.65%	to	1.90%	0.00%	19.49%	to	19.79%
Davis Financial Portfolio	2021	281	$24.16	to	$24.16	$6,799	1.65%	to	1.65%	1.45%	28.39%	to	28.39%
	2020	282	18.81	to	18.81	5,298	1.65%	to	1.65%	1.58%	-7.54%	to	-7.54%
	2019	282	20.35	to	20.35	5,733	1.65%	to	1.65%	0.39%	23.79%	to	23.79%
	2018	2,613	16.44	to	16.44	42,951	1.65%	to	1.65%	1.26%	-12.14%	to	-12.14%
	2017	2,978	18.71	to	18.71	55,713	1.65%	to	1.65%	0.71%	19.42%	to	19.42%
Davis Real Estate Portfolio	2021	2,252	$25.87	to	$25.87	$58,251	1.65%	to	1.65%	1.19%	39.65%	to	39.65%
	2020	3,529	18.52	to	18.52	65,359	1.65%	to	1.65%	1.88%	-9.60%	to	-9.60%
	2019	6,332	20.49	to	20.49	129,740	1.65%	to	1.65%	0.97%	23.67%	to	23.67%
	2018	7,441	16.57	to	16.57	123,278	1.65%	to	1.65%	2.75%	-6.38%	to	-6.38%
	2017	7,908	17.70	to	17.70	139,944	1.65%	to	1.65%	1.22%	6.46%	to	6.46%
Davis Value Portfolio	2021	23,943	$27.76	to	$27.76	$664,662	1.65%	to	1.65%	0.59%	15.91%	to	15.91%
	2020	26,392	23.95	to	23.95	632,077	1.65%	to	1.65%	0.70%	9.88%	to	9.88%
	2019	28,603	21.80	to	21.80	623,443	1.65%	to	1.65%	1.58%	29.01%	to	29.01%
	2018	30,733	16.90	to	16.90	519,251	1.65%	to	1.65%	0.87%	-15.03%	to	-15.03%
	2017	33,371	19.88	to	19.88	663,535	1.65%	to	1.65%	0.74%	20.61%	to	20.61%

B-38

The Guardian Separate Account F

NOTES TO FINANCIAL STATEMENTS

December 31, 2021 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
Fidelity VIP Balanced Portfolio Service Class 2	2021	61,590	$28.36	to	$31.54	$1,922,882	1.65%	to	2.15%	0.72%	15.47%	to	16.05%
	2020	68,832	24.56	to	27.18	1,854,996	1.65%	to	2.15%	1.28%	19.51%	to	20.11%
	2019	67,944	20.55	to	22.63	1,526,710	1.65%	to	2.15%	1.56%	21.46%	to	22.07%
	2018	69,837	16.92	to	18.54	1,283,199	1.65%	to	2.15%	1.23%	-6.48%	to	-6.01%
	2017	78,239	18.09	to	19.73	1,530,613	1.65%	to	2.15%	1.27%	13.63%	to	14.20%
Fidelity VIP Contrafund Portfolio Service Class 2	2021	87,166	$42.68	to	$47.47	$4,103,764	1.65%	to	2.15%	0.03%	24.79%	to	25.41%
	2020	93,676	34.20	to	37.85	3,516,840	1.65%	to	2.15%	0.08%	27.44%	to	28.08%
	2019	105,295	26.84	to	29.55	3,087,199	1.65%	to	2.15%	0.21%	28.47%	to	29.11%
	2018	125,374	20.89	to	22.89	2,842,136	1.65%	to	2.15%	0.43%	-8.64%	to	-8.18%
	2017	146,357	22.86	to	24.93	3,619,181	1.65%	to	2.15%	0.74%	18.99%	to	19.58%
Fidelity VIP Equity-Income Portfolio Service Class 2(6)	2021	—	$—		$—	$—	NA		NA	NA	NA		NA
	2020	76,881	22.38	to	23.54	1,799,139	1.65%	to	1.90%	1.54%	4.42%	to	4.68%
	2019	89,048	21.43	to	22.49	1,991,287	1.65%	to	1.90%	1.75%	24.70%	to	25.01%
	2018	106,094	17.19	to	17.99	1,897,554	1.65%	to	1.90%	1.98%	-10.27%	to	-10.04%
	2017	129,644	18.34	to	20.00	2,577,606	1.65%	to	2.15%	1.44%	10.24%	to	10.79%
Fidelity VIP Growth Portfolio Service Class 2	2021	46,239	$32.28	to	$34.05	$1,564,393	1.65%	to	1.90%	0.00%	20.58%	to	20.88%
	2020	53,673	26.77	to	28.17	1,503,944	1.65%	to	1.90%	0.04%	40.83%	to	41.18%
	2019	60,023	19.01	to	19.95	1,188,455	1.65%	to	1.90%	0.06%	31.44%	to	31.77%
	2018	75,136	14.46	to	15.14	1,128,328	1.65%	to	1.90%	0.04%	-2.32%	to	-2.07%
	2017	92,463	14.81	to	15.46	1,418,976	1.65%	to	1.90%	0.08%	32.26%	to	32.60%
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	2021	39,155	$14.64	to	$14.64	$573,349	1.65%	to	1.65%	1.83%	-2.53%	to	-2.53%
	2020	38,837	15.02	to	15.02	583,427	1.65%	to	1.65%	2.81%	7.36%	to	7.36%
	2019	25,268	13.99	to	13.99	353,574	1.65%	to	1.65%	2.49%	7.60%	to	7.60%
	2018	26,169	12.82	to	13.00	340,266	1.65%	to	1.75%	2.11%	-2.52%	to	-2.42%
	2017	30,794	13.33	to	13.33	410,383	1.65%	to	1.65%	2.13%	2.28%	to	2.28%
Fidelity VIP Mid Cap Portfolio Service Class 2(6)	2021	—	$—		$—	$—	NA		NA	NA	NA		NA
	2020	49,773	40.26	to	44.21	2,176,715	1.65%	to	2.15%	0.41%	15.34%	to	15.92%
	2019	54,197	34.91	to	38.14	2,046,594	1.65%	to	2.15%	0.66%	20.54%	to	21.14%
	2018	64,367	28.96	to	31.48	2,006,615	1.65%	to	2.15%	0.38%	-16.60%	to	-16.18%
	2017	73,685	34.72	to	37.55	2,738,550	1.65%	to	2.15%	0.48%	17.96%	to	18.55%
Fidelity VIP Government Money Market Portfolio Service Class 2	2021	137,331	$8.98	to	$9.29	$1,273,567	1.65%	to	2.15%	0.01%	-2.14%	to	-1.65%
	2020	198,304	9.18	to	9.45	1,867,277	1.65%	to	2.15%	0.22%	-1.92%	to	-1.43%
	2019	213,661	9.36	to	9.58	2,042,467	1.65%	to	2.15%	1.75%	-0.42%	to	0.08%
	2018	250,945	9.40	to	9.57	2,397,514	1.65%	to	2.15%	1.35%	-0.78%	to	-0.29%
	2017	300,909	9.47	to	9.60	2,884,900	1.65%	to	2.15%	0.43%	-1.74%	to	-1.24%
Templeton Growth VIP Fund Class 2	2021	14,154	$16.76	to	$18.49	$257,090	1.65%	to	2.15%	1.10%	2.63%	to	3.14%
	2020	14,925	16.33	to	17.93	263,108	1.65%	to	2.15%	3.01%	3.53%	to	4.05%
	2019	15,691	15.77	to	17.23	266,235	1.65%	to	2.15%	2.78%	12.69%	to	13.26%
	2018	20,109	13.99	to	15.21	301,506	1.65%	to	2.15%	1.94%	-16.67%	to	-16.25%
	2017	29,382	16.79	to	18.17	528,192	1.65%	to	2.15%	1.61%	15.97%	to	16.55%
Franklin Rising Dividends VIP Fund Class 2	2021	6,728	$37.53	to	$37.53	$252,514	1.65%	to	1.65%	0.88%	24.70%	to	24.70%
	2020	7,155	30.10	to	30.10	215,345	1.65%	to	1.65%	1.32%	14.06%	to	14.06%
	2019	9,058	26.39	to	26.39	239,017	1.65%	to	1.65%	1.15%	27.10%	to	27.10%
	2018	7,562	20.76	to	20.76	156,995	1.65%	to	1.65%	1.29%	-6.64%	to	-6.64%
	2017	8,310	22.24	to	22.24	184,800	1.65%	to	1.65%	1.54%	18.57%	to	18.57%
Franklin Small Cap Value VIP Fund Class 2(6)	2021	—	$—		$—	$—	NA		NA	NA	NA		NA
	2020	1,500	25.30	to	25.30	37,951	1.65%	to	1.65%	1.48%	3.45%	to	3.45%
	2019	1,608	24.46	to	24.46	39,328	1.65%	to	1.65%	1.33%	24.27%	to	24.27%
	2018	3,526	19.68	to	19.68	69,413	1.65%	to	1.65%	0.81%	-14.31%	to	-14.31%
	2017	5,350	22.97	to	22.97	122,892	1.65%	to	1.65%	0.56%	8.83%	to	8.83%
Janus Henderson Forty Portfolio Service Shares	2021	22,300	$41.40	to	$46.05	$1,014,371	1.65%	to	2.15%	0.53%	19.98%	to	20.58%
	2020	25,165	34.51	to	38.19	950,065	1.65%	to	2.15%	0.63%	36.06%	to	36.74%
	2019	29,145	25.36	to	27.93	806,026	1.65%	to	2.15%	0.02%	33.93%	to	34.60%
	2018	32,826	18.94	to	20.75	674,066	1.65%	to	2.15%	1.23%	-0.46%	to	0.04%
	2017	35,541	19.02	to	20.74	730,163	1.65%	to	2.15%	0.00%	27.22%	to	27.86%

B-39

The Guardian Separate Account F

NOTES TO FINANCIAL STATEMENTS

December 31, 2021 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
Janus Henderson Flexible Bond Portfolio Service Shares(6)	2021	—	$—		$—	$—	NA		NA	NA	NA		NA
	2020	60,101	19.01	to	21.04	1,259,366	1.65%	to	2.15%	2.49%	7.89%	to	8.43%
	2019	58,114	17.62	to	19.41	1,120,369	1.65%	to	2.15%	3.07%	6.94%	to	7.48%
	2018	49,085	16.48	to	18.06	878,519	1.65%	to	2.15%	2.70%	-3.40%	to	-2.91%
	2017	57,515	17.06	to	18.60	1,060,712	1.65%	to	2.15%	2.49%	1.14%	to	1.65%
Janus Henderson Enterprise Portfolio Service Shares	2021	33,594	$23.58	to	$26.23	$870,428	1.65%	to	2.15%	0.24%	14.05%	to	14.62%
	2020	38,809	20.68	to	22.88	879,066	1.65%	to	2.15%	0.04%	16.63%	to	17.22%
	2019	39,444	17.73	to	19.52	762,051	1.65%	to	2.15%	0.05%	32.27%	to	32.93%
	2018	42,424	13.40	to	14.69	617,176	1.65%	to	2.15%	0.13%	-2.79%	to	-2.30%
	2017	46,415	13.79	to	15.03	691,697	1.65%	to	2.15%	0.52%	24.37%	to	24.99%
Janus Henderson Global Research Portfolio Service Shares	2021	51,659	$15.32	to	$16.16	$833,292	1.65%	to	1.90%	0.35%	15.57%	to	15.86%
	2020	62,281	12.60	to	13.94	861,154	1.65%	to	2.15%	0.64%	17.20%	to	17.79%
	2019	65,227	10.75	to	11.84	765,049	1.65%	to	2.15%	0.85%	25.96%	to	26.59%
	2018	73,242	8.54	to	9.35	678,027	1.65%	to	2.15%	0.95%	-9.07%	to	-8.61%
	2017	85,770	9.39	to	10.23	867,885	1.65%	to	2.15%	0.69%	23.97%	to	24.60%
MFS Total Return Bond Series Service Class	2021	3,859	$14.64	to	$14.64	$56,506	1.65%	to	1.65%	2.70%	-2.70%	to	-2.70%
	2020	5,296	15.05	to	15.05	79,702	1.65%	to	1.65%	3.28%	6.39%	to	6.39%
	2019	5,394	14.14	to	14.14	76,295	1.65%	to	1.65%	3.20%	8.11%	to	8.11%
	2018	5,592	12.90	to	13.08	73,150	1.65%	to	1.75%	3.00%	-3.05%	to	-2.95%
	2017	6,035	13.48	to	13.48	81,369	1.65%	to	1.65%	3.13%	2.47%	to	2.47%
MFS Core Equity Portfolio Service Class	2021	11,370	$24.06	to	$25.38	$286,448	1.65%	to	1.90%	0.28%	22.69%	to	23.00%
	2020	12,424	19.61	to	20.63	254,676	1.65%	to	1.90%	0.50%	16.14%	to	16.43%
	2019	12,556	16.89	to	17.72	220,034	1.65%	to	1.90%	0.58%	30.36%	to	30.68%
	2018	15,953	12.96	to	13.56	214,366	1.65%	to	1.90%	0.42%	-5.88%	to	-5.65%
	2017	17,171	13.77	to	14.37	244,602	1.65%	to	1.90%	0.69%	22.15%	to	22.46%
MFS Growth Series Service Class(6)	2021	—	$—		$—	$—	NA		NA	NA	NA		NA
	2020	31,131	22.47	to	24.87	768,078	1.65%	to	2.15%	0.00%	28.72%	to	29.36%
	2019	34,530	17.46	to	19.22	658,081	1.65%	to	2.15%	0.00%	34.83%	to	35.51%
	2018	35,705	12.95	to	14.19	500,336	1.65%	to	2.15%	0.00%	0.22%	to	0.72%
	2017	38,720	12.92	to	14.08	539,258	1.65%	to	2.15%	0.00%	28.28%	to	28.93%
MFS Investors Trust Series Service Class	2021	15,743	$27.54	to	$30.64	$473,306	1.65%	to	2.15%	0.42%	23.80%	to	24.43%
	2020	16,408	22.25	to	24.62	397,190	1.65%	to	2.15%	0.45%	11.16%	to	11.72%
	2019	20,816	20.01	to	22.04	452,639	1.65%	to	2.15%	0.47%	28.44%	to	29.09%
	2018	25,677	15.58	to	17.07	432,518	1.65%	to	2.15%	0.44%	-7.72%	to	-7.26%
	2017	30,182	16.89	to	18.41	549,314	1.65%	to	2.15%	0.55%	20.40%	to	21.00%
MFS New Discovery Series Service Class	2021	21,668	$34.46	to	$38.33	$825,633	1.65%	to	2.15%	0.00%	-0.60%	to	-0.10%
	2020	24,698	34.67	to	38.37	942,277	1.65%	to	2.15%	0.00%	42.46%	to	43.18%
	2019	26,600	24.34	to	26.80	709,100	1.65%	to	2.15%	0.00%	38.26%	to	38.95%
	2018	28,660	17.60	to	19.29	549,946	1.65%	to	2.15%	0.00%	-3.82%	to	-3.34%
	2017	30,951	18.30	to	19.95	614,273	1.65%	to	2.15%	0.00%	23.63%	to	24.25%
MFS VIT II Income Portfolio Series Service Class	2021	23,714	$18.90	to	$21.02	$495,704	1.65%	to	2.15%	2.79%	-2.04%	to	-1.55%
	2020	27,204	19.29	to	21.35	578,834	1.65%	to	2.15%	3.44%	6.77%	to	7.31%
	2019	27,510	18.07	to	19.89	545,484	1.65%	to	2.15%	3.35%	8.91%	to	9.46%
	2018	29,888	16.59	to	18.17	541,636	1.65%	to	2.15%	3.64%	-4.20%	to	-3.72%
	2017	39,792	17.31	to	18.88	749,720	1.65%	to	2.15%	4.37%	3.62%	to	4.14%
MFS Total Return Series Service Class	2021	2,481	$22.28	to	$22.28	$55,258	1.65%	to	1.65%	1.63%	11.96%	to	11.96%
	2020	2,615	19.90	to	19.90	52,036	1.65%	to	1.65%	2.07%	7.71%	to	7.71%
	2019	2,871	18.47	to	18.47	53,030	1.65%	to	1.65%	2.14%	18.14%	to	18.14%
	2018	3,191	15.64	to	15.64	49,896	1.65%	to	1.65%	1.51%	-7.42%	to	-7.42%
	2017	6,067	16.89	to	16.89	102,473	1.65%	to	1.65%	2.15%	10.18%	to	10.18%
PSF PGIM Jennison Growth Portfolio II (formerly Jennison Portfolio Class II)(6)	2021	—	$—		$—	$—	NA		NA	NA	NA		NA
	2020	13,926	30.55	to	32.13	447,270	1.65%	to	1.90%	0.00%	52.62%	to	53.00%
	2019	14,791	20.01	to	21.00	310,511	1.65%	to	1.90%	0.00%	30.31%	to	30.64%
	2018	16,383	15.36	to	16.08	263,140	1.65%	to	1.90%	0.00%	-3.05%	to	-2.81%
	2017	16,525	15.84	to	16.54	273,062	1.65%	to	1.90%	0.00%	33.56%	to	33.89%
Guardian Integrated Research VIP Fund(7)	2021	44,068	$10.60	to	$10.60	$467,198	1.65%	to	1.90%	0.00%	5.96%	to	6.02%

B-40

The Guardian Separate Account F

NOTES TO FINANCIAL STATEMENTS

December 31, 2021 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
Guardian Large Cap Disciplined Growth VIP Fund(7)	2021	135,654	$10.29	to	$10.30	$1,396,709	1.65%	to	2.15%	0.00%	2.86%	to	2.97%
Guardian U.S. Government Securities VIP Fund(7)	2021	24,616	$9.90	to	$9.91	$243,893	1.65%	to	1.90%	0.00%	-0.97%	to	-0.91%
Guardian Total Return Bond VIP Fund(7)	2021	110,690	$9.98	to	$9.99	$1,105,217	1.65%	to	2.15%	0.00%	-0.25%	to	-0.15%
Guardian All Cap Core VIP Fund(7)	2021	200,131	$10.22	to	$10.23	$2,046,322	1.65%	to	1.90%	0.00%	2.20%	to	2.26%
Guardian Select Mid Cap Core VIP Fund(7)	2021	186,249	$10.04	to	$10.05	$1,870,897	1.65%	to	2.15%	0.00%	0.36%	to	0.46%
Guardian Small Mid Cap Core VIP Fund(7)	2021	2,450	$10.06	to	$10.06	$24,641	1.65%	to	1.65%	0.00%	0.56%	to	0.56%
Guardian Strategic Large Cap Core VIP Fund(7)	2021	95,381	$10.27	to	$10.29	$980,963	1.65%	to	2.15%	0.00%	2.75%	to	2.85%

(1)	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(2)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the year to date daily average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The investment income ratio is annualized in the initial year in which units of a product were purchased.
(3)	Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.
(4)	As of April 24, 2019, the AB VPS Real Estate Investment Portfolio Class B was liquidated and no longer available as an investment allocation option under this contract. After the liquidation date, any accumulation value remaining in the AB VPS Real Estate Investment Portfolion Class B was transferred to the Fidelity VIP Government Money Market Portfolio.
(5)	As of April 26, 2019, the AB VPS Value Portfolio Class B was merged and no longer available as an investment allocation option under this contract. After the merger, any accumulation value remaining in the AB VPS Value Portfolio Class B was transferred to the AB VPS Growth and Income Portfolio Class B.
(6)	As of October 22, 2021, certain funds were liquidated as a result of fund substitution and no longer available as an investment allocation option under this contract. After the liquidation date, any accumulation value remaining in the liquidated funds were transferred to each respective Guardian Fund. The expense ratio, investment income ratio and total returns were not applicable as of December 31, 2021 as a result of liquidation.
(7)	Portfolio commenced operations October 22, 2021.

B-41

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.

and the Contract Owners of The Guardian Separate Account F

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the investment options of The Guardian Separate Account F indicated in the table below as of December 31, 2021, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the investment options of The Guardian Separate Account F as of December 31, 2021, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Victory RS Large Cap Alpha VIP Series(1)

Victory 500 Index VIP Series(1)

Victory High Yield VIP Series(1)

Victory INCORE Low Duration Bond VIP Series(1)

Victory RS Small Cap Growth Equity VIP Series(1)

Victory RS International VIP Series(1)

Victory Sophus Emerging Markets VIP Series(1)

Victory INCORE Investment Quality Bond VIP Series(1)

Gabelli Capital Asset Fund(1)

Value Line Centurion Fund(1)

Value Line Strategic Asset Management Trust(1)

Invesco V.I. American Franchise Fund Series I(1)

Invesco V.I. Government Securities Fund Series I(1)

Invesco V.I. Core Equity Fund Series I(1)

Invesco V.I. American Franchise Fund Series II(1)

Alger Capital Appreciation Portfolio Class S(1)

AB VPS Global Thematic Growth Portfolio Class B(1)

American Century VP Capital Appreciation Fund Class I(1)

Davis Financial Portfolio(1)

Davis Real Estate Portfolio(1)

Davis Value Portfolio(1)

Fidelity VIP Balanced Portfolio Service Class 2(1)

Fidelity VIP Contrafund® Portfolio Service Class 2(1)

Fidelity VIP Growth Portfolio Service Class 2(1)

Fidelity VIP Investment Grade Bond Portfolio Service Class 2(1)

Fidelity VIP Government Money Market Portfolio Service Class 2(1)

Templeton Growth VIP Fund Class 2(1)

Franklin Rising Dividends VIP Fund Class 2(1)

Janus Henderson Forty Portfolio Service Shares(1)

Janus Henderson Enterprise Portfolio Service Shares(1)

MFS® VIT II Income Portfolio Series Service Class(1)

MFS® Total Return Series Service Class(1)

Guardian Integrated Research VIP Fund(2)

Guardian Large Cap Disciplined Growth VIP Fund(2)

Guardian U.S. Government Securities VIP Fund(2)

Guardian Total Return Bond VIP Fund(2)

Guardian All Cap Core VIP Fund(2)

Guardian Select Mid Cap Core VIP Fund(2)

Guardian Small Mid Cap Core VIP Fund(2)

Guardian Strategic Large Cap Core VIP Fund(2)

Invesco V.I. Government Securities Fund Series II(3)

AB VPS Growth and Income Portfolio Class B(3)

AB VPS Large Cap Growth Portfolio Class B(3)

Fidelity VIP Equity-Income Portfolio Service Class 2(3)

Fidelity VIP Mid Cap Portfolio Service Class 2(3)

Invesco V.I. Main Street Mid Cap Fund (formerly Invesco V.I. Mid Cap Core Equity Fund Series II)(1)

Invesco V.I. Core Equity Fund Series II(1)

Invesco V.I. American Value Fund Series II (formerly Invesco V.I. Value Opportunities Fund Series II)(1)

Invesco V.I. Growth and Income Fund Series II(1)

Alger Capital Appreciation Portfolio Class I-2(1)

Janus Henderson Global Research Portfolio Service Shares(1)

MFS® Total Return Bond Series Service Class(1)

MFS® Core Equity Portfolio Service Class(1)

MFS® Investors Trust Series Service Class(1)

MFS® New Discovery Series Service Class(1)

Franklin Small Cap Value VIP Fund Class 2(3)

Janus Henderson Flexible Bond Portfolio Service Shares(3)

MFS® Growth Series Service Class(3)

PSF PGIM Jennison Growth Portfolio II (formerly Jennison Portfolio Class II)(3)

(1)	Statement of operations for the year ended December 31, 2021 and statement of changes in net assets for the years ended December 31, 2021 and 2020.
(2)	Statement of operations and statement of changes in net assets for the period October 22, 2021 (commencement of operations) through December 31, 2021.
(3)	Statement of changes in net assets for the period January 1, 2020 to October 22, 2021 (date of liquidation)

B-42

Basis for Opinions

These financial statements are the responsibility of The Guardian Insurance & Annuity Company, Inc.’s management. Our responsibility is to express an opinion on the financial statements of each of the investment options of The Guardian Separate Account F based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the investment options of The Guardian Separate Account F in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 19, 2022

We have served as the auditor of one or more of the investment options of The Guardian Separate Account F since 2000.

B-43

The Guardian Insurance &

Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Statutory Basis Financial Statements, Supplemental

Schedules and Report of Independent Auditors

December 31, 2021 and 2020

The Guardian Insurance & Annuity Company, Inc.

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Statutory Basis Balance Sheets

(In Millions)

	As of December 31,
	2021	2020
Admitted assets
Bonds	$3,299	$3,550
Mortgage loans	595	590
Policy loans	79	77
Other invested assets	244	156
Cash, cash equivalents and short-term investments	139	25
Receivable for securities	7	2

Total invested assets	4,363	4,400

Due and accrued investment income	35	35
Net deferred tax asset	72	69
Income tax receivable	18	7
Other assets	17	15
Due from parent and affiliates	7	—
Separate accounts assets	9,696	9,711

Total admitted assets	$14,208	$14,237

Liabilities
Reserves for policy benefits, deposit-type contracts and other contract liabilities	$3,961	$4,037
Asset valuation reserve	71	55
Due to parent and affiliates	—	6
Payable for securities	1	—
Other liabilities	31	29
Transfers from separate account due or accrued	(98)	(125)
Separate accounts liabilities	9,693	9,708

Total liabilities	13,659	13,710
Capital and surplus
Common stock	2	2
Additional paid-in capital and contributed surplus	802	782
Unassigned deficit	(255)	(257)

Total capital and surplus	549	527
Total liabilities, capital and surplus	$14,208	$14,237

See notes to statutory basis financial statements.

B-2

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Statutory Basis Statements of Operations

(In Millions)

	For the Years Ended December 31,
	2021	2020
Revenues
Premiums and annuity considerations
Direct	$460	$232
Ceded	(308)	(98)

Net premiums and annuity considerations	152	134
Reserve adjustments on reinsurance ceded	47	26
Net investment income	174	162
Service fees	277	262
Commissions and expense allowances on reinsuranceceded and other income	(38)	(26)

Total revenues	612	558

Benefits and expenses
Policyholder benefits	1,393	977
Net transfers from separate accounts	(1,148)	(711)
General insurance expenses	31	32
Commissions and other expenses	96	75

Total benefits and expenses	372	373

Income from operations before federal income taxes andrealized capital losses from investments	240	185
Federal income tax benefit (expense)	2	(10)

Income from operations, net of federalincome taxes and before net realized capital losses	242	175
Net realized capital losses, net of tax and transfers to IMR	(325)	(275)

Net loss	$(83)	$(100)

See notes to statutory basis financial statements.

B-3

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Statutory Basis Statements of Changes in Capital and Surplus

(In Millions)

	For theYears Ended December 31,
	2021	2020
Beginning of year balance	$527	$516
Adjustments to surplus
Net loss	(83)	(100)
Change in net unrealized capital gains, net of tax	66	2
Change in non-admitted assets	(1)	(17)
Change in net deferred taxes	22	36
Change in asset valuation reserve	(16)	(10)
Additional paid-in capital and contributed surplus	20	100
Change in reserve valuation basis	14	—

Net adjustments to surplus	22	11

End of year balance	$549	$527

See notes to statutory basis financial statements.

B-4

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Statutory Basis Statements of Cash Flows

(In Millions)

	For the Years Ended December 31,
	2021	2020
Cash flows from operating activities
Net premiwns and annuity considerations	$156	$110
Investment income received	178	167
Service fees and other income received	235	235
Benefits and loss related payments	(1,431)	(931)
Net transfers from separate accmmts	1,176	706
Commissions, expenses and taxes paid	(114)	(93)
Federal income taxes paid	(12)	(14)
Other	—	25

Net cash provided by operating activities	188	205

Cash flows from investing activities
Proceeds from investments sold or matured:
Bonds	505	431
Stocks	5	—
Derivatives, brokers and miscellaneous applications	10	119
Mortgage loans	40	20
Other invested assets	10	3

Proceeds from investments sold or matured	570	573

Cost of investments acquired:
Bonds	255	569
Stocks	5	—
Mortgage loans	45	29
Other invested assets	45	32
Derivatives, brokers and miscellaneous applications	305	410

Cost of investments acquired	655	1,040

Net increase/(decrease) in policy loans, net of repayments	2	(1)

Net cash used in investing activities	(87)	(466)

Cash flows from financing and miscellaneous activities
Capital and paid in swplus	20	100
Net deposits on deposit-type contracts and other insurance liabilities	(7)	(5)

Net cash provided by financing and miscellaneous activities	13	95

Net increase (decrease) in cash, cash equivalents and short-term investments	114	(166)
Cash, cash equivalents and short-term investments, beginning of year	25	191

Cash, cash equivalents and short-term investments, end of year	$139	$25

Non-cash Transactions
MODCO Reinsurance- operating activities	$(14)	$(14)
Exchange or Conversion of bonds	27	78

Total Non-cash Transactions	13	64

See notes to statutory basis financial statements.

B-5

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 1—ORGANIZATION

The Guardian Insurance & Annuity Company, Inc. (“GIAC” or the “Company”) is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“The Guardian”). The Company, domiciled in the state of Delaware, is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company’s primary business is the sale of variable deferred annuity contracts, fixed deferred and immediate annuity contracts, variable life and term life insurance policies. For variable products, contracts are sold by insurance agents who are licensed by GIAC and are either registered representatives of Park Avenue Securities LLC (“PAS”), a wholly owned subsidiary of The Guardian, or other broker-dealer firms that have entered into sales agreements with GIAC. The Company’s general agency distribution system is also used for the sale of other Guardian products.

The Guardian ultimately controls the following insurance entities:

•	Berkshire Life Insurance Company

•	Park Avenue Life Insurance Company

•	Family Service Life Insurance Company

•	Sentinel American Life Insurance Company

•	First Commonwealth Ltd. Health Services Corp.

•	First Commonwealth of Missouri

•	Commonwealth Insurance Company

•	First Commonwealth Limited Health Services Corp. of Michigan

•	Avesis Insurance Incorporated

•	Access Dental Plan of Nevada, Inc

•	Access Dental Plan of Utah, Inc

•	Premier Access Insurance Company

•	Managed DentalGuard, Inc, NJ

•	Managed DentalGuard, Inc, TX

Insurance Separate Accounts:

The Company has fourteen insurance separate accounts to support certain variable and group annuity and life insurance products that it sells. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contractholders.

The assets and liabilities of the separate accounts are clearly identified and distinct from the other assets and liabilities of the Company. The assets of the separate accounts will not be charged with any liabilities arising out of any other business of the Company. However, the obligations of the separate accounts, including the promise to make annuity and death benefit payments, remain obligations of the Company. Assets of the separate accounts are stated primarily at the fair value of the underlying investments and corresponding contractholders obligations (See Note 9).

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation:

The accompanying statutory basis financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Delaware Department of Insurance (the “Department”), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). Insurance companies domiciled in Delaware are required to prepare statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual (“NAIC SAP”), subject to certain deviations prescribed or permitted by the Department. There are no deviations between the

B-6

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

NAIC and the Department as of December 31, 2021 and 2020. The NAIC promulgates the NAIC SAP, which include accounting guidelines referred to as Statements of Statutory Accounting Principles (“SSAPs”).

Financial statements prepared in accordance with GAAP vary from financial statements prepared on a statutory basis (“STAT”) primarily because on a statutory basis: 1) costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred; 2) life insurance and annuity reserves follow statutory reserving requirements, including the use of statutory mortality and interest requirements, without consideration of withdrawals and company experience; 3) life insurance enterprises are required to establish a formula-based asset valuation reserve (“AVR”) by a direct charge to surplus to offset potential investment losses; 4) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold; 5) bonds are carried principally at amortized cost; 6) certain reinsurance transactions are accounted for as reinsurance for statutory purposes and as either financing transactions or a derivative under GAAP, and assets and liabilities are reported net of reinsurance for statutory purposes and gross of reinsurance for GAAP; 7) certain “non-admitted assets” (uncollected premiums and advances to agent balances) must be excluded under statutory reporting through a charge to surplus; 8) annuity and certain insurance premiums are recognized as premium income; 9) if in the aggregate, the Company has a net negative cash balance, it is reported as a negative asset for statutory purposes and recorded as a liability under GAAP and 10) changes in deferred tax assets and liabilities, except those allocated to changes in unrealized gains and losses, are recognized as a separate component of surplus; deferred tax assets not meeting certain criteria are non-admitted. The effect on the financial statements of the Company from the differences between GAAP and STAT are material to the Company and are disclosed in Note 13.

Use of Estimates:

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. As a provider of life insurance and annuity products, GIAC’s operating results in any given period depend on estimates of policy reserves required to provide for future policyholder benefits. The development of policy reserves for insurance and investment contracts requires management to make estimates and assumptions regarding mortality, lapse, expense and investment experience. Such estimates are primarily based on historical experience and, in many cases, state insurance laws that require specific mortality, morbidity, and investment assumptions to be used by the Company and may preclude the use of lapse and expense assumptions. Actual future results could differ from these estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related reserve estimates. The Company regularly invests in mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing could differ from original estimates resulting in adjustments to asset values and amortization or accretion recorded in future periods.

Admitted Assets:

Assets are stated at “admitted asset” values, which are values required by or permitted to be reported to the Department in accordance with its rules and regulations. Certain assets designated as “non-admitted assets” (approximately $37 million and $36 million at December 31, 2021 and 2020, respectively), consisting principally of deferred tax assets, uncollected premiums and advances to agents are charged directly to unassigned surplus.

Investments:

See Note 3 and Note 4 regarding the accounting policy, reported statement value and estimated fair value of the Company’s investment in bonds, mortgage loans and derivatives.

B-7

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Policy Loans:

Policy loans are stated at unpaid principal balance, have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

Other Invested Assets

Other invested assets consist primarily of joint ventures, limited liability companies (LLCs) and other forms of partnerships. These investments are valued at the Company’s share of equity in the partnerships’ LLC or joint ventures’ net assets. All distributions are recorded as income or return of capital based on information received from the partnerships. The change in equity is recorded as unrealized gains (losses) on the Company’s books and is recorded directly to surplus. Other invested assets also include investments in surplus notes which are carried at amortized cost.

Cash, Cash Equivalents and Short-Term Investments:

Cash includes cash on deposit with banks. Cash equivalents are stated at amortized cost and consist of investments having maturities of three months or less at time of purchase. Certain short-term investments are stated at amortized cost and consist primarily of investments having maturities greater than three months from date of purchase, but less than one year to maturity. Fair values for such investments approximate carrying value because of the relatively short period of time between their origination and expected maturity and collectability.

The Company had no restricted cash and no restricted cash equivalents as of December 31, 2021 and 2020.

Other Assets:

Other assets consist primarily of receivables for service fees and mutual fund receivable.

Assessments:

Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in each state. The Company’s policy is to accrue assessments when the entity for which the insolvency relates has met its state of domicile’s statutory definition of insolvency, the amount of the loss is reasonably estimable and the related premium upon which the assessment is based is written. In most states, the definition is met with a declaration of financial insolvency by a court of competent jurisdiction. In certain states there must also be a final order of liquidation. As of December 31, 2021 and 2020, respectively, the Company had no liability for its estimated assessments. Some states permit members insurers to recover assessments through full or partial premium tax offsets. There were no related premium tax offsets as of December 31, 2021 and 2020, respectively.

Contract and Policy Reserves:

The estimated fair value of contract holder account balances for investment type contracts has been determined to be equivalent to carrying value as the current offering and renewal rates are set in response to current market conditions.

B-8

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The following table highlights the credited rates applicable to the Company’s liabilities:

Product	Credited Fixed Interest Rates
Individual Annuities, Fixed Rate Option	1.00% to 3.50%
Single Premium Deferred Annuity	1.00% to 3.00%
Dollar Cost Averaging	1.00% to 3.00%
Variable Life	1.50% to 4.10%
Group Universal Life	4.00% to 4.60%
Immediate Annuitizations Without Life Contingency, Fixed	1.50% to 5.00%

Product	Valuation Rates
Single Premium Immediate Annuities and Immediate Annuitizations With Life Contingency, Fixed	1.00% to 6.00%
Deferred Income Annuity, Fixed	1.50% to 4.50%

Guaranteed Minimum Benefits:

The Company issues variable annuity contracts with guaranteed death benefits that guarantee either:

a)	Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).
b)	Ratchet including the optional Step-Up Death Benefit: the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).
c)	Combination Rollup/Ratchet: the benefit is the greatest of the current account value, premiums paid increased with 3.00% simple interest each year (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

The Company issued the following guaranteed living benefits until February 2017:

GMWB

The GMWB contracts guarantee an annual withdrawal benefit up to a Guaranteed Withdrawal Amount (“GWA”) until the Guaranteed Withdrawal Benefit (“GWB”) is depleted, even if the Accumulation Value is reduced to zero through a combination of market declines and withdrawals. The GWB is either an account value based-ratchet (quarterly or annual) or a combination of an account value based-ratchet (quarterly or annual) and a roll-up at a specified interest rate.

Certain designs allow the withdrawals to continue for the lifetime of the policyholder even after the GWB is depleted.

GMIB

The Guaranteed Minimum Income Benefit (“GMIB”) contracts provide a guaranteed base that increases by the greater of an annual effective growth rate of 5.00% or the contract anniversary account value. The 5.00% growth rate has a cap of 2.5 times the net premium payments received less adjusted partial withdrawals. This base can only be accessed in duration ten or later in the form of a payout annuity.

Valuation Manual, Section 21 (VM-21) of the NAIC Valuation Manual specifies the requirements for principle- based reserves (PBR) for variable annuity contracts. Effective January 1, 2020, VM-21 contains revisions to the previous framework, Actuarial Guideline XLIII. VM-21 provides guidance on how to calculate reserves for Variable Annuities with both Living and Death Benefit Guarantees. The minimum reserves for all contracts is equal to the Stochastic Reserve plus an Additional Standard Projection Amount. The Stochastic Reserve is calculated using a principle based approach and company prudent estimate assumptions (except for prescribed asset defaults and spreads). It is calculated

B-9

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

as the average of the greatest present value of accumulated deficiencies in the worst 30% of scenarios. The interest and equity scenarios are based on an NAIC prescribed scenario generator. The Stochastic Reserve is determined in aggregate for all contracts. The Additional Standard Projection Amount is meant as a guardrail to capture outliers via prescribed assumptions. This method re-estimates reserves in the stochastic framework using prescribed assumptions.

Key assumptions used in valuing the liability include full withdrawals, partial withdrawals, mortality, investment management fees and revenue sharing, expenses, fund allocations, and other policyholder behavior. Key assumptions needed in valuing the assets include reinvestment asset mix, reinvestment credit spreads, default rates, interest rates. At December 31, 2021, the Stochastic Reserve was the final reserve and there was no Additional Standard Projection Amount required.

The Company elected the 36-month phase in period for the change in reserves that occurred on January 1, 2020, from adoption of VM-21. During 2020, the Company recognized a decrease in reserve of $14 million which was included in “Reserves for policy benefits, deposit-type contracts and other contract liabilities” in the Statutory Basis Balance Sheets. In 2021, the Company recognized a decrease in reserve of $14 million which was included in “Change in reserve valuation basis” in the Statutory Basis Statements of Changes in Capital and Surplus. The remaining decrease in reserve of $14 million will be recognized in 2022.

Reserves for Life Contracts and Deposit-Type Contracts:

The Company waives deductions for deferred fractional premiums upon death of insured and returns a portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

The Company currently issues variable life policies on lives classified as substandard. For scheduled policies issued with a flat extra premium, one half of such extra premium is held in addition to the standard mean reserve for the plan. Scheduled policies and riders issued on a substandard basis in percentage mortality classes are valued with factors based on the appropriate corresponding percentage mortality tables and stipulated interest rates and method.

As of December 31, 2021 and 2020, the Company had $418 million and $426 million, respectively, of insurance in force for which the gross premiums are less than the net premiums, according to the standard valuation set by the State of Delaware. The reserves to cover the above insurance equal $25 million and $25 million as of December 31, 2021 and 2020, respectively, which are included in “Reserves for policy benefits, deposit-type contracts and other contract liabilities,” in the Statutory Basis Balance Sheets. The Company does not utilize anticipated investment income as a factor in the calculation of these reserves. Instead, it utilizes a statutory premium deficiency reserve formula and interest rate assumption prescribed by Delaware insurance regulations.

The Tabular Interest, Tabular less Actual Reserve Released and Tabular Cost have been determined from the basic data for the calculation of policy reserves.

For the determination of Tabular Interest on funds not involving life for each valuation rate of interest, the Tabular Interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

Both the annual premium variable life product and the variable whole life with modified scheduled premiums product were available in substandard classes. These products are not currently available for sale.

For both products, the Company charges an additional gross premium that is payable for the later of 20 years or to age 65. These additional premiums do not affect policy values.

For the annual premium variable life product, the Company holds two additional reserves:

1.	A reserve for the basic coverage. This reserve considers the extra mortality and the premium payment period of the additional premium.

B-10

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2.	A reserve for the variable insurance account, which is essentially a paid-up life reserve.

For the variable whole life with modified scheduled premium product, the Company holds the reserve for the basic coverage. Actuarial Guideline XXXVII provides guidance on how to determine statutory reserve liabilities for GMDBs offered with variable life insurance products. This guideline codifies the basic interpretation of reserve liabilities for variable life GMDBs by clarifying the projection assumptions and methodologies that comply with the Standard Valuation Law. The guideline requires the reserve to be calculated using two approaches—a One-Year Term reserve recognizing a one third drop in separate account assets and the Attained Age Level Reserve (AALR). In calculating the reserves, the projection of policy values use valuation mortality for cost of insurance and the account values (general and separate) are projected at the valuation interest rate. The AALR method develops funding for the excess benefits (GMDB over benefits where there is no guarantee) by accumulating “payments” made each year that would fund the future shortfalls. Calculations for the “payments” are done on an attained age basis each year and take into account changes to the future requirements at the time of valuation and the accumulated balance (net of interest credited and mortality charges).

For the universal life with secondary guarantee products, the Company holds a UL CRVM reserve for the basic coverage and a liability for the secondary guarantees in accordance with Actuarial Guideline XXXVIII. The valuation mortality used is the Company experience as allowed in the Model and the interest is the maximum valuation interest rate.

For the term life and Variable Universal Life (“VUL”) with secondary guarantees policies issued from January 1, 2020, the Company holds a reserve for the basic coverage in accordance with VM-20 of the NAIC valuation manual. VM-20 requires the reserve to be the greater of Net Premium Reserve (NPR), Deterministic Reserve (DR) and the Stochastic Reserve (SR). NPR is a formulaic reserve based on assumptions set by NAIC. The DR is calculated using a principle based approach and company prudent estimate assumptions. Since the Company passes the Stochastic Exclusion Test (SET), the SR is not computed. As of December 31,2021 and 2020, the VM-20 reserves are $32 million and $5 million respectively.

Deposit-type contracts also include payout annuity without life contingencies with reserves gross of reinsurance of $160 million and $135 million as of December 31, 2021 and 2020, respectively. These payout annuities include term certain annuitizations of deferred annuities, stand-alone single premium immediate and deferred income annuities with no life contingent payments.

Investment Reserves:

In compliance with statutory requirements, the Company maintains the AVR and the IMR. The AVR is intended to stabilize policyholders’ surplus against market fluctuations in the value of equities and credit- related declines in the value of bonds and mortgage loans. Changes in the AVR are recorded directly to surplus. The IMR defers net after-tax realized capital gains (losses) which result from changes in the overall level of interest rates for fixed income investments and amortizes these net capital gains (losses) into income over the remaining stated life of the investments sold. The Company uses the group method of calculating the IMR. Any negative IMR amounts are treated as a non- admitted asset.

Other Liabilities:

Other liabilities consist primarily of remittances, contingent tax liabilities, reinsurance payables, commissions payable, deferred and uncollected premiums ceded and accrued expenses.

Transfers from separate account due or accrued:

Transfers from separate account due or accrued are primarily separate account expense allowances (“VACARVM”- Variable Annuity Commissioners’ Annuity Reserve Method) of $43 million and $69 million and fees receivables of $55 million and $56 million as of December 31, 2021 and 2020, respectively.

B-11

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Premiums and Other Revenues:

Premiums and annuity considerations are recognized for funds received primarily on variable deferred annuity contracts, fixed deferred and immediate annuity contracts, and variable life insurance products. Corresponding transfers to or from separate accounts are a component of “Net transfers from separate accounts” in the Statutory Basis Statements of Operations.

Revenues also include service fees that are comprised of annual contract fees, charges for mortality and expenses based on separate account assets under management and administrative service fees received from the mutual funds that are investment options in the product separate accounts.

Federal Income Taxes:

The provision for federal income taxes is based on income from operations currently taxable. Realized gains and losses are reported net of the applicable federal income taxes. Deferred federal income tax assets are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with increases or decreases reflected as adjustments to surplus (See Note 6).

The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

Reinsurance:

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies (See Note 7).

Net Investment Income and Capital Losses:

Net investment income includes interest and dividends received or accrued on investments. It also includes amortization of any purchase premium or accretion of any discount using the interest method, adjusted retrospectively or prospectively for any change in estimated yield to maturity. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made. Net investment income is reduced by investment management expenses.

Realized investment gains and losses are reported in income based upon specific identification of securities sold. Realized losses include valuation adjustments for other-than-temporary declines in investments. Unrealized investment gains and losses on financial instruments carried at fair value represent changes in the reported fair value and are recorded directly to surplus.

NOTE 3—INVESTMENTS

Bonds:

Investments are valued in accordance with methods prescribed by the Securities Valuation Office of the NAIC (“SVO”). The Company obtains the fair value of financial instruments held in its portfolio that are either carried at fair value on the face of the financial statements or disclosed in the notes to the financial statements at fair value, from a number of sources. These sources include published market quotes for active market exchange traded instruments, third party pricing vendors, investment banks that are lead market makers in certain markets, broker quotes and the use of internal valuation models that use market observable inputs when available and Company- derived inputs when external inputs are not available or deemed to be inaccurate. Unrealized gains and losses on investments carried at fair value are recorded directly in unassigned surplus. The investment portfolio is reviewed for investments that may have experienced a decline

B-12

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 3—INVESTMENTS (CONTINUED)

in value considered to be other-than-temporary. The Company considers several factors in determining if an other-than-temporary decline exists: duration and extent to which the fair value of the security has been less than cost; financial condition of the issuer; the near-term prospects for recovery of the fair value of a security; discounted estimated future cash flows; and the intent and ability of the Company to hold the security to allow for an anticipated recovery in value. Impairments that are considered other-than-temporary are included in net realized capital gains (losses).

There were no securities with a 5GI NAIC designation as of December 31, 2021 and 2020. Valuation methods for the various types of investments held are as follows:

Bonds are stated principally at amortized cost with bond premiums and discounts amortized using the scientific interest method. Those bonds that are rated 6 by the NAIC are reported at the lower of amortized cost or fair value. Mortgage-backed bonds are carried at amortized cost using the interest method considering anticipated prepayments at the date of purchase. Significant changes in future anticipated cash flows from the original purchase assumptions are accounted for using the retrospective and prospective adjustment method utilizing the Public Securities Association standard prepayment rates. There were twenty-three securities that were sold, redeemed or disposed as a result of a call or tender offer with an aggregate amount of $4 million in investment income from prepayment penalties and acceleration fees as of December 31, 2021. There were nineteen securities that were sold, redeemed or disposed as a result of a call or tender offer with an aggregate amount of $3 million in investment income from prepayment penalties and acceleration fees as of December 31, 2020.

Prepayment assumptions for single class and multi-class mortgage-backed/asset-backed securities were obtained from issuers or broker- dealers through information services or internal estimates and are consistent with current interest rates and the economic environment. There were nine securities that were sold, redeemed or disposed as a result of a call or tender offer with investment income of $4 million from prepayment penalties and acceleration fees as of December 31, 2021. There were no securities that were sold, redeemed or disposed as a result of a call or tender offer with investment income from prepayment penalties and acceleration fees as of December 31, 2020.

The Company changes from the retrospective method to the prospective method when an other than temporary impairment has been recorded on a structured loan-backed security.

The amortized cost basis and estimated fair value of bonds at December 31, 2021 and 2020 were as follows:

	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
December 31, 2021		Gains	(Losses)
		(In millions)
U.S. Government	$109	$—	$—	$109
States, Territories and Possessions	1	—	—	1
U.S. Special Revenue	4	1	—	5
Industrial and Miscellaneous	3,180	388	(7)	3,561
Hybrid	5	1	—	6

Total Bonds	$3,299	$390	$(7)	$3,682

	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
December 31, 2020		Gains	(Losses)
		(In millions)
U.S. Government	$258	$1	$—	$259
States, Territories and Possessions	1	—	—	1
U.S. Special Revenue	4	2	—	6
Industrial and Miscellaneous	3,285	544	(3)	3,826
Hybrid	2	1	—	3

Total Bonds	$3,550	$548	$(3)	$4,095

B-13

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 3—INVESTMENTS (CONTINUED)

The Company invests in high quality securities that are diversified by asset class, issuer and industry. At December 31, 2021, approximately 3.32% of the portfolio was invested in securities issued or backed by the United States Government or its agencies. No other single issuer accounts for more than 1.01% of the portfolio at December 31, 2021.

The amortized cost and estimated fair value of bonds at December 31, by contractual maturity is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations.

	2021
	Amortized Cost	Fair Value
	(In millions)
Due in one year or less	$144	$145
Due after one year through five years	822	848
Due after five years through ten years	410	436
Due after ten years	1,710	2,027
Sinking fund bonds, mortgage-backed securities and asset-backed securities	213	226

Total	$3,299	$3,682

The net change in unrealized capital gains (losses) included in surplus for the years ended December 31, 2021 and 2020 are summarized as follows:

	2021	2020
	(In millions)
Changes in net unrealized capital gains attributable to:
Derivatives	$30	$(9)
Private equity	54	11
Tax effect on unrealized capital losses gains	(18)	—

Total change in net unrealized capital gains, net of tax	$66	$2

Proceeds from sales of bonds amounted to $283 million and $317 million for the years ended December 31, 2021 and 2020, respectively. Gross gains of $6 million and $18 million and gross losses of $1 million and $21 million were realized on sales of bonds for the years ended December 31, 2021 and 2020, respectively. These amounts are pre-tax and pre-IMR. Bond maturities and all other cash dispositions including sales amounted to $505 million and $431 million for the years ended December 31, 2021 and 2020, respectively.

There were no bond modifications treated as troubled debt restructuring during 2021. During 2020, the Company had one private placement bond modification that was recorded as troubled debt restructuring. The Company recorded a $0.8 million realized loss. The carrying value of the bond was $2 million on December 31, 2020.

B-14

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 3—INVESTMENTS (CONTINUED)

Unrealized losses:

The Company’s investments’ gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, were as follows:

December 31, 2021	Less Than 12 Months		More Than 12 Months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
U.S. Government	$107	$—	$—	$—	$107	$—
Industrial and Miscellaneous	196	(4)	37	(3)	233	(7)

Total Bonds	303	(4)	37	(3)	340	(7)

Total Temporarily Impaired Securities	$303	$(4)	$37	$(3)	$340	$(7)

December 31, 2020	Less Than 12 Months		More Than 12 Months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
U.S. Government	$87	$—	$—	$—	$87	$—
Industrial and Miscellaneous	77	(2)	7	(1)	84	(3)

Total Bonds	164	(2)	7	(1)	171	(3)

Total Temporarily Impaired Securities	$164	$(2)	$7	$(1)	$171	$(3)

The Company’s investment portfolio includes individual securities that are in an unrealized loss position and have not been recognized as other-than-temporary impairments. There were thirty securities in an unrealized loss position for greater than 12 months with a book value of $40 million and a fair value of $37 million as of December 31, 2021. There were five securities in an unrealized loss position for greater than 12 months with a book value of $8 million and a fair value of $7 million as of December 31, 2020.

In reaching the conclusion that these impairments are not other-than-temporary, management considered many factors including duration and severity of impairment, discounted cash flows, investment sector stability, and credit-worthiness, financial condition of issuer and intent and ability to hold to allow for recovery in value.

Mortgage Loans

Mortgage loans are valued at amortized cost. Valuation reserves are established for potential declines in the value of mortgage loans. As of December 31, 2021 and December 31, 2020, there were no valuation reserves established for any of the Company’s mortgage loans. There were no other-than-temporary impairments on mortgage loans at December 31, 2021 or 2020.

The Company’s $595 million and $590 million investments in mortgage loans on real estate on December 31, 2021 and December 31, 2020, respectively, consists of loans collateralized by commercial real estate properties. Of these amounts, $593 million and $584 million were mortgage loans in which the Company was a participant at December 31, 2021 and December 31, 2020, respectively. The Company was not a co-lender in any mortgage loans at December 31, 2021 or December 31, 2020.

The largest concentrations of commercial real estate mortgage loans were for properties located in California and Texas ($141 million or 23.6% and $93 million or 15.7%) at December 31, 2021. The largest concentrations of commercial real estate mortgage loans were for properties located in California and Texas ($143 million or 24.2% and $89 million or

B-15

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 3—INVESTMENTS (CONTINUED)

15.1%) at December 31, 2020. The Company estimated the fair value of mortgage loans on real estate to be $618 million and $625 million at December 31, 2021 and December 31, 2020, respectively and are classified as Level 3 as discussed in Note 4. Fair value was determined based upon the present value of the scheduled future cash flows of each loan based on the average term to maturity discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage. Mortgage quality is determined by the loan’s loan to value ratio, debt service coverage ratio, location and property type. The minimum and maximum ranges of lending rates on new mortgage loans were between 3.30% and 3.70% originated during 2021. The maximum percentage of any single mortgage loan to the value of the security originated in 2021 was 68.17%.

Management monitors its mortgage loan portfolio on an ongoing basis for events or circumstances that could indicate that it will not receive all of its contractually due principal and interest payments in accordance with the loan agreements. In May and November of each year, the entire portfolio is screened based on debt service coverage, loan to value ratio, delinquency over 90 days and if there are indications that balloon payments due at maturity will not be made to determine if any other than temporary impairments might need to be recorded.

Interest received on impaired loans that were previously modified in a troubled debt restructuring is either applied against the principal or reported as revenue according to management’s judgment as to the collectability of principal. There were no mortgage loans with principal or interest payments that were past due for more than 30 days past on December 31, 2021 and 2020, respectively.

There were no restructured mortgage loans as of December 31, 2021 or December 31, 2020.

There were no taxes, assessments, or any amounts advanced not included in the mortgage loan total as of both December 31, 2021 and 2020.

The following table set forth the credit quality indicators as of December 31, 2021 and December 31, 2020, based upon the recorded investment gross of allowance for credit losses.

Mortgage Loans: (In millions)	Debt Service Coverage Ratio—December 31, 2021
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
Loan-to-Value Ratio
0% - 49.99%	$116	$15	$9	$7	$—	$—	$147
50% - 59.99%	186	5	37	8	—	—	236
60% - 69.99%	127	24	14	33	14	—	212
70% - 79.99%	—	—	—	—	—	—	—
80% - 89.99%	—	—	—	—	—	—	—
90% - 100%	—	—	—	—	—	—	—
Greater than 100%	—	—	—	—	—	—	—

Total	$429	$44	$60	$48	$14	$—	$595

B-16

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 3—INVESTMENTS (CONTINUED)

Mortgage Loans: (In millions)	Debt Service Coverage Ratio—December 31, 2020
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X1.	2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
Loan-to-Value Ratio
0%-49.99%	$150	$12	$4	$5	$—	$—	$171
50%-59.99%	183	18	40	10	—	—	251
60%-69.99%	100	15	25	28	—	—	168
70%-79.99%	—	—	—	—	—	—	—
80%-89.99%	—	—	—	—	—	—	—
90%-100%	—	—	—	—	—	—	—
Greater than 100%	—	—	—	—	—	—	—

Total	$433	$45	$69	$43	$—	$—	$590

Net Investment Income:

Net investment income, including accrual of discount and amortization of premiums, arose from the following sources for the years ended December 31:

	2021	2020
	(In millions)
Bonds	$129	$133
Mortgage loans	26	23
Policy loans	5	5
Other (mainly private equities)	22	8

Total gross investment income	182	169
Less: investment expenses	(8)	(7)

Net investment income	$174	$162

Net Realized Capital Losses from Investments:

Net realized losses from investments were derived from the following sources for the years ended December 31:

	2021	2020
	(In millions)
Bonds	$3	$(3)
Derivatives and other	(322)	(273)

Total net realized capital losses	(319)	(276)
Transfer from (to) IMR	(4)	1
Capital gain federal income tax expense	(2)	—

Net realized capital losses, net of tax andtransfers to IMR	$(325)	$(275)

The net realized capital loss amount above includes other-than-temporary impairment loss of $2 million and $1 million for the years ended December 31, 2021 and December 31, 2020, respectively. The impairment for 2021 and

2020 relates to one private placement security in the bond portfolio.

Derivative Financial Instruments:

The Company enters into derivative transactions in order to mitigate (“hedge”) certain risks pertaining to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates and market volatility.

B-17

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 3—INVESTMENTS (CONTINUED)

Derivatives are either exchange traded or contracted over-the-counter. The majority of the Company’s over-the- counter derivatives are bilateral contracts between the Company and a single counterparty. The Company’s remaining over-the-counter derivatives are cleared and settled through central clearing counterparties.

Derivatives that are designated as hedges for accounting purposes and meet the qualifications for hedge accounting are reported on a basis consistent with the asset or liability being hedged (i.e. at amortized cost). Derivatives that are used to mitigate risk but are not designated as hedges for accounting purposes or do not meet the qualifications for hedge accounting treatment are reported at fair value.

To qualify for hedge accounting the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, the derivative used in the hedge, the asset or liability being hedged, and the methodology for assessing hedge effectiveness. The hedge must also be “highly effective” with an assessment of its effectiveness performed both at inception and on an ongoing basis over the life of the hedge.

Derivative transactions expose the Company to the risk that the counterparty may not be able to fulfill its obligations under the terms set forth in the contract. The Company manages this counterparty risk by entering into transactions with counterparties that maintain a minimum credit rating, by performing ongoing review of a counterparties’ credit standing, by adhering to established limits for credit exposure to any single counterparty and is requiring collateral posting subject to thresholds and minimum transfer amounts in accordance with counterparty agreements to support credit risk associated with counterparty exposures which further reduces the Company’s exposure to default by the counterparty. The Company’s off-balance sheet risk for the derivative instruments as of December 31, 2021 and 2020 were $74 million and $119 million, respectively. The Company is required to establish a margin account for all of its futures contracts. Any contract gains or losses due to the change in the value of futures are settled in cash on a daily basis. The Company does not offset the statement values for derivatives executed with the same counterparty, even if a master netting arrangement is in place. The Company also does not offset the right to claim collateral against the obligation to return such collateral.

The Company has no embedded credit derivatives that expose it to the possibility of being required to make future payments. The Company also does not have any derivatives contracts with financing premiums.

Hedging—Not Designated As Hedging Instruments:

The Company enters into other derivative transactions that mitigate economic risks but are not designated as a hedge for accounting purposes or do not qualify for hedge accounting treatment. These derivative instruments are reported at fair value in the balance sheet as either other invested assets or other liabilities. Changes in the fair value of these instruments are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recorded.

Treasury futures are used to mitigate interest rate risk pertaining to guaranteed minimum benefit liabilities. Treasury futures obligate the Company to take or receive delivery of certain Treasury Bonds at a specified price at a future date.

Equity index futures are used to minimize the volatility associated with guaranteed minimum benefit liabilities. Equity index futures obligate the Company to pay or receive from a counterparty a cash amount based on a specified equity market index at a predefine price as of a future date applied to the notional amount of the contracts.

All of the futures contracts that the Company has entered into are exchange traded. Margin payments are required for futures contract and contract gains or losses are settled daily in cash, therefore the futures contracts are carried at zero value on the Company’s balance sheets. The contract amount of futures contracts represents the extent of the Company’s involvement, but not future cash requirements, as open positions are typically closed out prior to the delivery date of the contract.

B-18

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 3- INVESTMENTS (CONTINUED)

The effects of the Company’s use of derivative instruments on the Balance Sheets and Statements of Operations:

December 31, 2021
	Notional Amount	Statement Value Assets	Liabilities	Change in Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
				(in millions)
Derivatives not designated as hedging instruments:
Treasury futures	588	—	—	23	(49)	—
Equity index futures	920	—	—	7	(273)	—

Taotal Derivatives	$1,508	$—	$—	$30	$(322)	$—

December 31, 2020
	Notional Amount	Statement Value Assets	Liabilities	Change in Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives not designated as hedging instruments:
Treasury futures	527	—	—	6	113	—
Equity index futures	1,412	—	—	(15)	(386)	—

Total Derivatives	$1,939	$—	$—	$(9)	$(273)	$—

Restricted Assets and Special Deposits:

The Company had admitted restricted assets of $107 million and $128 million at December 31, 2021 and 2020, respectively. Of these amounts, there were deposits with states as required by certain insurance laws of $4 million and $4 million in 2021 and 2020, respectively, and pledged as collateral for futures trading of $103 million and $124 million in 2021 and 2020, respectively. These amounts are included in “Bonds” in the Statutory Basis Balance Sheets. Total admitted restricted assets were 0.75% and 0.90% of the Company’s total admitted assets at December 31, 2021 and 2020, respectively. There were no non-admitted restricted assets in 2021 and 2020.

Repurchase Agreements:

The Company enters into repurchase agreements whereby securities will be resold at a specified date and price. There were no repurchase agreements outstanding as of December 31, 2021 and 2020.

NOTE 4—FAIR VALUE OF FINANCIAL INSTRUMENTS

The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions based on internally developed data in the absence of observable market information. The guidance requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1—inputs are quoted market prices available in active markets for identical assets or liabilities on the reporting date.

B-19

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 4—FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Level 2—inputs are quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3—inputs are unobservable where there is little or no market activity for the asset or liability and the Company makes estimates and assumptions based on internally derived information.

The estimated fair values presented below have been determined using available information and valuation methodologies. The estimated fair value for financial instruments held by the Company was determined by management after considering the following sources of information: published market quotes for active exchange traded instruments, third party pricing vendors, quotes from investment banks that are lead market makers in certain markets, independent broker quotations, or the use of internal valuation models that use market observable inputs when available and Company derived inputs when external inputs are not available or deemed to be inaccurate. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such amounts are management’s estimate of the value that would be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies from period to period based on available information and market conditions could have a material effect on the estimated fair values.

The following tables summarize the Company’s financial instruments carrying amount and estimated fair value/NAV hierarchy levels for the period ending December 31, 2021 and December 31, 2020:

	December 31, 2021
	Level 1	Level 2	Level 3	Total Fair Value	NAV	Carrying Amount
			(In millions)
Assets
Bonds	$109	3,444	$129	$3,682	—	$3,299
Mortgage Loans	—	—	618	618	—	595
Policy Loans	—	—	79	79	—	79
Surplus Notes investments	—	43	—	43	—	49
Cash, cash equivalents and short-term investments	(20)	159	—	139	—	139
Due and accrued investment income	—	35	—	35	—	35
Receivables for securities		7		7		7
Separate Account Assets	9,696	—	—	9,696	—	9,696

Total Assets	$9,785	$3,688	$826	$14,299	$—	$13,899

Liabilities
Deposit type contracts	$—	$—	$170	$170	$—	$160

Total Liabilities	$—	$—	$170	$170	$—	$160

B-20

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 4—FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

	December 31, 2020
	Level 1	Level 2	Level 3	Total Fair Value	NAV	Carrying Amount
			(In millions)
Assets
Bonds	$260	$3,707	$128	$4,095	$—	$3,550
Mortgage Loans	—	—	625	625	—	590
Policy Loans	—	—	77	77	—	77
Surplus Notes investments	—	50	—	50	—	43
Cash, cash equivalents and short-term investment	(28)	53	—	25	—	25
Due and accrued investment income	—	35	—	35	—	35
Receivables for securities		2		2		2
Separate Account Assets	9,711	—	—	9,711	—	9,711

Total Assets	$9,943	$3,847	$830	$14,620	$—	$14,033

Liabilities
Deposit type contracts	$—	$—	$144	$144	$—	$135

Total Liabilities	$—	$—	$144	$144	$—	$135

Bonds:

Estimated fair values for bonds, other than private placement securities are valued based on quoted prices from active markets when available (Level 1).

When the Company cannot obtain a quoted market price directly it relies on values provided by a third-party pricing vendor. This is the pricing source for the majority of the Company’s marketable securities. Prices received from a third-party vendor are generally considered to be Level 2.

Pricing vendors utilize pricing models developed for individual asset classes which incorporate available market data. These market inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two- sided markets, benchmark securities, bids, offers and reference data which include market research publications. The pricing vendor may obtain broker quotes for securities when sufficient information is not available to fully evaluate a security. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants.

Portfolio managers review the values assigned by the pricing vendor for reasonableness. In doing so, they compare the prices received from the pricing vendor to prices of similar securities, price ranges in that asset class or industry or prices from internally generated position reports. If there is a discrepancy with the price received from the vendor, the portfolio manager may communicate this difference to the pricing vendor and present the vendor with additional market data regarding that security in order to ensure the pricing vendor has sufficient information needed to accurately price the security. The pricing vendor will then independently validate and evaluate that data and determine if a price change is warranted.

In the rare instance when a portfolio manager finds a difference in his or her assessment of fair value and the vendor price, after performing the preceding procedures, the portfolio manager may request replacement of the vendor price by a supportable value that is believed to be more representative of the security price. Any replacement of the vendor price is subject to an internal approval process.

The fair values of private placement bonds are determined by using an internal pricing model or for a small amount of securities, assigned individual broker prices. There were five private placement bonds that were individually priced. These assigned individual prices are usually obtained from an external broker (“hand priced”) and are considered to be Level 3.

B-21

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 4—FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The significant inputs used for the internal pricing model consist of (i) a broker supplied price matrix, (ii) treasury rates and (iii) credit ratings from certain nationally recognized securities rating organizations (“NRSRO”) (“external ratings”) or a credit rating assigned internally by the Company’s Private Placement Investment Management Group (“internal ratings”).

Private placement bonds with an applicable external credit rating of BB or above, for which the corresponding matrix price is used, are classified as Level 2. A private placement bond with an applicable external credit rating of below BB is classified as Level 3 due to the limited amount of market data available for these securities.

Bonds are carried at amortized cost unless they are rated 6 by the NAIC SVO in which case they are reported at the lower of amortized cost or fair value. There were no bonds rated 6 by the NAIC SVO and carried at fair value for December 2021 and 2020.

Mortgage Loans:

The estimated fair value of the mortgage loan portfolio is derived primarily using a loan value matrix using significant unobservable inputs. The inputs used in the matrix include (1) the weighted average cash flow and average term to maturity for each individual loan; (2) a base spread over the U.S. Treasury rate and (3) an internally computed credit rating that is used to derive the appropriate credit spread. Mortgage loans were carried at amortized cost on December 31, 2021 and December 31, 2020 and are classified as Level 3.

Policy Loans:

See Note 2 for information regarding policy loans, for which the Company considers the unpaid principal balance to approximate fair value and are classified as Level 3.

Surplus Note Investments:

The Company invests in surplus note issuances of other mutual insurance companies. These bond-like instruments are classified as Level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds.

Cash, cash equivalents and short-term investments:

See Note 2 for information regarding cash, cash equivalents and short-term investments include cash deposit balances, short-term commercial paper, and other highly liquid debt instruments. Cash amounts are classified as Level 1. All remaining cash equivalents and short-term investments are classified as Level 2.

Due and accrued investment income:

Due and accrued investment income is either investment income earned and legally due to be paid to the Company as of the reporting date or investment income earned as of the reporting date but not legally due to be paid to the Company until after the reporting date. The Company expects to receive these amounts shortly after they become due and is required to non-admit any balance that is over 90 days past due or charge it against income in the period that it is deemed uncollectible. Therefore, the Company considers these amounts short-term in nature and that the carrying value approximates fair value. This amount is classified as Level 2.

Receivables for securities

These receivables are amounts due from financial institutions for securities that were sold by the Company but the proceeds from the sale have not yet been received by the Company. Due to the short-term of the period in which the Company expects to receive these amounts it considers the carrying value of these balances to approximate fair value and are classified as Level 2.

B-22

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 4—FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Separate Accounts Assets:

The Company sponsors separate accounts that support certain products that it sells. The separate accounts invest in various registered mutual funds and non-registered collective investment funds managed by Park Avenue Institutional Advisers LLC (“PAIA”), an affiliated company, as well as unaffiliated third parties. The fair value of these investments is based upon the reported net asset values (“NAVs”) as provided by the fund manager.

The Company’s management reviews each mutual fund’s liquidity in order to determine the level those investments should be reported. Generally, actively traded registered mutual fund investments are considered a Level 1. Non-registered collective fund investments that have no redemption restrictions or fees associated with it and are open to new investors are considered a Level 2, and all other fund investments that do not meet the criteria of Level 1 or 2 are reported as Level 3. As of December 31, 2021 and 2020, none of the Separate Account investments are considered to be Level 3.

The following tables summarize the Company’s assets carried at fair value by their fair value hierarchy levels at

December 31, 2021 and 2020:

December 31, 2021	Level 1	Level 2	Level 3	Total Fair Value	NAV	Carrying Amount
			(In millions)
Assets at Fair Value
Separate accounts assets	$9,696	$—	$—	$9,696	$—	$9,696

Total Assets at Fair Value	$9,696	$—	$—	$9,696		$9,696

December 31, 2020	Level 1	Level 2	Level 3	Total Fair Value	NAV	Carrying Amount
			(In millions)
Assets at Fair Value
Separate accounts assets	$9,711	$—	$—	$9,711	$—	$9,711

Total Assets at Fair Value	$9,711	$—	$—	$9,711	$—	$9,711

Deposit Type Contracts

For annuities certain liabilities, fair values are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued and are classified as Level 3.

B-23

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 5—PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Gross deferred and uncollected insurance premiums represent premiums due to be received from policyowners through the next policy anniversary date. These premiums and annuity considerations are reinsured to The Guardian and outside parties (See Note 7). Net deferred and uncollected premiums ceded represent only the portion of gross premiums related to mortality charges and interest. Deferred and uncollected premiums ceded at December 31, 2021 and 2020 were as follows:

	2021
Type	Gross	Net of Loading
	(In millions)
Ordinary new business	$10	$10
Ordinary renewal	8	(11)
Group life renewal	—	—

	2020
Type	Gross	Net of Loading
	(In millions)
Ordinary new business	$10	$1
Ordinary renewal	(2)	(2)
Group life renewal	—	—

NOTE 6—INCOME TAXES

Consolidated Federal Income Tax Return:

The Company’s federal income tax return is consolidated with the following entities:

•	The Guardian Life Insurance Company of America,

•	Park Avenue Life Insurance Company,

•	Sentinel American Life Insurance Company,

•	Family Service Life Insurance Company,

•	Managed Dental Care of California,

•	Managed DentalGuard of Texas,

•	Managed DentalGuard of New Jersey,

•	Innovative Underwriters Inc.,

•	Berkshire Life Insurance Company of America,

•	First Commonwealth, Inc., and its subsidiaries,

•	Reed Group Ltd,

•	GIS Canada Holdings Corp, and

•	Guardian Abbey LLC.

The Company files a consolidated federal income tax return with its parent company, The Guardian. The Company has a written agreement, approved by the Company’s Board of Directors, which sets forth the manner in which the total combined federal income tax is allocated to each entity which is a party to the consolidation. Pursuant to this agreement, the Company has the enforceable right to recoup federal income taxes paid in prior years in the event of future net capital losses, which it may incur, or to recoup its net operating or capital losses carried forward as an offset to future net income or capital gains subject to federal income taxes.

B-24

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 6—INCOME TAXES (CONTINUED)

The Internal Revenue Code limits the amount of non-life insurance losses that may offset life insurance company taxable income. The consolidated income tax liability is allocated among the members of the group pursuant to a tax allocation agreement. In accordance with the tax allocation agreement, each qualifying member of the group computes its tax provision and liability on a separate return basis, but may, where applicable, recognize benefits of net operating losses and capital losses utilized in the consolidated group. Subsidiary tax liabilities/benefits are settled subsequent to the filing of the federal income tax return.

Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes.

The Components of the Net Deferred Tax Assets (DTAs) recognized in the Company’s Assets, Liabilities, Surplus and Other Funds are as follows:

Description	December 31, 2021
(In millions)	Ordinary	Capital	Total
Gross Deferred Tax Assets	$140	$2	$142
Statutory valuation allowance adjustments	—	—	—

Adjusted Gross Deferred Tax Assets	140	2	142
Deferred Tax Assets Nonadmitted	30	—	30

Subtotal Net Admitted Deferred Tax Asset	110	2	112
Deferred Tax Liabilities (DTLs)	23	17	40

Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)	$87	$(15)	$72

Description		December 31, 2020
(In millions)	Ordinary	Capital	Total
Gross Deferred Tax Assets	$131	$1	$132
Statutory valuation allowance adjustments	—	—	—

Adjusted Gross Deferred Tax Assets	131	1	132
Deferred Tax Assets Nonadmitted	29	—	29

Subtotal Net Admitted Deferred Tax Asset	102	1	103
Deferred Tax Liabilities	28	6	34

Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)	$74	$(5)	$69

Description	Change
(In millions)	Ordinary	Capital	Total
Gross Deferred Tax Assets	$9	$1	$10
Statutory valuation allowance adjustments	—	—	—

Adjusted Gross Deferred Tax Assets	9	1	10
Deferred Tax Assets Nonadmitted	1	—	1

Subtotal Net Admitted Deferred Tax Asset	8	1	9
Deferred Tax Liabilities	(5)	11	6

Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)	$13	$(10)	$3

A valuation allowance is recorded if it is more likely than not that some portion or all of the deferred tax asset will not be realized. The Company’s management has concluded that the deferred income tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

B-25

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 6—INCOME TAXES (CONTINUED)

Admission calculation components SSAP No. 101 (Paragraph 11)

The Company follows the guidance in Statement of Statutory Accounting Principles No. 101—Income Taxes, a replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 include a similar calculation for limitation of gross deferred tax assets as SSAP 10R for insurers that maintain a minimum of 300% of their authorized control level Risk-Based Capital “RBC” computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2021 and 2020.

Description	December 31, 2021
(In millions)	Ordinary	Capital	Total
a. Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks	$—	$1	$1
b. Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From a, above) After Application of the Threshold Limitation. (The Lesser of b.i. and b.ii. Below)	71	—	71
The lesser of:
i. Adjusted Gross Deferred Tax Assets Expected To Be Realized Following The Balance Sheet Date	78	—	78
ii. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	n/a	n/a	71
c. Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From a. and b. above) Offset by Gross Deferred Tax Liabilities	39	1	40

Deferred Tax Assets Admitted as the result of application of SSAP No. 101.Total (a. + b. + c.)	$110	$2	$112

Description	December 31, 2020
(In millions)	Ordinary	Capital	Total
a. Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks.	$—	$—	$—
b. Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From a, above) After Application of the Threshold Limitation. (The Lesser of b.i. and b.ii. Below)	69	—	69
The lesser of:
i. Adjusted Gross Deferred Tax Assets Expected To Be Realized Following The Balance Sheet Date	73		73
ii. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	n/a	n/a	69
c. Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From a. and b. above) Offset by Gross Deferred Tax Liabilities.	33	1	34

Deferred Tax Assets Admitted as the result of application of SSAP No. 101.Total (a. + b. + c.)	$102	$1	$103

B-26

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 6—INCOME TAXES (CONTINUED)

Description	Change
(In millions)	Ordinary	Capital	Total
a. Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks.	$—	$1	$1
b. Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From a, above) After Application of the Threshold Limitation. (The Lesser of b.i. and b.ii. Below)	2	—	2
The lesser of:
i. Adjusted Gross Deferred Tax Assets Expected To Be Realized Following The Balance Sheet Date	5	—	5
ii. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	n/a	n/a	2
c. Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From a. and b. above) Offset by Gross Deferred Tax Liabilities.	6	—	6

Deferred Tax Assets Admitted as the result of application of SSAP No. 101.Total (a. + b. + c.)	$8	$1	$9

	2021	2020
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	630%	546%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation	$547	$513
Impact of Tax Planning Strategies

Description	December 31, 2021
(In millions), except percentages	Ordinary	Capital
(a) Determination of adjusted gross deferred assets and net admitted deferred tax assets, by tax character as a percentageof total.
(1) Adjusted Gross DTAs	$140	$2
(2) Percentage of adjusted gross DTA’s by tax characterattributable to the impact of tax planning strategies	0%	0%
(3) Net Admitted Adjusted Gross DTAs	110	2
(4) Percentage of net admitted adjusted Gross DTAs by tax character admitted because of the impact of tax planning	1%	0%

Description	December 31, 2020
(In millions), except percentages	Ordinary	Capital
(1) Adjusted Gross DTAs	$131	$1
(2) Percentage of adjusted gross DTA’s by tax characterattributable to the impact of tax planning strategies	0%	0%
(3) Net Admitted Adjusted Gross DTAs	102	1
(4) Percentage of net admitted adjusted Gross DTAs by tax character admitted because of the impact of tax planning strategies	4%	0%

B-27

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 6—INCOME TAXES (CONTINUED)

Description	Change
(In millions), except percentages	Ordinary	Capital
(1) Adjusted Gross DTAs	$9	$1
(2) Percentage of adjusted gross DTA’s by tax character attributable to the impact of tax planning strategies	0%	0%
(3) Net Admitted Adjusted Gross DTAs	8	1
(4) Percentage of net admitted adjusted Gross DTAs by tax character admitted because of the impact of tax planning strategies	-3%	0%
Does the Company’s tax-planning strategies include the use of reinsurance?	Yes	No X
All DTL were recognized as of December 31, 2021 and 2020.

Current Tax and Change in Deferred Tax:

Current income taxes incurred consist of the following major components:

Description	2021	2020
	(In millions)
Federal income tax expense on operations	$—	$13
Prior year overaccrual	(1)	(1)
Foreign tax	(1)	(2)

Current federal operations income tax (income)/expense	(2)	10
Federal income tax expense (benefit) on capital gains/(losses)	2	—
Prior year underaccrual	1

Current federal capital gains income tax expense	3	—

Total current federal income tax expense	$1	$10

B-28

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 6—INCOME TAXES (CONTINUED)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2021 and 2020 were as follows:

	2021	2020	Change
	(In millions)
DTAs Resulting from Book/Tax Differences in:
Ordinary:
Reserves	$73	$69	$4
GMWB Hedge	61	55	6
Policy acquisition costs	6	6	—
Other, (including items <5% of total ordinary tax assets)	—	1	(1)

Gross ordinary DTAs—(admitted and nonadmitted)	$140	$131	$9

Statutory valuation allowance adjustment—ordinary	—	—	—
Total ordinary DTAs—(nonadmitted)	30	29	1

Admitted ordinary DTAs	$110	$102	$8
Capital:
Investments	$2	$1	$1

Gross capital DTAs—(admitted and nonadmitted)	$2	$1	$1

Statutory valuation allowance adjustment—capital	—	—	—
Total capital DTAs—(nonadmitted)	—	—	—
Admitted capital DTAs	2	1	1

Total admitted DTAs	$112	$103	$9

DTLs Resulting from Book/Tax Differences in:
Ordinary:
Market discount	$1	$1	$—
Reserves Transition Adjustment (8 Year)	16	19	(3)
Section 481(a) adjustment	5	7	(2)
Other, (including items <5% of total ordinary tax assets)	1	1	—

Total Ordinary DTLs	$23	$28	$(5)

Capital:
Unrealized capital gains	15	4	11
Other	2	2	—

Capital DTL	17	6	11

Total DTL	$40	$34	$6

Net admitted DTAs	$72	$69	$3

The change in net deferred Federal income taxes is comprised of the following:

	2021	2020	Change
	(In millions)
Adjusted gross deferred tax assets	$142	$132	$10
Total deferred tax liabilities	40	34	6

Net deferred tax assets	$102	$98	4

Tax effect of unrealized capital gains			18

Change in net deferred federal income tax			$22

B-29

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 6—INCOME TAXES (CONTINUED)

Contingent Tax Liabilities:

As of December 31, 2021, the Company had $0.3 million of unrecognized tax benefits and related interest expense, if recognized, all of which would affect the Company’s annual effective tax rate. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense. For the years ended December 31, 2021 and 2020, the Company recognized approximately $0.01 million in interest and penalties, respectively. The Company has approximately $0.05 million and $0.04 million accrued for payment of interest and penalties as of December 31, 2021 and 2020, respectively.

The Company does not anticipate any significant changes to its tax contingencies within the next 12 months.

The Guardian files U.S. federal income tax returns along with various state and local income tax returns. The Company’s federal income tax returns are routinely examined by the Internal Revenue Service (“IRS”) and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed its examinations for tax year 2012 and 2014 in 2021, and tax year 2013 in 2020. There were no material effects on the Company’s consolidated financial position and results of operations as a result of these examinations. Tax years 2015 through 2020 are subject to examination by the IRS. The Company believes that it has established adequate tax liabilities for uncertain tax positions for all open years.

Reconciliation of Federal Income Tax Rate to Actual Effective Rate:

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant book to tax adjustments causing this difference is the following:

	2021	Effective Tax Rate
	(In millions)
Net gain from operations after dividends to policyholders and before Federal income tax @ 21%	$51
Net realized capital losses @ 21%	(68)

Provision calculated at statutory rate	$(17)	21%
Dividends received deduction	(6)	7%
Reserve Surplus Adjustment	3	-4%
Other	(1)	2%

Total	$(21)	26%

Total current federal income tax expense	$1	-1%
Change in net deferred federal income taxes benefit	(22)	27%

Total statutory income tax benefit	$(21)	26%

Operating Loss and Tax Credit Carryforwards:

As of December 31, 2021, the Company does not have any net ordinary loss carryforwards, capital loss carryforwards or tax credit carryforwards.

B-30

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 6—INCOME TAXES (CONTINUED)

The following are income taxes incurred in prior years that are available for recoupment in the event of future net losses:

Year	Ordinary	Capital	Total
		(In millions)
2021	$—	$2	$2
2020	—	—	—
2019	—	1	1

Total	$—	$3	$3

As of December 31, 2021, the Company does not have any deposits admitted pursuant to the Internal Revenue Code Section 6603.

NOTE 7—REINSURANCE CEDED

The Company entered into coinsurance, modified coinsurance and yearly renewable term agreements with The Guardian and outside parties to provide for reinsurance of selected variable and fixed annuity contracts, group life and individual life policies. Under the terms of the modified coinsurance agreements, reserves ceded and corresponding assets held by the Company amounted to $523 million and $476 million at December 31, 2021 and 2020, respectively. The reinsurance contracts do not relieve the Company of its primary obligation for policyowner benefits. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, the Company evaluates the financial condition of its reinsurers in order to minimize its exposure to losses from reinsurer insolvencies.

The Company has an Individual Life Yearly Renewable Term reinsurance agreement with The Guardian. Under the terms of the agreement, GIAC cedes The Guardian a 90.00% quota share of the mortality risk on its secondary guarantee flexible premium universal life insurance business.

The effect of these reinsurance cession agreements, on the components of the Company’s gains (losses) from operations in the accompanying Statutory Basis Statements of Operations were as follows:

	2021			2020
	The Guardian	Outside Parties	Total	The Guardian	Outside Parties	Total
			(In millions)
Premiums and annuity considerations	$(26)	$(282)	$(308)	$(25)	$(73)	$(98)
Reserve adjustments on reinsurance ceded	47	—	47	26	—	26
Commissions and expense allowances on reinsurance ceded and other income	(63)	12	(51)	(40)	3	(37)

Total Revenues	(42)	(270)	(312)	(39)	(70)	(109)

Policyholder and contract benefits	(36)	(11)	(47)	(36)	(1)	(37)
Increase in aggregate reserves	(5)	(284)	(289)	(15)	(76)	(91)
General insurance expensese	—	2	2	—	1	1

Total expenses	(41)	(293)	(334)	(51)	(76)	(127)

Net gain (loss) on operations from reinsurance ceded	$(1)	23	22	12	6	18

B-31

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 8—RELATED PARTY TRANSACTIONS

General Operating Expense Agreement:

The Company is billed by The Guardian for all compensation and related employee benefits for those employees of The Guardian who are engaged in the Company’s business and for the Company’s use of The Guardian’s centralized services and agency force. The amounts charged for these services amounted to $42 million and $47 million in 2021 and 2020, respectively, which are in “General insurance expenses” and “Commissions and other expenses” in the Statutory Basis Statements of Operations, of which $7 million is included in “Due from parent and affiliates” in the Statutory Basis Balance Sheets at December 31, 2021 and $6 million is included in “Due to parent and affiliates” in the Statutory Basis Balance Sheets at December 31, 2020.

Assets Under Management:

PAIA, a wholly-owned subsidiary of GIS, serves as the investment adviser to the Guardian VIP Trust funds. The funds within the VIP Trust are offered through variable insurance products issued by the Company. At December 31, 2021, and 2020, approximately $5,531 million and $4,012 million or 57.04% or 41.32%, respectively, of the Company’s separate account assets under management were invested in affiliated mutual funds that are advised by PAIA.

Capital:

For the years ended December 31, 2021 and 2020, the Company received a total of $20 million and $100 million, respectively, from the Guardian as an additional paid-in and contributed surplus, which is reflected under “Cash flows from financing and miscellaneous activities” in the Statutory Basis Statements of Cash Flows.

Revenue Sharing Agreement:

The Company has a revenue sharing agreement with PAIA whereby PAIA allocates revenue to GIAC for the Guardian Variable Products Trust Funds that are offered through GIAC’s variable insurance products separate accounts. For the years ended December 31, 2021 and 2020, such revenue amounted to $12.4 million and $9.9 million, respectively, which is reflected in “Service fees” in the Statutory Basis Statements of Operations.

Line of Credit:

The Company (Borrower) has a revolving line of credit agreement with The Guardian (Lender) for $750 million. The terms of the credit agreement state that future drawing, if any, (not at the time overdue) shall bear interest at a rate per annum equal to (a) the Prime Rate plus 1.00% if a Prime Rate Loan or (b) the Eurodollar Rate plus 1.00% if a Eurodollar Rate Loan. In the event any drawing on the line of credit becomes due, whether by acceleration or otherwise, it shall bear interest at a rate per annum equal to the Prime Rate plus 2.00%. Additionally, a commitment fee equal to 0.125% per annum of the amount of this line of credit shall be paid by Borrower to Lender, such amount to be paid in monthly installments on the last day of each March, June, September and December or on the termination of this line of credit. The line of credit agreement shall have an initial term of 364 days beginning with the date first stated above, and shall automatically renew for successive periods of 364 days, unless the Lender notifies the Borrower of its intention not to renew the line of credit agreement not less than sixty (60) days prior to the expiration of the then existing term. As of December 31, 2021 and 2020, there were no drawings on the line of credit. Interest expense and commitment fees of $0.5 million and $0.4 million in 2021 and 2020, respectively, are included in “Net investment income” in the Statutory Basis Statements of Operations.

Commission:

The Company has a selling agreement with PAS. The Company authorizes PAS’ registered representatives who are also insurance agents, to solicit and sell certain insurance and annuity contracts on behalf of the Company (See Note 1). For the years ended December 31, 2021 and 2020, the Company paid commissions to PAS which amounted to $17 million and $15 million, respectively, which is included in “Commissions and other expenses” in the Statutory Basis Statements of Operations.

Settlement of Intercompany Transactions:

In accordance with NAIC SAP, all transactions between related parties are required to have a written agreement that provides for a timely settlement of amounts owed, including a specific due date. Amounts over 90 days due are to be

B-32

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 8—RELATED PARTY TRANSACTIONS (CONTINUED)

non-admitted along with any uncollected receivable from a related party that is not part of a written agreement. The Company has determined that written agreements are in place for all intercompany transactions and that these written agreements contain specific due dates. As of December 31, 2021, no intercompany receivable due to the Company is over 90 days past due.

NOTE 9—SEPARATE ACCOUNTS

General Nature and Characteristics of Separate Account Business:

Separate and variable accounts held by the Company represent primarily funds for which there are no guarantees. The assets of the Company’s separate accounts are carried at book value, which approximates fair value.

In accordance with the products/transactions recorded within the separate accounts, all assets are considered legally insulated from the general account. The legal insulation of the separate accounts assets prevents such assets from being generally available to satisfy claims resulting from the general account.

As of December 31, 2021 and 2020, the Company’s separate accounts statement included legally insulated assets of $9,696 million and $9,711 million, respectively, of which $3 million and $3 million, respectively, were the additional amounts being transferred into the Company’s separate accounts from the general account of the Company. These amounts represent mortality risk fully borne by the Company’s general account and may result in additional amounts being transferred into the Company’s separate accounts to cover greater longevity of annuitants than expected. Conversely, if the amounts allocated exceed the amounts required, transfers may be made to the Company’s general account. There was no seed money due to the general account of the Company from the Company’s separate accounts in 2021 and 2020. Fees and expenses due or accrued to the Company’s general account were $98 million and $125 million as of December 31, 2021 and 2020, respectively.

In accordance with the products/transaction recorded within the separate accounts, some separate accounts liabilities are guaranteed by the general account. To compensate the general account for the risk taken, the separate accounts have paid risk charges of $250 million and $238 million for the years ended December 31, 2021 and 2020, respectively.

The general account of the Company paid $1 million and $0 million towards separate accounts guarantees for the years ended December 31, 2021 and 2020, respectively.

The Company does not engage in securities lending transactions within the separate accounts.

B-33

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 9—SEPARATE ACCOUNTS (CONTINUED)

Information regarding the separate accounts of the Company for the years ended December 31, 2021 and 2020 were as follows:

December 31, 2021	Non-indexed Guarantee Less Than/Equal to 4%	Non- Guaranteed Separate Accounts	Total
		(In millions)
Premium, considerations and deposits for the year ended:	$—	$51	$51

Reserves by valuation basis and withdrawal characteristics:
Market value	$—	$9,528	$9,528
Market value/not subject to discretionary withdrawals	—	67	67

Total reserves for separate accounts	—	9,595	9,595

Charges for investment management administration and contract guarantees	—	56	56
Accrued expense allowances	—	43	43

Separate accounts liabilities	$—	$9,693	$9,693

December 31, 2021	Non-indexed Guarantee Less Than/Equal to 4%	Non- Guaranteed Separate Accounts	Total
	(In millions)
Premium, considerations and deposits for the year ended:	$—	$35	$35

Reserves by valuation basis and withdrawal characteristics:
Market value	$—	$9,533	$9,533
Market value/not subject to discretionary withdrawals	—	50	50

Total reserves for separate accounts	—	9,583	9,583

Charges for investment management administration and contract guarantees	—	56	56
Accrued expense allowances	—	69	69

Separate accounts liabilities	$—	$9,708	$9,708

B-34

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 9—SEPARATE ACCOUNTS (CONTINUED)

The following represents a reconciliation of net transfers from the Company to the separate accounts. Transfers are reported in the Summary of Operations of the Separate Account Annual Statement:

	2021	2020
	(In millions)
Transfers to separate accounts:
Non-indexed guarantee less than/equal to 4%	$—	$—
Non-guaranteed separate accounts	51	35
Transfers from separate accounts:
Non-indexed guarantee less than/equal to 4%	—	—
Non-guaranteed separate accounts	(1,448)	(984)

Net transfers from separate accounts	(1,397)	(949)

Reconciling Adjustments:
Mortality and expense guarantees—variable	133	120
Administrative fees—variable annuity	103	105
Cost of insurance	13	13

Total adjustments	249	238

Net transfers from separate accounts as reported in the Statutory Basis Statements of Operations of the Company	$(1,148)	$(711)

B-35

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 10—ANALYSIS OF ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity actuarial reserves and deposit type contract funds and other liabilities without life or disability contingencies as of December 31, 2021 and 2020 were as follows:

	As of December 31, 2021
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percentage of Total
		(In millions)
A. Individual Annuities:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$351	$—	$—	$351	3%
b. At book value less current surrender charge of 5% or more	4	—	—	4	0%
c. At fair value	—	8,887	—	8,887	72%

d. Total with market value adjustment or at fair value (Total of a through c)	355	8,887	—	9,242	75%
e. At book value without adjustment (with minimal or no charge or adjustment)	622	—	—	622	5%
(2) Not subject to discretionary withdrawal	2,763	67	—	2,830	23%

(3) Total (gross: direct + assumed)	3,740	8,954	—	12,694	103%
(4) Reinsurance ceded	350	—	—	350	3%

(5) Total (net) (3)- (4)	$3,390	$8,954	$—	$12,344	100%
(6) Amount included in A(1)b above that will be move to A(1)e in the year after the statement date	$—	$—	$—	$—
B. Group Annuities:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$—	$—	$—	$—	0%
b. At book value less current surrender charge of 5% or more	—	—	—	—	0%
c. At fair value	—	11	—	11	26%

d. Total with market value adjustment or at fair value (Total of a through c)	—	11	—	11	26%

e. At book value without adjustment (with minimal or no charge or adjustment)	32	—	—	32	74%
(2) Not subject to discretionary withdrawal	—	—	—	—	0%

(3) Total (gross: direct + assumed)	32	11	—	43	100%
(4) Reinsurance ceded	—	—	—	—	0%

(5) Total (net) (3)- (4)	$32	$11	$—	$43	100%
C. Deposit-Type Contracts (no life contingencies):
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$—	$—	$—	$—	0%
b. At book value less current surrender charge of 5% or more	—	—	—	—	0%
c. At fair value	—	—	—	—	0%

d. Total with market value adjustment or at fair value (Total of a through c)	—	—	—	—	0%
e. At book value without adjustment (with minimal or no charge or adjustment)	65	—	—	65	51%
(2) Not subject to discretionary withdrawal	95	—	—	95	74%

(3) Total (gross: direct + assumed)	160	—	—	160	125%
(4) Reinsurance ceded	32	—	—	32	25%

(5) Total (net) (3)- (4)	$128	$—	$—	$128	100%

Total annuity actuarial reserves and deposit liabilities:	$3,550	$8,965	$—	$12,515

Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Heath Annual Statement	$3,550	$—	$—	3,550
Separate Accounts Annual Statement	—	8,965	—	8,965

Total annuity actuarial reserves and deposit liabilities:	$3,550	$8,965	$—	$12,515

B-36

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 10—ANALYSIS OF ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS (CONTINUED)

	As of December 31, 2020
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percentage of Total
		(In millions)
A. Individual Annuities:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$—	$—	$—	$—	0%
b. At book value less current surrender charge of 5% or more	5	—	—	5	0%
c. At fair value	—	8,953	—	8,953	72%

d. Total with market value adjustment or at fair value (Total of a through c)	5	8,953	—	8,958	72%
e. At book value without adjustment (with minimal or no charge or adjustment)	664	—	—	664	6%
(2) Not subject to discretionary withdrawal	2,840	50	—	2,890	23%

(3) Total (gross: direct + assumed)	3,509	9,003	—	12,512	101%
(4) Reinsurance ceded	66	—	—	66	1%

(5) Total (net) (3)- (4)	$3,443	$9,003	$—	$12,446	100%
(6) Amount included in A(1)b above that will be move to A(1)e in the year after the statement date	$2	$—	$—	$2
B. Group Annuities:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$—	$—	$—	$—	0%
b. At book value less current surrender charge of 5% or more	—	—	—	—	0%
c. At fair value	—	12	—	12	25%

d. Total with market value adjustment or at fair value (Total of a through c)	—	12	—	12	25%
e. At book value without adjustment (with minimal or no charge or adjustment)	35	—	—	35	75%
(2) Not subject to discretionary withdrawal	—	—	—	—	0%

(3) Total (gross: direct + assumed)	35	12	—	47	100%
(4) Reinsurance ceded	—	—	—	—	0%

(5) Total (net) (3)- (4)	$35	$12	$—	$47	100%
C. Deposit-Type Contracts (no life contingencies):
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$—	$—	$—	$—	0%
b. At book value less current surrender charge of 5% or more	—	—	—	—	0%
c. At fair value	—	—	—	—	0%
d. Total with market value adjustment or at fair value (Total of a through c)	—	—	—	—	0%
e. At book value without adjustment (with minimal or no charge or adjustment)	73	—	—	73	55%
(2) Not subject to discretionary withdrawal	63	—	—	63	47%

(3) Total (gross: direct + assumed)	136	—	—	136	102%
(4) Reinsurance ceded	3	—	—	3	2%

(5) Total (net) (3)- (4)	$133	$—	$—	$133	100%

Total annuity actuarial reserves and deposit liabilities:	$3,611	$9,015	$—	$12,626

Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Heath Annual Statement	$3,611	$—	$—	$3,611
Separate Accounts Annual Statement	—	9,015	—	9,015

Total annuity actuarial reserves and deposit liabilities:	$3,611	$9,015	$—	$12,626

B-37

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 10—ANALYSIS OF ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS (CONTINUED)

Withdrawal characteristics of life actuarial reserves as of December 31,2021 and 2020 were as follows:

	As of December 31, 2021			As of December 31, 2020
	General Account			General Account
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(In millions)				(In millions)
A. Subject to discretionary withdrawal, surrender values, or policy loans:
(1) Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
(2) Universal Life	12	12	12	12	11	11
(3) Universal Life with Secondary Guarantees	38	31	288	41	32	277
(4) Indexed Universal Life	—	—	—	—	—	—
(5) Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
(6) Indexed Life	—	—	—	—	—	—
(7) Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
(8) Variable Life	14	14	15	17	17	17
(9) Variable Universal Life	79	78	86	74	73	86
(10) Miscellaneous Reserves	—	—	—	—	—	—
B. Not subject to discretionary withdrawal or no cash values:
(1) Term Policies with Cash Value	—	—	29	—	—	4
(2) Accidental Death Benefits	—	—	—	—	—	—
(3) Disability—Active Lives	—	—	10	—	—	4
(4) Disability—Disabled Lives	—	—	1	—	—	1
(5) Miscellaneous Reserves	—	—	32	—	—	28

C. Total (gross: direct + assumed)	143	135	473	144	133	428
D. Reinsurance ceded	—	—	234	—	—	226

E. Total (net) (C)—(D)	$143	$135	$239	$144	$133	$202

B-38

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 10—ANALYSIS OF ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS (CONTINUED)

	As of December 31, 2021			As of December 31, 2020
	Separate Account - Nonguaranteed			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(In millions)
A. Subject to discretionary withdrawal, surrender values, or policy loans:
(1) Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
(2) Universal Life	—	—	—	—	—	—
(3) Universal Life with Secondary Guarantees	—	—	—	—	—	—
(4) Indexed Universal Life	—	—	—	—	—	—
(5) Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
(6) Indexed Life	—	—	—	—	—	—
(7) Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
(8) Variable Life	173	173	173	161	161	161
(9) Variable Universal Life	459	456	456	409	407	407
(10) Miscellaneous Reserves	—	—	—	—	—	—
B. Not subject to discretionary withdrawal or no cash values:
(1) Term Policies with Cash Value	—	—	—	—	—	—
(2) Accidental Death Benefits	—	—	—	—	—	—
(3) Disability—Active Lives	—	—	—	—	—	—
(4) Disability—Disabled Lives	—	—	—	—	—	—
(5) Miscellaneous Reserves	—	—	—	—	—	—

C. Total (gross: direct + assumed)	632	629	629	570	568	568
D. Reinsurance ceded	—	—	—	—	—	—

E. Total (net) (C)—(D)	$632	$629	$629	$570	$568	$568

There were no Separate Account guaranteed for life actuarial reserves as of December 31, 2021 and 2020.

NOTE 11—COMMITMENTS

The Company had commitments to fund mortgage loans or other investments in the normal course of business, which totaled $113 million and $110 million in 2021 and 2020, respectively.

NOTE 12—LITIGATION

The Company is engaged in various disputes, litigations, inquiries from governmental authorities and other proceedings arising out of the Company’s business. These matters could result in losses, monetary damages, fines, penalties or changes in the business operations of the Company. Due to the uncertainties inherent in these disputes, it is difficult to determine the ultimate loss the Company will experience. The Company evaluates each matter and establishes an accrual where a loss is probable and the amount can be reasonably estimated. In the opinion of Management, based on current information at December 31, 2021, any losses resulting from such disputes would not have a material adverse effect on the financial position of the Company.

B-39

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 12—LITIGATION (CONTINUED)

The Company also evaluates these matters for a reasonably possible range of loss. Due to the uncertainties inherent in these matters, such as timing of discovery and court decisions, the Company is not able to ascertain a reasonably possible range of loss for each matter. In the opinion of Management, as of December 31, 2021, the aggregate range of reasonably possible loss for those matters it is able to provide an estimate for is not material to the Company’s financial position.

NOTE 13—FINANCIAL INFORMATION

Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance.

Under the Delaware Insurance Law, the maximum amounts of distributions that can be made to the Company’s parent in any given year, without prior approval by the Delaware Commissioner of Insurance, is equal to the greater of (i) 10.00% of the Company’s surplus as of December 31 of the preceding calendar year, or (ii) the net gain from operations for the preceding calendar year (excluding realized investment losses). Any dividends paid, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus also requires the prior approval of the Delaware Commissioner of Insurance. At December 31, 2021, the maximum amount of dividends the Company could pay The Guardian in 2022 without prior approval from the state insurance regulatory authorities was $240 million.

The following reconciles the statutory net income (loss) of the Company as reported to the regulatory authorities to

GAAP net income (loss):

	2021	2020
	(In millions)
Statutory net loss	$(83)	(100)
Adjustments to reconcile to GAAP:
Change in deferred policy acquisition costs	44	(11)
Deferred premium	(11)	(10)
Future policy benefits	429	(359)
Reinsurance	(1)	7
Federal income tax (expense) benefit	(72)	113
Unrealized gain on investments	6	9
Transfer to interest maintenance reserve	4	(1)
Amortization of interest maintenance reserve	(3)	(2)

GAAP net income (loss)	$313	$(354)

B-40

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2021 and 2020

NOTE 13—FINANCIAL INFORMATION (CONTINUED)

The following reconciles the statutory capital and surplus of the Company as reported to the regulatory authorities to GAAP stockholder’s equity:

	2021	2020
	(In millions)
Statutory capital and surplus	$549	$527
Add (deduct) cumulative effect of adjustments:
Deferred policy acquisition costs	583	531
Elimination of asset valuation reserve	71	54
Future policy benefits	(365)	(803)
Establishment of additional deferred federal income taxes	(77)	(1)
Unrealized gains on investments	389	550
Separate account accrued expense allowances	(43)	(69)
Other liabilities	(44)	(66)
Other, net	(4)	(1)

GAAP equity	$1,059	$724

NOTE 14—SUBSEQUENT EVENTS

The Company considers events occurring after the balance sheet date but prior to February 25, 2022, the issuance of the financial statements to be subsequent events requiring disclosure.

Effective January 1, 2022, the Company entered into an agreement with PAIA whereby PAIA provides investment management of the Company’s general account assets. Prior to January 1, 2022, investment management of the Company’s general account assets was provided by The Guardian.

B-41

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Annual Statement for the Year Ended December 31, 2021

Supplemental Schedule of Assets and Liabilities

Schedule 1—Selected Financial Data

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

	2021	Annual Statement References
Investment Income Earned		Exhibit of Net Investment Income
U.S. Government bonds	$860,870
Bonds exempt from U.S. tax	—
Other bonds (unaffiliated)	127,871,733
Bonds of affiliates	—
Preferred stocks (unaffiliated)	—
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	—
Mortgage loans	26,285,301
Real estate	—
Contract loans	5,143,311
Cash, cash equivalents and short-term investments	20,502
Derivative instruments	—
Other invested assets	21,925,800
Aggregate write-ins for investment income	89,080

Total gross investment income	$182,196,597

Real Estate Owned—Statement Value	—	Schedule A

Mortgage Loans—Book Value
Farm mortgages	$—	Schedule B
Residential mortgages	—
Commercial mortgages	594,809,836

Total mortgage loans	$594,809,836

Mortgage Loans by Standing—Book Value
Good standing	$—	Schedule B
Interest overdue more than 3 months, not in foreclosure	—
Foreclosure in process	—

Total mortgage loans	$—

Other Long-Term Invested Assets- Statement Value	170,750,408	Schedule BA, Part 1
Bonds and Stocks of Parents, Subsidiaries and Affiliates—Book Value		Schedule D, Summary by Country
Bonds	—
Preferred stocks	—
Common stocks	—

B-42

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Annual Statement for the Year Ended December 31, 2021

Supplemental Schedule of Assets and Liabilities

Schedule 1—Selected Financial Data

	2021	Annual Statement References
Bonds and Short-Term Investments by Class & Maturity		Schedule D, Part 1A, Sec. 1
Bonds by Maturity—Statement Value
Due within one year or less	$333,575,733
Over 1 year through 5 years	880,626,596
Over 5 years through 10 years	457,366,497
Over 10 years through 20 years	325,306,244
Over 20 years	1,460,958,254

Total by Maturity	$3,457,833,324

Bonds by Class—Statement Value
Class 1	$1,819,967,845
Class 2	1,552,799,751
Class 3	66,973,042
Class 4	18,092,686
Class 5	—
Class 6	—

Total by Class	$3,457,833,324

Total Bonds Publicly Traded	1,494,677,396
Total Bonds Privately Placed	325,290,449
Preferred Stocks—Fair Value	—	Schedule D, Part 2, Sec. 1
Common Stocks—Fair Value	—	Schedule D, Part 2, Sec. 2
Short-Term Investments—Book Value	—	Schedule DA, Part 1
Options, Caps Floors, Collars, Swaps and Forwards	—	Schedule DB, Part A, Sec. 1
Financial Futures Contracts Open—Current Price	—	Schedule DB, Part B, Sec. 1
Cash on Deposit	(19,638,090)	Schedule E—Part 1

Life Insurance in Force (Net of Reinsurance)		Exhibit of Life Insurance
Industrial	—
Ordinary	38,347,288
Credit Life	—
Group Life	15,203
Amount of Additional Accidental Death Insurance In Force under Ordinary Policies	15,821	Exhibit of Life Insurance
Life Insurance Policies with Disability Provisions In Force		Exhibit of Life Insurance
Industrial	—
Ordinary	30,700,694
Credit Life	—
Group Life	144,180

B-43

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Annual Statement for the Year Ended December 31, 2021

Supplemental Schedule of Assets and Liabilities

Schedule 1—Selected Financial Data

	2021	Annual Statement References
Supplementary Contracts in Force		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Ordinary—Not Involving Life Contingencies
Amount on Deposit	—
Income Payable	—
Ordinary—Involving Life Contingencies
Income Payable	—
Group—Not Involving Life Contingencies
Amount on Deposit	—
Income Payable	—
Group—Involving Life Contingencies
Income Payable	—

Annuities—Ordinary		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Immediate
Amount of Income Payable	179,821,549
Deferred—Fully Paid Account Balance	—
Deferred—Not Fully Paid—Account Balance	10,044,333,029

Annuities—Group		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A& H and Other Policies
Amount of Income Payable	—
Fully Paid Account Balance	—
Deferred—Not Fully Paid—Account Balance	42,765,310

Accident and Health Insurance—Premiums in Force
Group	—
Credit	—
Other	—

Deposit Funds and Dividend Accumulations		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Deposit Funds—Account Balance	159,719,697
Dividend Accumulations—Account Balance	—

B-44

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Investments of Reporting Entity—Appendix A-001

As of December 31, 2021

Section 2. Investment Risk Interrogatories

Answer the following interrogatories by stating the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	State the reporting entity’s total admitted assets as reported on page two of the annual statement. $4,510,500,953.

2.	State the ten largest exposures to a single issuer/borrower/investment.

	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
a.	Abbvie Inc	Bonds	$33,360,413	0.7%
b.	Bristol-Myers Squibb Co	Bonds	$33,253,967	0.7%
c.	CVS Caremark Corp	Bonds	$32,202,037	0.7%
d.	Kroger Co	Bonds	$31,708,758	0.7%
e.	Mars Inc	Bonds	$31,250,979	0.7%
f.	Shell International Fin	Bonds	$29,777,333	0.7%
g.	Enterprise Products Oper	Bonds	$29,284,627	0.6%
h.	AIG	Bonds	$28,714,339	0.6%
i.	Amgen Inc	Bonds	$28,166,180	0.6%
j.	Exxon Mobil Corp	Bonds	$26,446,322	0.6%

3.	State the amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Amount	Percentage of Total Admitted Assets	Preferred Stocks	Amount	Percentage of Total Admitted Assets
NAIC-1	$1,819,967,845	40.3%	P/RP-1	$—	0.0%
NAIC-2	$1,552,799,751	34.4%	P/RP-2	$—	0.0%
NAIC-3	$66,973,042	1.5%	P/RP-3	$—	0.0%
NAIC-4	$18,092,686	0.4%	P/RP-4	$—	0.0%
NAIC-5	$—	0.0%	P/RP-5	$—	0.0%
NAIC-6	$—	0.0%	P/RP-6	$—	0.0%

4.	Assets held in foreign investments:

	Amount	Percentage
a. Are assets held in foreign investments less than 2.5% of the entity’s total admitted assets? Yes { } No {X}
b. Total admitted assets held in foreign investments	$355,308,645	7.9%
c. Foreign-currency-denominated investments	$—	0.0%
d. Insurance liabilities denominated in that same foreign currency	$—	0.0%

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

	Amount	Percentage
Countries rated NAIC-1	$335,264,461	7.4%
Countries rated NAIC-2	$20,044,184	0.4%
Countries rated NAIC-3 or below	$—	0.0%

B-45

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Investments of Reporting Entity—Appendix A-001

As of December 31, 2021

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage
Countries rated NAIC-1:
Country: United Kingdom	$127,872,659	2.8%
Country: Netherlands	$61,392,820	1.4%
Countries rated NAIC-2:
Country: Mexico	$17,644,185	0.4%
Country: Turks & CAICOS	$2,399,999	0.1%
Countries rated NAIC-3 or below
Country:	$—	0.0%
Country: Turkey	$—	0.0%

7.	Aggregate unhedged foreign currency exposure:

Amount	Percentage
$—	0.0%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

	Amount	Percentage
i. Countries rated NAIC-1	$—	0.0%
ii. Countries rated NAIC-2	$—	0.0%
iii. Countries rated NAIC-3 or below:	$—	0.0%

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage
i. Countries rated NAIC-1:
Country: France	$—	0.0%
ii. Countries rated NAIC-2:
Country:	$—	0.0%
iii. Countries rated NAIC-3 or below
Country:	$—	0.0%

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	Issuer	NAIC Rating	Amount	Percentage
1.	Shell International Fin	1FE	$29,777,333	0.7%
2.	Vodafone Grp	2FE	$14,887,627	0.3%
3.	Astrazeneca	1FE, 2FE	$14,020,619	0.3%
4.	Siemens Financieringsmat	1FE	$12,593,670	0.3%
5.	Mitsubishi UFJ Fin Grp	1FE	$10,002,720	0.2%
6.	Reckitt Benckiser Tsy	1FE	$9,998,928	0.2%
7.	BP Capital Markets PLC	1FE	$8,531,428	0.2%
8.	Xlit LTD	2FE	$7,053,918	0.2%
9.	HSBC Holdings PLC	1FE, 2FE	$6,073,341	0.1%
10.	Lloyds TSB GR-AD	1FE	$5,956,387	0.1%

B-46

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Investments of Reporting Entity—Appendix A-001

As of December 31, 2021

11.	State the amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure.

Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?

Yes {X}    No  {  }

	Amount	Percentage
Total admitted assets held in Canadian investments	$—	—
Canadian-currency-denominated investments	$—	—
Canadian-denmoinated insurance liabilities	$—	—
Unhedged Canadian currency exposure	$—	—

12.	State the aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions.

Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required.     Yes  {X}    No  {  }

13.	State the amounts and percentages of admitted assets held in the ten largest equity interests.

Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required.      Yes  {X}    No  {  }

14.	State the amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities.

Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required.     Yes  {X}    No  {  }

	Amount	Percentage
Aggregate statement value of investments held in nonaffiliated, privately placed equities	$200,436,205	4.4%
Largest three investments held in nonaffiliated, privately placed equities:
Battery Ventures	$16,468,400	0.4%
FirstMark Capital	$12,843,175	0.3%
Genstar Capital	$11,970,696	0.3%

Fund Manager	Total Invested	Diversified	Nondiversified
Battery Ventures	$16,468,400	$16,468,400	$—
FirstMark Capital	$12,843,175	$12,843,175	$—
Genstar Capital	$11,970,696	$11,970,696	$—
Felicis Ventures	$11,510,817	$11,510,817	$—
Foundry Group	$10,634,825	$10,634,825	$—
57 Stars	$8,493,616	$8,493,616	$—
Leonard Green & Partners	$7,845,192	$7,845,192	$—
Charles River Ventures	$6,529,316	$6,529,316	$—
Harvest Partners	$6,347,398	$6,347,398	$—
Investindustrial Advisors Limited	$6,330,269	$6,330,269	$—

B-47

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Investments of Reporting Entity—Appendix A-001

As of December 31, 2021

15.	State the amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?    Yes  {X}    No  {  }

16.	State the amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?     Yes  {  }    No  {X}

Type (Residential, Commerical, Agricultural)		Amount	Percentage of Total Admitted Assets
a.	Commercial	$28,175,000	0.6%
b.	Commercial	$26,200,000	0.6%
c.	Commercial	$19,270,000	0.4%
d.	Commercial	$18,500,000	0.4%
e.	Commercial	$15,000,000	0.3%
f.	Commercial	$15,000,000	0.3%
g.	Commercial	$14,977,654	0.3%
h.	Commercial	$14,742,803	0.3%
i.	Commercial	$14,000,000	0.3%
j.	Commercial	$13,229,053	0.3%

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural
Loan to Value	Amount	Percentage	Amount	Percentage	Amount	Percentage
above 95%	$—	0.0%	$—	0.0%	$—	0.0%
91 to 95%	$—	0.0%	$—	0.0%	$—	0.0%
81 to 90%	$—	0.0%	$—	0.0%	$—	0.0%
71 to 80%	$—	0.0%	$—	0.0%	$—	0.0%
below 70%	$—	0.0%	$581,559,837	12.9%	$—	0.0%

18.	State the amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

Are assets held in real estate less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?     Yes  {X}    No  {  }

19.	State the amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

Are assets held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?     Yes  {X}    No  { }

B-48

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Investments of Reporting Entity—Appendix A-001

As of December 31, 2021

20.	State the amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Securities lending agreements (do not include assets held as collateral for such transactions)	$—	%	$—	$—	$—
b.	Repurchase agreements	$—	%	$—	$—	$—
c.	Reverse repurchase agreements	$—	%	$—	$—	$—
d.	Dollar repurchase agreements	$—	%	$—	$—	$—
e.	Dollar reverse repurchase agreements	$—	%	$—	$—	$—

21.	State the amounts and percentages of the entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
a.	Hedging	$—	%	$—	%
b.	Income generation	$—	%	$—	%
c.	Other	$—	%	$—	%

22.	State the amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Hedging	$—	%	$—	$—	$—
b.	Income generation	$—	%	$—	$—	$—
c.	Replications	$—	%	$—	$—	$—
d.	Other	$—	%	$—	$—	$—

23.	State the amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Hedging	$73,673,579	1.6%	$100,364,080	$88,845,016	$89,285,353
b.	Income generation	$—	%	$—	$—	$—
c.	Replications	$—	%	$—	$—	$—
d.	Other	$—	%	$—	$—	$—

B-49

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Appendix A-001

As of December 31, 2021

Section 3.  Summary Investment Schedule

Investment Categories	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
Long-Term Bonds:
U.S. governments	$109,512,620	2.51%	$109,512,620	2.51%
All other governments	—	0.00%	—	0.00%
U.S. states, territories and possessions, etc. guaranteed	601,282	0.01%	601,282	0.01%
U.S. political subdivisions of states, territories, and possessions, guaranteed	—	0.00%	—	0.00%
U.S. special revenue and special assessment obligations, etc. nonguaranteed	4,058,506	0.09%	4,058,506	0.09%
Industrial and miscellaneous	3,144,595,858	72.07%	3,144,595,858	72.07%
Hybrid securities	5,064,401	0.12%	5,064,401	0.12%
Parent, subsidiaries and affiliates	—	0.00%	—	0.00%
SVO identified funds	—	0.00%	—	0.00%
Unaffiliated Bank loans	35,401,635	0.81%	35,401,635	0.81%

Total long-term bonds	3,299,234,302	75.61%	3,299,234,302	75.61%
Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	—	0.00%	—	0.00%
Parent, subsidiaries and affiliates	—	0.00%	—	0.00%

Total preferred stocks	—	0.00%	—	0.00%
Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	—	0.00%	—	0.00%
Industrial and miscellaneous Other (Unaffiliated)	—	0.00%	—	0.00%
Parent, subsidiaries and affiliates Publicly traded	—	0.00%	—	0.00%
Parent, subsidiaries and affiliates Other	—	0.00%	—	0.00%
Mutual funds	—	0.00%	—	0.00%
Unit investment trusts	—	0.00%	—	0.00%
Closed-end funds	—	0.00%	—	0.00%

Total common stocks	—	0.00%	—	0.00%
Mortgage loans:
Farm mortgages	—	0.00%	—	0.00%
Residential mortgages	—	0.00%	—	0.00%
Commercial mortgages	594,809,837	13.63%	594,809,837	13.63%
Mezzanine real estate loans	—	0.00%	—	0.00%

Total mortgage loans	594,809,837	13.63%	594,809,837	13.63%

B-50

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Appendix A-001

As of December 31, 2021

Investment Categories	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
Real estate:
Properties occupied by company	—	0.00%	—	0.00%
Properties held for production of income	—	0.00%	—	0.00%
Properties held for sale	—	0.00%	—	0.00%

Total real estate	—	0.00%	—	0.00%
Cash, cash equivalents and short-term investments:
Cash	(19,638,090)	-0.45%	(19,638,090)	-0.45%
Cash equivalents	158,599,022	3.64%	158,599,022	3.64%
Short-term investments	—	0.00%	—	0.00%

Total cash, cash equivalents and short-term investments	138,960,932	3.19%	138,960,932	3.19%
Contract loans	79,113,250	1.81%	79,113,250	1.81%
Derivatives	—	0.00%	—	0.00%
Other Invested Assets (Schedule BA)	243,618,373	5.58%	243,618,373	5.58%
Receivables for securities	7,454,279	0.17%	7,454,279	0.17%
Securities lending	—	0.00%	—	0.00%
Other Invested Assets (Page 2, Line 11)	—	0.00%	—	0.00%

Total Invested Assets	$4,363,190,973	100.00%	$4,363,190,973	100.00%

*	Gross Investment Holdings as valued in compliance with NAIC Accounting Practices & Procedures Manual

B-51

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Report of Independent Auditors

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.

Opinions

We have audited the accompanying statutory basis financial statements of The Guardian Insurance & Annuity Company, Inc. (the “Company”), which comprise the statutory basis balance sheets as of December 31, 2021 and 2020, and the related statutory basis statements of operations, of changes in capital and surplus, and of cash flows for the years then ended, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the balance sheets of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for the years then ended.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America are material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

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Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the statutory basis financial statements taken as a whole. The supplemental Schedule 1—Selected Financial Data, Investment Risk Interrogatories, and Summary Investment Schedule (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2021 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory basis financial statements or to the statutory basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory basis financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

February 25, 2022

B-53